SAFECO Mutual Funds

Annual Report

Report From The Fund Manager

SAFECO Growth Opportunities Fund

December 31, 2002

Thomas M. Maguire

How did the funds perform?

The SAFECO Growth Opportunities Fund posted negative returns and significantly underperformed its benchmark index, the Russell 2000, during the year ended December 31, 2002. Although the Fund performed very well in 2001, the performance this past year has contributed to the Fund lagging the benchmark for the trailing five-year period also.

The year just ended was the toughest year I have experienced in the 19 years that I have been managing portfolios. There may be room for optimism; however. The Fund’s performance relative to the benchmark has, since mid-August and through year-end, improved consistently.

What factors impacted the fund’s performance?

The performance of the Fund in 2002 was a direct result of positioning it aggressively in late 2001 to benefit from an economic recovery that I thought would occur in 2002. The year did not see crystal-clear recovery signs and the market sold off. The market was hit not only by the economy but also by accounting scandals, major company bankruptcies and war fears.

My strategy has been to buy early-stage companies that have the potential to grow into big companies. Last year was not a good year for these companies, as investors worried more about capital preservation than capital appreciation.

Early-stage companies offer significant appreciation potential. They also present risks. In a bad market, as 2002 was, the risks draw the most focus. A number of our health care stocks have later-stage products in their research pipeline. I believe these products have the potential to be very successful once introduced to their markets. However, since the products are still in the research stage, investors in bad markets worry about their success when and if the products come to market. Conceptus, Atherogenix and La Jolla Pharmaceutical are examples of companies where investors focused on product risks versus the potential.

Some of our companies were hurt by profit shortfalls. Two examples of this: PLATO Learning, an educational software company, was hurt by tight budgets at school districts across the country, and Matria Healthcare, a disease management company, had to reduce profit guidance as contracts with potential customers were pushed out.

PolyMedica, the Fund’s largest holding, and Prime Medical Services bucked the down market trend and appreciated handsomely in 2002. Both of these companies had depressed stock prices at yearend 2001 and reported strong profits during 2002. Station Casinos was another solid performer as its Las Vegas area casinos, targeted to the local population, held up well and the company announced expansion plans outside of Nevada.

SAFECO MUTUAL FUNDS	www.safecofunds.com

Report From The Fund Manager

SAFECO Growth Opportunities Fund

December 31, 2002

What changes did you make and why?

There were a number of changes made to the Fund during the second half of 2002. First and foremost was the decrease in health care holdings. Health care had become a large part of the Fund’s assets and it is important to diversify holdings into some other areas of the market that would benefit as the economy entered the recovery stage. I also cut back or eliminated some of the Fund’s smaller, non-core holdings, so I could place greater focus on the remaining names.

What is your outlook for the fund?

As mentioned above, the year ended with stronger performance than it began. I continue to look for small companies with strong fundamentals. At the present time I am cautiously optimistic concerning 2003. I realize the uncertainties the market is dealing with, not the least of which is potential war and a slow economy. However I think many of those risks are priced into the stock market already.

While I have been rebalancing the holdings in the Fund to maximize performance and minimize overexposure to one industry, I have also tried very hard not to disturb what I consider to be the core holdings—those companies I believe can grow faster than the market when recovery takes hold. I believe these continuing efforts will help the Fund recover lost ground in 2003 and that the Fund will see improved performance.

Thomas M. Maguire, MBA

Vice President of SAFECO Asset Management Company; BA Business Administration, University of Washington (1976); MBA, University of Washington (1980)

Thomas M. Maguire started his investment career as an equity analyst at SAFECO in 1981. In 1984, he became a co-portfolio manager of the SAFECO Equity Fund, and in 1989 assumed sole responsibility for the SAFECO Growth Opportunities Fund.

Managerial change update:

SAFECO Asset Management Company’s growth opportunities investment team, which is comprised of equity managers and analysts, assumed management of the SAFECO Growth Opportunities Fund in February 2003. Team management allows broader coverage of this highly complex market and increased input into the investment process.

Performance Overview & Highlights

SAFECO Growth Opportunities Fund

	With Sales Charge			Without Sales Charge
Average Annual Total Return for the periods ended December 31, 2002	1 Year	5 Year	10 Year	1 Year	5 Year	10 Year

SAFECO Growth Opportunities Fund
Class A	(40.66)%	(5.91)%	7.47%	(37.05)%	(4.79)%	8.11%
Class B	(40.66)%	(5.90)%	7.63%	(37.53)%	(5.54)%	7.63%
Class C	(38.11)%	(5.54)%	7.60%	(37.49)%	(5.54)%	7.60%
Russell 2000 Index	N/A	N/A	N/A	(20.48)%	(1.36)%	7.16%
Lipper, Inc. (Small-Cap Core Funds)	N/A	N/A	N/A	(18.23)%	3.19%	8.73%

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP FIVE INDUSTRIES	Percent of Net Assets

Diversified Commercial Services	15%
Health Care Equipment	10
Application Software	9
Biotechnology	9
Health Care Supplies	8

TOP TEN HOLDINGS	Percent of Net Assets

PolyMedica Corp. (Health Care Supplies)	7.2%
Iron Mountain, Inc. (Diversified Commercial Services)	6.1
NCO Group, Inc. (Diversified Commercial Services)	5.6
MICROS Systems, Inc. (Application Software)	5.4
Conceptus, Inc. (Health Care Equipment)	5.2
TMP Worldwide, Inc. (Advertising)	3.8
Serologicals Corp. (Biotechnology)	3.1
iShares Russell 2000 Growth Index Fund (Indexed Securities)	3.0
United Stationers, Inc. (Office Services & Supplies)	2.9
RMH Teleservices, Inc. (Integrated Telecommunications Services)	2.3

TOP FIVE PURCHASES For the Year Ended December 31, 2002	Cost (000’s)

TMP Worldwide, Inc.	$19,500
iShares Russell 2000 Growth Index Fund	12,617
Stellent, Inc.	11,787
THQ, Inc.	10,641
La Jolla Pharmaceutical Co.	8,961

TOP FIVE SALES For the Year Ended December 31, 2002	Proceeds (000’s)

iShares Russell 2000 Index Fund	$40,422
Corinthian Colleges, Inc.	28,061
Rent-A-Center, Inc.	21,851
United Stationers, Inc.	17,626
iShares S&P 2000 SmallCap 600 Index Fund	16,687

WEIGHTINGS AS A PERCENT

OF NET ASSETS

Portfolio of Investments

SAFECO Growth Opportunities Fund

As of December 31, 2002

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

COMMON STOCKS—92.3%

Advertising—3.8%
1,477,700	*	TMP Worldwide, Inc.	$16,713

Apparel Retail—0.1%
66,700		Wet Seal, Inc. (Class A)	718

Application Software—8.8%
1,061,928	*†	MICROS Systems, Inc.	23,808
1,239,766	*†	PLATO Learning, Inc.	7,364
235,898	*	Private Business, Inc.	349
544,300	*	THQ, Inc.	7,212

Auto Parts & Equipment—1.5%
937,800	*†	IMPCO Technologies, Inc.	4,398
937,800	*†	Quantum Fuel Systems Technologies Worldwide, Inc.	2,204

Banks—1.5%
230,302		Doral Financial Corp.	6,587

Biotechnology—8.5%
275,000	*	Applied Molecular Evolution, Inc.	564
1,340,900	*	AtheroGenics, Inc.	9,936
664,800	*	Bio-Technology General Corp.	2,128
25,840	*	Ista Pharmaceuticals, Inc.	81
930,100	*†	North American Scientific, Inc.	8,362
587,500	*	Novavax, Inc.	1,527
396,100	*	Pain Therapeutics, Inc.	947
1,254,973	*†	Serologicals Corp.	13,805

Casinos & Gaming—1.6%
389,800	*	Station Casinos, Inc.	6,899

Catalog Retail—0.1%
479,500	*†	Concepts Direct, Inc.	278

Diversified Commercial Services—14.7%
267,700	*	FirstService Corp.	4,305
812,680	*	Iron Mountain, Inc.	26,827
130,300	*	Kroll, Inc.	2,486
1,539,552	*†	NCO Group, Inc.	24,556
86,100	*	Rent-A-Center, Inc.	4,301
608,400	*	ResortQuest International, Inc.	2,294

Diversified Financial Services—2.0%
2,465,700	*†	Rent-Way, Inc.	8,630

Footwear—1.4%
334,900	*	Steven Madden, Ltd.	6,214

Health Care Distributors & Services—2.6%
366,100	*	American Healthways, Inc.	6,407
865,500	*	MIM Corp.	5,020

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Health Care Equipment—10.0%
455,000	*†	American Medical Alert Corp.	$1,119
176,300	*	BioLase Technology, Inc.	968
1,897,200	*†	Conceptus, Inc.	22,728
1,187,200	*	Endocare, Inc. (Illiquid) ††	2,374
1,300,000	*	LifePoint, Inc.	2,028
1,172,500	*†	Med-Design Corp.	9,448
1,800,000	*†	PhotoMedex, Inc.	3,456
152,100	*	Physiometrix, Inc.	84
49,000	*	SonoSite, Inc.	640
861,000	*†	SpectRx, Inc.	1,386

Health Care Facilities—4.0%
842,175	*†	Matria Healthcare, Inc.	7,318
937,800	*†	Prime Medical Services, Inc.	8,131
636,800	*	Res-Care, Inc.	2,311

Health Care Supplies—7.7%
1,025,600	*†	PolyMedica Corp.	31,630
300,800	*	Thoratec Corp.	2,295

Integrated Telecommunications Services—2.3%
968,672	*†	RMH Teleservices, Inc.	10,171

Internet Software & Services—3.5%
1,409,003	*†	Stellent, Inc.	6,255
424,500	*	Websense, Inc.	9,068

IT Consulting & Services—1.2%
1,069,508	*	CIBER, Inc.	5,508

Office Services & Supplies—2.9%
443,600	*	United Stationers, Inc.	12,776

Paper Packaging—0.5%
522,300		Intertape Polymer Group, Inc.	2,152

Personal Products—2.9%
623,600	*	Elizabeth Arden, Inc.	9,229
307,200	*	Nu Skin Enterprises, Inc. (Class A)	3,677

Pharmaceuticals—7.0%
268,300	*	Connetics Corp.	3,225
1,149,425	*	Discovery Laboratories, Inc.	3,230
292,235	*	Emisphere Technologies, Inc.	1,017
1,059,300	*	First Horizon Pharmaceutical Corp.	7,921
146,400	*	Impax Laboratories, Inc.	587
1,216,000	*	La Jolla Pharmaceutical Co.	7,904
835,000	*†	Nastech Pharmaceutical Co., Inc.	7,139

Soft Drinks—0.7%
48,500		Coca-Cola Bottling Co.	3,129

Specialty Chemicals—0.5%
530,000	*	Omnova Solutions, Inc.	2,136

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

SAFECO Growth Opportunities Fund

As of December 31, 2002

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Specialty Stores—0.1%
542,213	*†	Harold’s Stores, Inc.	$553

Systems Software—0.8%
275,000	*	BEA Systems, Inc.	3,154
831,700	*†	Sphinx International, Inc. (Illiquid)	333

Telecommunications Equipment—0.2%
397,400	*	Innotrac Corp.	890

Trucking—1.4%
219,800	*	Old Dominion Freight Line, Inc.	6,231

TOTAL COMMON STOCKS (cost $488,447)			407,121

INDEXED SECURITIES—4.9%

Indexed Securities—4.9%
330,000		iShares Russell 2000 Growth Index Fund	13,151
132,000		iShares S&P SmallCap 600/BARRA Growth Index Fund	8,593

TOTAL INDEXED SECURITIES (cost $20,831)			21,744

WARRANTS—0.9%

Health Care Equipment—0.3%
113,750	*	American Medical Alert Corp. (Exp. 4/19/07)††	113
92,625	*	Endocare, Inc. (Illiquid) (Exp. 11/23/05)††	123
260,000	*	LifePoint, Inc. (Exp. 3/27/07)††	214
156,000	*	LifePoint, Inc. (Exp. 7/21/07)††	135
450,000	*	PhotoMedex, Inc. (Exp. 6/12/07)††	529
172,200	*	SpectRx, Inc. (Exp. 6/04/06)††	200

Integrated Telecommunications Services—0.4%
345,724	*	RMH Teleservices, Inc. (Exp. 9/28/06)††	1,603

Pharmaceuticals—0.2%
229,885	*	Discovery Laboratories, Inc. (Exp. 10/01/06)††	153
217,500	*	Nastech Pharmaceutical Co., Inc. (Exp. 3/19/06)††	1,012

TOTAL WARRANTS (cost $43)			4,082

SHARES OR PRINCIPAL AMOUNT		Value (000’s)

CASH EQUIVALENTS—1.2%

Investment Companies
5,063,031	AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	$5,063

TOTAL CASH EQUIVALENTS (cost $5,063)		5,063

TOTAL INVESTMENTS (cost $514,384)—99.3%		438,010

Other Assets, less Liabilities		3,056

NET ASSETS		$441,066

*	Non-income producing security.
†	Affiliated issuer as defined by the Investment Company Act of 1940 (the Fund controls 5% or more of the outstanding voting shares of the company). Total cost of such securities is $253,665,000 and the total value is $203,072,000 or 46.04% of net assets.
††	Securities are valued at fair value as determined under the supervision of the Board of Trustees.

SAFECO MUTUAL FUNDS	1-800-528-6501

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Manager

SAFECO Equity Fund

December 31, 2002

Richard Meagley

How did the fund perform?

For the year ending December 31, 2002, the SAFECO Equity Fund was down, lagging its benchmark, the S&P 500 Index.

During the second half of the year, performance began to improve and we ended 2002 with a strong fourth quarter. On a longer-term basis, performance of the Equity Fund versus the S&P 500 has been improving. The strong fourth quarter helped and the lingering negative effects of owning less technology than the benchmark in late 1999 and early 2000 are diminishing.

What factors impacted the fund’s performance?

The year ended with improved performance during the fourth quarter, helped by various telephone, technology, industrial and financial holdings. This improvement, however, was not enough to salvage the full year.

During 2002 the Fund was hurt mainly by company-specific problems in the first half of the year. Each company, Tyco International, AOL Time Warner, El Paso Corp., and Qwest Communications, grew quickly during the last part of the 1990s. All of these stocks dropped significantly in the first half of the year. AOL Time Warner remains in the Fund. The others have been eliminated, but not before they adversely affected performance.

What changes did you make and why?

The changes made recently to the Fund focus on improving the consistency of the Fund’s performance versus the benchmark. This past year, I have focused on deciding more quickly when a company’s fundamentals have changed dramatically—versus when they have just hit a bump in the road—and on lessening the impact to the Fund of the inevitable bumps in the road that companies do hit.

These changes have resulted in exiting certain positions more quickly than in the past, and in increasing the number of holdings in the Fund. The increase in names will allow the Fund to participate in long-term trends, but in a more consistent manner. For example, healthcare should be a good place to invest long term, but the past few years have shown that individual companies are not as predictable or consistent as we once thought. By adding to the number of holdings while keeping the overall exposure to healthcare the same, I believe we can participate long term with increased consistency.

What is your outlook for the fund?

The Equity Fund is predominately positioned as a buy-and-hold fund. I believe the larger holdings should provide competitive returns over longer time periods. We have a slowly recovering economy, and quarter-to-quarter returns that vary dramatically by economic sector.

My outlook, then, is to adhere to the buy-and-hold strategy while looking for companies that are poised to benefit from a slowly improving economy. In my opinion, retaining the vast majority of assets in

Report From the Fund Manager

SAFECO Equity Fund

December 31, 2002

longer-term holdings, and also investing in some companies with lower long-term growth but with potential for cyclical earnings recovery, will benefit performance.

Richard Meagley, MBA, CFA

Vice President of SAFECO Asset Management Company; BA Economics, Wake Forest University (1977); MBA Finance, University of Washington (1982); Chartered Financial Analyst (CFA) (1986)

Richard Meagley joined SAFECO Asset Management Company as an equity analyst in 1983, and was a portfolio manager from 1988 to 1992.

SAFECO MUTUAL FUNDS	www.safecofunds.com

Performance Overview & Highlights

SAFECO Equity Fund

	With Sales Charge			Without Sales Charge
Average Annual Total Return for the periods ended December 31, 2002	1 Year	5 Year	10 Year	1 Year	5 Year	10 Year

SAFECO Equity Fund
Class A	(30.80)%	(5.56)%	7.66%	(26.59)%	(4.43)%	8.30%
Class B	(30.79)%	(5.58)%	7.78%	(27.14)%	(5.24)%	7.78%
Class C	(27.84)%	(5.21)%	7.77%	(27.11)%	(5.21)%	7.77%
S&P 500 Index	N/A	N/A	N/A	(22.12)%	(0.59)%	9.33%
Lipper, Inc. (Large-Cap Value Funds)	N/A	N/A	N/A	(23.48)%	(1.71)%	7.72%

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP FIVE INDUSTRIES	Percent of Net Assets

Pharmaceuticals	13%
Diversified Financial Services	8
Banks	8
Integrated Oil & Gas	6
Integrated Telecommunications Services	5

TOP TEN HOLDINGS	Percent of Net Assets

Pfizer, Inc. (Pharmaceuticals)	4.0%
Microsoft Corp. (Systems Software)	3.5
Citigroup, Inc. (Diversified Financial Services)	3.3
Exxon Mobil Corp. (Integrated Oil & Gas)	3.1
American International Group, Inc. (Multi-Line Insurance)	3.0
Bank of America Corp. (Banks)	2.5
Procter & Gamble Co. (Household Products)	2.5
General Electric Co. (Industrial Conglomerates)	2.5
Wal-Mart Stores, Inc. (General Merchandise Stores)	2.2
PepsiCo, Inc.	2.1
(Soft Drinks)

TOP FIVE PURCHASES For the Year Ended December 31, 2002	Cost (000’s)

Pharmacia Corp.	$19,020
United Technologies Corp.	19,004
Wells Fargo & Co.	14,635
General Motors Corp.	13,748
Target Corp.	13,696

TOP FIVE SALES For the Year Ended December 31, 2002	Proceeds (000’s)

Washington Mutual, Inc.	$43,637
Wal-Mart Stores, Inc.	26,180
Royal Dutch Petroleum Co. (ADR)	20,107
General Electric Co.	19,338
Johnson & Johnson	19,225

WEIGHTINGS AS A PERCENT

OF NET ASSETS

Portfolio of Investments

SAFECO Equity Fund

As of December 31, 2002

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

COMMON STOCKS—96.6%

Aerospace & Defense—2.4%
175,000		Boeing Co.	$5,773
170,000		United Technologies Corp.	10,530

Aluminum—0.8%
250,000		Alcoa, Inc.	5,695

Application Software—0.3%
300,000	*	Siebel Systems, Inc.	2,244

Automobile Manufacturers—1.0%
180,000		General Motors Corp.	6,635

Banks—8.2%
250,000		Bank of America Corp.	17,392
500,000		U.S. Bancorp	10,610
400,000		Washington Mutual, Inc.	13,812
300,000		Wells Fargo & Co.	14,061

Brewers—1.4%
200,000		Anheuser-Busch Companies, Inc.	9,680

Computer Hardware—3.9%
300,000	*	Dell Computer Corp.	8,022
250,000		Hewlett-Packard Co.	4,340
149,000		International Business Machines Corp.	11,547
800,000	*	Sun Microsystems, Inc.	2,488

Computer Storage & Peripherals—0.4%
490,000	*	EMC Corp.	3,009

Construction & Farm Machinery & Heavy Trucks—1.4%
120,000		Caterpillar, Inc.	5,486
85,000		PACCAR, Inc.	3,921

Consumer Finance—0.7%
270,000		MBNA Corp.	5,135

Data Processing Services—0.9%
150,000		Automatic Data Processing, Inc.	5,887

Department Stores—0.7%
200,000		May Department Stores Co.	4,596

Diversified Commercial Services—0.6%
250,000		IMS Health, Inc.	4,000

Diversified Financial Services—8.2%
250,000		American Express Co.	8,838
650,000		Citigroup, Inc.	22,874
225,000		Federal National Mortgage Association	14,474
410,000		J.P. Morgan Chase & Co.	9,840

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Electric Utilities—1.0%
350,000		Duke Energy Corp.	$6,839

Electrical Components & Equipment—1.0%
140,000		Emerson Electric Co.	7,119

Food Retail—0.8%
350,000	*	Kroger Co.	5,408

Forest Products—0.6%
90,000		Weyerhaeuser Co.	4,429

General Merchandise Stores—3.6%
325,000		Target Corp.	9,750
300,000		Wal-Mart Stores, Inc.	15,153

Health Care Equipment—1.0%
240,000		Baxter International, Inc.	6,720

Home Furnishings—0.7%
215,000		Leggett & Platt, Inc.	4,825

Home Improvement Retail—1.7%
490,000		Home Depot, Inc.	11,740

Household Products—3.8%
190,000		Kimberly-Clark Corp.	9,019
200,000		Procter & Gamble Co.	17,188

Housewares & Specialities—0.8%
110,000		Fortune Brands, Inc.	5,116

Industrial Conglomerates—2.5%
700,000		General Electric Co.	17,045

Industrial Gases—0.8%
100,000		Praxair, Inc.	5,777

Industrial Machinery—2.0%
70,000		Illinois Tool Works, Inc.	4,540
135,000		Ingersoll-Rand Co.	5,813
70,000		Parker-Hannifin Corp.	3,229

Integrated Oil & Gas—6.2%
200,000		ChevronTexaco Corp.	13,296
163,695		ConocoPhillips	7,921
600,000		Exxon Mobil Corp.	20,964

Integrated Telecommunications Services—4.6%
150,000		CenturyTel, Inc.	4,407
500,000		SBC Communications, Inc.	13,555
340,000		Verizon Communications	13,175

Motorcycle Manufacturers—0.5%
75,000		Harley-Davidson, Inc.	3,465

SAFECO MUTUAL FUNDS	1-800-528-6501

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

SAFECO Equity Fund

As of December 31, 2002

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Movies & Entertainment—2.5%
700,000	*	AOL Time Warner, Inc.	$9,170
500,000		Walt Disney Co.	8,155

Multi-Line Insurance—4.0%
360,000		American International Group, Inc.	20,826
150,000		Hartford Financial Services Group, Inc.	6,815

Networking Equipment—1.6%
850,000	*	Cisco Systems, Inc.	11,135

Pharmaceuticals—12.5%
285,000		Abbott Laboratories	11,400
125,000		Eli Lilly & Co.	7,938
225,000		Johnson & Johnson	12,085
245,000		Merck & Co., Inc.	13,869
900,000		Pfizer, Inc.	27,513
330,000		Wyeth	12,342

Property & Casualty Insurance—0.9%
408,483	*	Travelers Property Casualty Corp. (Class A)	5,984

Publishing & Printing—1.2%
115,000		Gannett Co., Inc.	8,257

Semiconductor Equipment—2.2%
260,000	*	Applied Materials, Inc.	3,388
750,000		Intel Corp.	11,678

Semiconductors—0.7%
305,000		Texas Instruments, Inc.	4,578

Soft Drinks—2.1%
345,000		PepsiCo, Inc.	14,566

Systems Software—4.3%
465,000	*	Microsoft Corp.	24,041
500,000	*	Oracle Corp.	5,400

Telecommunications Equipment—0.3%
150,000		Nokia Oyj (ADR)	2,325

Tobacco—1.8%
295,000		Philip Morris Cos., Inc.	11,956

TOTAL COMMON STOCKS (cost $605,575)			660,803

SHARES OR PRINCIPAL AMOUNT		Value (000’s)

CASH EQUIVALENTS—3.6%

Investment Companies
24,579,011	AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	$24,579

TOTAL CASH EQUIVALENTS (cost $24,579)		24,579

TOTAL INVESTMENTS (cost $630,154)—100.2%		685,382

Other Assets, less Liabilities		(2,251)

NET ASSETS		$683,131

*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Managers

SAFECO Dividend Income Fund

As of December 31, 2002

How did the fund perform?

For the year ending December 31, 2002, the SAFECO Dividend Income Fund underperformed the Russell 1000 Value Index.

We have been working towards improving the consistency of results by focusing on portfolio construction, stock valuation and company quality.

What factors impacted the fund’s performance?

Value stocks outperformed growth stocks for the year. Unlike the previous two years when small stocks were the stars, this year there was very little difference between large and small cap indices. Our focus on high quality, large cap, dividend paying stocks allowed us to be relatively defensive in a poor market.

Our best performing stocks in the quarter included industrial, telephone and technology stocks that had done poorly earlier in the year. Verizon, Bell South and SBC Communications each gained over 34% in the quarter off historic lows in valuation.

The common theme among our worst performing stocks was lowered earnings expectations. These include General Motors (autos), First Industrial Realty Trust (real estate), Interpublic (advertising), and Kimberly-Clark (personal care products). Northrop Grumman declined on sector rotation out of defense names early in the fourth quarter.

What changes did you make and why?

This year we have increased the number of holdings in the Fund to gain exposure to additional areas of the economy. A number of these new holdings, including Leggett & Platt (home furnishings), PACCAR (heavy-duty trucks), General Motors (autos) and Dell (computers) have been in cyclical areas. We sold Sun Microsystems due to increasing concerns about the commoditization of the server market. We have also diversified our holdings in healthcare, financials and technology.

We continue to have less than 5% cash and maintain a broadly diversified portfolio.

What is your outlook for the future?

We believe the economy will continue to improve slowly, avoiding both a double-dip recession and an unsustainable boom. The consumer will continue to spend, but at a slower rate as the mortgage refinancing cycle comes to an end. The government plans to add fiscal stimulus to the monetary stimulus already in place. The remaining piece of the puzzle is for corporations to increase inventories and capital spending as they become more confident of their earnings outlook.

SAFECO MUTUAL FUNDS	www.safecofunds.com

Report From the Fund Managers

SAFECO Dividend Income Fund

As of December 31, 2002

The Bush Administration’s plan to reduce or eliminate the double taxation of dividends tops a year when dividends were of increasing interest to investors. Historically dividends have provided around 40% of the stock market’s total return. Last year stocks in the S&P 500 that pay dividends outperformed the index, declining by 18.4% vs. 22.1%, while those that did not pay dividends declined an average of 30.3%. We have already seen more signs that corporations are thinking more favorably about instituting or increasing their dividends than we have seen in years. We believe our philosophy of focusing on companies with growing dividends fits well into this trend.

SAFECO Asset Management Company

SAFECO Asset Management Company’s dividend income investment team, which is comprised of equity managers and analysts, assumed management of SAFECO Dividend Income Fund in April 2001. Team management allows broader coverage of this highly complex market and increased input into the investment process.

Performance Overview & Highlights

SAFECO Dividend Income Fund

	With Sales Charge			Without Sales Charge
Average Annual Total Return for the periods ended December 31, 2002	1 Year	5 Year	10 Year	1 Year	5 Year	10 Year

SAFECO Dividend Income Fund
Class A	(22.30)%	(6.47)%	4.97%	(17.57)%	(5.36)%	5.59%
Class B	(22.34)%	(6.34)%	5.17%	(18.28)%	(6.01)%	5.17%
Class C	(18.93)%	(5.94)%	5.18%	(18.12)%	(5.94)%	5.18%
Russell 1000 Value Index	N/A	N/A	N/A	(15.52)%	1.16%	10.80%
Lipper, Inc. (Equity-Income Funds)	N/A	N/A	N/A	(16.33)%	0.03%	8.38%

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP FIVE INDUSTRIES	Percent of Net Assets

Integrated Oil & Gas	10%
Banks	9
Real Estate Investment Trust	9
Integrated Telecommunications Services	9
Diversified Financial Services	7

TOP TEN HOLDINGS	Percent of Net Assets

ChevronTexaco Corp. (Integrated Oil & Gas)	3.5%
Liberty Property Trust (Real Estate Investment Trust)	3.5
First Industrial Realty Trust, Inc. (Real Estate Investment Trust)	2.9
Verizon Communications (Integrated Telecommunications Services)	2.7
U.S. Bancorp (Banks)	2.5
SBC Communications, Inc. (Integrated Telecommunications Services)	2.5
Equity Residential (Real Estate Investment Trust)	2.5
Bank of America Corp. (Banks)	2.4
Ingersoll-Rand Co. (Industrial Machinery)	2.4
Exxon Mobil Corp. (Integrated Oil & Gas)	2.3

TOP FIVE PURCHASES For the Year Ended December 31, 2002	Cost (000’s)

FirstEnergy Corp.	$2,694
Wells Fargo & Co.	2,658
IMS Health, Inc.	1,636
SBC Communications, Inc.	1,455
Pharmacia Corp.	1,438

TOP FIVE SALES For the Year Ended December 31, 2002	Proceeds (000’s)

Johnson & Johnson	$2,259
Weyerhaeuser Co.	1,904
Emerson Electric Co.	1,772
Washington Mutual, Inc.	1,768
Boeing Co.	1,730

WEIGHTINGS AS A PERCENT

OF NET ASSETS

Portfolio of Investments

SAFECO Dividend Income Fund

As of December 31, 2002

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

COMMON STOCKS—96.6%

Advertising—0.5%
50,000		Interpublic Group Cos., Inc.	$704

Aerospace & Defense—3.5%
20,000		Northrop Grumman Corp.	1,940
45,000		United Technologies Corp.	2,787

Air Freight & Couriers—2.1%
45,000		United Parcel Service, Inc. (Class B)	2,839

Apparel Retail—0.5%
25,000		The Talbots, Inc.	688

Automobile Manufacturers—0.7%
25,000		General Motors Corp.	921

Banks—9.1%
47,000		Bank of America Corp.	3,270
160,000		U.S. Bancorp	3,395
85,000		Washington Mutual, Inc.	2,935
55,000		Wells Fargo & Co.	2,578

Brewers—1.4%
40,000		Anheuser-Busch Companies, Inc.	1,936

Computer Hardware—1.6%
25,000	*	Dell Computer Corp.	668
19,200		International Business Machines Corp.	1,488

Construction & Farm Machinery & Heavy Trucks—1.0%
30,000		PACCAR, Inc.	1,384

Data Processing Services—1.0%
35,000		Automatic Data Processing, Inc.	1,374

Department Stores—1.2%
70,500		May Department Stores Co.	1,620

Diversified Chemicals—1.6%
50,000		Du Pont (E.I.) de Nemours & Co.	2,120

Diversified Commercial Services—1.0%
80,000		IMS Health, Inc.	1,280

Diversified Financial Services—7.3%
70,000		American Express Co.	2,474
75,000		Citigroup, Inc.	2,639
45,000		Federal National Mortgage Association	2,895
75,000		J.P. Morgan Chase & Co.	1,800

Electric Utilities—2.8%
68,000		Duke Energy Corp.	1,329
75,000		FirstEnergy Corp.	2,473

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Electronic Equipment & Instruments—3.0%
55,000	*	Agilent Technologies, Inc.	$988
40,000		Diebold, Inc.	1,649
40,000		Hubbell, Inc. (Class B)	1,406

Forest Products—0.9%
25,000		Weyerhaeuser Co.	1,230

Health Care Equipment—1.0%
45,000		Baxter International, Inc.	1,260

Home Furnishings—1.1%
65,000		Leggett & Platt, Inc.	1,459

Household Products—1.6%
45,000		Kimberly-Clark Corp.	2,136

Housewares & Specialities—1.8%
50,500		Fortune Brands, Inc.	2,349

Industrial Conglomerates—1.6%
90,000		General Electric Co.	2,191

Industrial Gases—1.6%
50,000		Air Products and Chemicals, Inc.	2,137

Industrial Machinery—2.4%
73,300		Ingersoll-Rand Co.	3,156

Integrated Oil & Gas—9.9%
70,000		ChevronTexaco Corp.	4,654
53,785		ConocoPhillips	2,603
88,812		Exxon Mobil Corp.	3,103
65,000		Royal Dutch Petroleum Co. (ADR)	2,861

Integrated Telecommunications Services—8.6%
45,000		ALLTEL Corp.	2,295
30,000		BellSouth Corp.	776
50,000		CenturyTel, Inc.	1,469
125,000		SBC Communications, Inc.	3,389
91,740		Verizon Communications	3,555

IT Consulting & Services—0.6%
45,000		Electronic Data Systems Corp.	829

Movies & Entertainment—1.3%
105,000		Walt Disney Co.	1,713

Multi-Line Insurance—3.7%
35,000		American International Group, Inc.	2,025
65,700		Hartford Financial Services Group, Inc.	2,985

Multi-Utilities—1.1%
75,000		NiSource, Inc.	1,500

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

SAFECO Dividend Income Fund

As of December 31, 2002

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Pharmaceuticals—6.3%
50,000		Abbott Laboratories	$2,000
20,000		Johnson & Johnson	1,074
35,000		Pharmacia Corp.	1,463
60,000		Schering-Plough Corp.	1,332
70,000		Wyeth	2,618

Publishing & Printing—1.9%
35,000		Gannett Co., Inc.	2,513

Real Estate Investment Trust—8.8%
134,000		Equity Residential	3,294
137,000		First Industrial Realty Trust, Inc.	3,836
145,000		Liberty Property Trust	4,631

Semiconductor Equipment—0.7%
62,800		Intel Corp.	978

Semiconductors—0.3%
25,000		Texas Instruments, Inc.	375

Systems Software—1.0%
25,000	*	Microsoft Corp.	1,293

Telecommunications Equipment—1.0%
90,000		Nokia Oyj (ADR)	1,395

Tobacco—1.1%
35,000		Philip Morris Cos., Inc.	1,419

TOTAL COMMON STOCKS (cost $123,516)			129,476

SHARES OR PRINCIPAL AMOUNT		Value (000’s)

CASH EQUIVALENTS—3.1%

Investment Companies
4,081,381	AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	$4,081

TOTAL CASH EQUIVALENTS (cost $4,081)		4,081

TOTAL INVESTMENTS (cost $127,597)—99.7%		133,557

Other Assets, less Liabilities		458

NET ASSETS		$134,015

*	Non-income producing security.

SAFECO MUTUAL FUNDS	1-800-528-6501

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Manager

SAFECO Northwest Fund

December 31, 2002

Bill Whitlow

How did the fund perform?

The SAFECO Northwest Fund underperformed the S&P 500 Index for the year ended December 31, 2002. The Fund returns were below the benchmark for five and ten years as well.

What factors impacted the fund’s performance?

The performance was the result of the pro-growth nature of the portfolio in a period of declining markets.

The U.S. stock market just completed its first three-year losing streak since 1939 to 1941. This severe “bear” market has been prolonged by an unusually weak recovery, disclosures of corporate malfeasance and threats of war with Iraq.

In this difficult environment, growth stocks fared much worse than the market in general. For example, the NASDAQ Composite, which contains more technology than the S&P 500, declined 74% since its peak in March of 2000 while the S&P 500 was down 41%. Because our Fund reflects the Northwest economy’s bias toward growth industries like technology and biotechnology, we have underperformed the S&P 500 since the peak. This negative impact has been cushioned to some degree by the portfolio’s broad diversification and our attention to valuation and risk control.

Consistent with the continued decline in growth stocks, the portfolio’s full-year performance was hurt most by telecom and tech stocks and was helped by our financial holdings as well as cyclical companies in the industrial and materials sectors. Our second-half winners were biotech companies and three of our new positions, F-5 Networks, PACCAR and Airborne.

What changes did you make and why?

The few changes made to the portfolio as the year unfolded were to further diversify and increase the quality of the holdings. For the most part, stocks eliminated were lower quality and had performed poorly in the risk-adverse environment. To increase the portfolio’s cyclical exposure, we added PACCAR, the maker of Kenworth and Peterbilt heavy trucks; Monaco Coach, a manufacturer of luxury RVs; and Airborne. Positions sold during the year included Agilent, InfoSpace, Onyx Software, Eden Biosciences, Touch America, Western Wireless, Qwest, and PMC-Sierra.

What is your outlook for the future?

I believe we are in the early stages of a slow economic recovery which will eventually lead to improving corporate profits. Further, new legislation from Congress, industry changes separating investment banking from research and the passage of time are putting the spate of corporate malfeasance issues behind us. Only the potential for a war with Iraq remains a major unknown. As we move through 2003, I believe the risks will decrease and the market will improve.

Report From the Fund Manager

SAFECO Northwest Fund

December 31, 2002

Because I anticipate a better environment and because the objective of the SAFECO Northwest Fund is to reflect the long-term growth of the Northwest economy, I have maintained a pro-growth, pro-cyclical bias in the portfolio. I believe this strategy will lead to superior results when a better environment returns.

Bill Whitlow, MBA, CFA

Vice President of SAFECO Asset Management Company; BA Chemistry, University of Colorado (1967); MBA Finance, U.C. Berkeley (1974); Chartered Financial Analyst (CFA) (1980)

Bill Whitlow, a nationally quoted authority on Northwest stocks, began his investment career at SAFECO in 1976, staying four years and then returning April 1997. He has over 26 years of investment experience. Before his return to SAFECO, Whitlow was a principal with Pacific Crest Securities in Portland, OR. He is currently on the Governor’s Council of Economic Advisors for the state of Washington.

SAFECO MUTUAL FUNDS	www.safecofunds.com

Performance Overview & Highlights

SAFECO Northwest Fund

	With Sales Charge			Without Sales Charge
Average Annual Total Return for the periods ended December 31, 2002	1 Year	5 Year	10 Year	1 Year	5 Year	10 Year

SAFECO Northwest Fund
Class A	(28.67)%	(3.49)%	4.17%	(24.33)%	(2.35)%	4.79%
Class B	(28.67)%	(3.37)%	4.37%	(24.92)%	(3.01)%	4.37%
Class C	(25.65)%	(2.99)%	4.35%	(24.90)%	(2.99)%	4.35%
S&P 500 Index	N/A	N/A	N/A	(22.12)%	(0.59)%	9.33%
WM Group NW 50 Index	N/A	N/A	N/A	(19.78)%	4.51%	10.14%
Lipper, Inc. (Multi-Cap Core Funds)	N/A	N/A	N/A	(21.75)%	(0.25)%	8.52%

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP FIVE INDUSTRIES	Percent of Net Assets

Banks	18%
Pharmaceuticals	8
Food Retail	6
Air Freight & Couriers	5
Biotechnology	4

TOP TEN HOLDINGS	Percent of Net Assets

Expeditors International of Washington, Inc. (Air Freight & Couriers)	3.8%
Bank of America Corp. (Banks)	3.7
U.S. Bancorp (Banks)	3.7
Microsoft Corp. (Systems Software)	3.6
Washington Mutual, Inc. (Banks)	3.6
Pfizer, Inc. (Pharmaceuticals)	3.4
Tektronix, Inc. (Electric Equipment & Instruments)	3.2
Starbucks Corp. (Restaurants)	3.2
Schnitzer Steel Industries, Inc. (Steel)	3.1
Wyeth (Pharmaceuticals)	3.1

TOP FIVE PURCHASES For the Year Ended December 31, 2002	Cost (000’s)

S&P Depository Receipts Trust, Series 1	$1,584
Icos Corp.	1,463
F5 Networks, Inc.	1,129
PACCAR, Inc.	1,011
Airborne, Inc.	833

TOP FIVE SALES For the Year Ended December 31, 2002	Proceeds (000’s)

Starbucks Corp.	$2,236
StanCorp Financial Group, Inc.	1,706
S&P Depository Receipts Trust, Series 1	1,586
Expeditors International of Washington, Inc.	1,523
Boeing Co.	1,208

WEIGHTINGS AS A PERCENT

OF NET ASSETS

Portfolio of Investments

SAFECO Northwest Fund

As of December 31, 2002

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

COMMON STOCKS—99.3%

Aerospace & Defense—1.4%
28,500		Boeing Co.	$940

Air Freight & Couriers—5.2%
65,000		Airborne, Inc.	964
75,000		Expeditors International of Washington, Inc.	2,449

Airlines—2.5%
74,000	*	Alaska Air Group, Inc.	1,602

Application Software—2.3%
381,200	*	Captaris, Inc.	915
33,260	*	NetIQ Corp.	411
470,000	*	Primus Knowledge Solutions, Inc.	197

Automobile Manufacturers—1.3%
51,500	*	Monaco Coach Corp.	852

Banks—17.8%
35,000		Bank of America Corp.	2,435
59,600		Pacific Northwest Bancorp	1,490
113,000		U.S. Bancorp	2,398
94,600		Washington Banking Co.	1,126
67,500		Washington Mutual, Inc.	2,331
116,300		West Coast Bancorp, Inc.	1,762

Biotechnology—4.3%
17,160	*	Amgen, Inc.	829
98,000	*	Corixa Corp.	626
106,000	*	Dendreon Corp.	563
33,500	*	Icos Corp.	784

Catalog Retail—2.4%
80,000	*	Coldwater Creek, Inc.	1,536

Construction & Farm Machinery & Heavy Trucks—2.1%
29,500		PACCAR, Inc.	1,361

Diversified Chemicals—2.6%
123,000		Penford Corp.	1,719

Diversified Commercial Services—3.1%
82,000	*	Ambassadors Group, Inc.	1,061
60,500		IMS Health, Inc.	968

Electric Utilities—1.9%
82,500		Avista Corp.	954
81,000	*	Calpine Corp.	264

Electronic Equipment & Instruments—3.2%
115,000	*	Tektronix, Inc.	2,092

Food Retail—5.5%
117,000	*	Kroger Co.	1,808
76,500	*	Safeway, Inc.	1,787

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

General Merchandise Stores—3.0%
69,000	*	Costco Wholesale Corp.	$1,936

Health Care Equipment—2.0%
97,500	*	SonoSite, Inc.	1,274

Health Care Supplies—0.8%
105,000	*	AVI BioPharma, Inc.	525

Integrated Oil & Gas—1.9%
30,000		BP, plc (ADR)	1,219

Integrated Telecommunications Services—1.0%
22,000		CenturyTel, Inc.	646

Internet Software & Services—1.1%
68,500	*	F5 Networks, Inc.	736

Leisure Products—1.1%
80,000	*	Ambassadors International, Inc.	719

Life & Health Insurance—3.1%
41,000		StanCorp Financial Group, Inc.	2,003

Movies & Entertainment—0.8%
138,000	*	RealNetworks, Inc.	526

Networking Equipment—1.5%
43,050	*	Avocent Corp.	957

Oil & Gas Drilling—1.9%
53,000		Transocean Sedco Forex, Inc.	1,230

Oil & Gas Exploration & Production—2.0%
26,500		Anadarko Petroleum Corp.	1,269

Personal Products—1.2%
56,500	*	Nautilus Group, Inc.	755

Pharmaceuticals—8.2%
102,000	*	Penwest Pharmaceuticals Co.	1,081
72,500		Pfizer, Inc.	2,216
54,200		Wyeth	2,027

Restaurants—3.2%
101,500	*	Starbucks Corp.	2,069

Semiconductor Equipment—1.6%
68,000		Intel Corp.	1,059

Semiconductors—1.3%
44,000	*	Micron Technology, Inc.	428
101,000	*	TriQuint Semiconductor, Inc.	428

Steel—3.1%
97,500		Schnitzer Steel Industries, Inc.	2,038

SAFECO MUTUAL FUNDS	1-800-528-6501

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

SAFECO Northwest Fund

As of December 31, 2002

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Systems Software—3.6%
45,100	*	Microsoft Corp.	$2,332

Wireless Telecommunications Services—1.3%
144,000	*	AT&T Wireless Services, Inc.	814

TOTAL COMMON STOCKS (cost $64,751)			64,511

CASH EQUIVALENTS—0.9%

Investment Companies
604,982		AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	605

TOTAL CASH EQUIVALENTS (cost $605)			605

TOTAL INVESTMENTS (cost $65,356)—100.2%			65,116

Other Assets, less Liabilities			(164)

NET ASSETS			$64,952

*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Manager

SAFECO International Stock Fund

December 31, 2002

How did the fund perform?

The SAFECO International Stock Fund lagged its benchmark, the Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) Index for the year ending December 31, 2002. Over the five-year time period, the Fund has performed substantially the same as the index.

What factors impacted the fund’s performance?

Most global equity markets recorded negative returns in 2002 for the third successive year—the first time this has happened since the early years of the Second World War—despite a modest recovery in the fourth quarter. European markets were among the worst performers during the year, and the S&P 500 Index of America’s largest corporations shed over 22% its value during 2002. However, the final quarter of the year produced healthy local currency returns of 5-10% for many markets except Japan.

Early in the year, the decline in equity markets was mainly led by telecom, media and technology (TMT) companies, although financial stocks also weakened amid fears regarding their exposure to bankrupt and debt-laden companies in the TMT sectors. By year-end, however, stocks in the technology, telecom and financial sectors dominated the list of top gainers in the fourth quarter. These sectors rebounded from their low levels in early October amid some hope the worst of the three-year bear market may be coming to an end.

Those sectors that had performed relatively well for the year overall weakened to a degree in the fourth quarter. This included the Household & Personal Products and Food Beverage & Tobacco indices. At a MSCI country level, the top performing nations were Portugal, Spain and Finland, while Japan and Greece were the largest losers in the quarter.

European equity markets recovered to a degree in the fourth quarter, helping to alleviate the losses for the year overall. The Euro registered gains against the U.S. Dollar amid concern America may not attract as much international investment flows as previously and as Eurozone interest rates remained at a relatively higher level.

Given our preference for stocks with dependable earnings growth, the Fund tends to be underweight in technology and overweight in defensive consumer-oriented sectors, yielding virtually the same performance as the index over the period under review.

Earlier in 2002, telecom stocks contributed to most of the decline in the portfolio as these companies were knocked by a global loss of investor confidence. In the second half of 2002, consistent with the broader market, the poorest performing holdings in the Fund were found in the insurance and banking industries. While no sector was able to escape the dramatic downturn in the markets, stocks held in the consumer sectors were somewhat of a safe haven.

By year end, on an absolute level, financial services stocks were among the top performers in the Fund in the fourth quarter. Shares in ABN AMRO Holding NV rose sharply, ING Groep NV advanced, and Britain’s Prudential Plc also gained.

A strong improvement in Vodafone Group Plc’s shares also augmented the portfolio’s return. Vodafone’s mobile phone markets and margins have continued to grow enabling the company to generate considerable cashflow.

SAFECO MUTUAL FUNDS	www.safecofunds.com

Report From the Fund Manager

SAFECO International Stock Fund

December 31, 2002

The Fund’s positive gains were offset to a degree by declines in certain of the pharmaceutical stocks as investors fretted about the strength of the companies’ drugs pipelines. Novartis AG declined on worries about its ability to replace products near patent expiry. GlaxoSmithKline Plc dropped slightly as it has struggled to develop new drugs while facing erosion of its existing drug sales.

The consumer staples sector was relatively weaker amid concerns about the robustness of consumer expenditure. Diageo Plc fell as it reduced the sale price of its Burger King restaurant chain to $1.5 billion, ensuring its purchase by a consortium of investors.

What changes did you make to the fund and why?

No changes were made to our investment strategy during the second half of 2002. We do not expect the fourth quarter rally to be sustained as much of the gains were made by ‘high beta’ stocks (stocks that rise and fall more than the overall market on average) at the expense of more defensive areas of the market. We remain disposed to quality ‘defensive’ stocks, which tend to produce solid earnings growth over time. Overall, equity markets are likely to continue to trend sideways amid occasional bouts of volatility.

In the second half of the year, we took advantage of share price weakness to add to existing holdings such as Nokia, Aventis and Novartis, as well as ING and Nestle. New purchases included Kingfisher, Deutsche Bank and Hong Kong Electric Holdings.

What is your outlook for the future?

The final quarter of 2002 provided a snapshot of the difficulties facing investors. October and November registered strong gains amid rising optimism that markets were entering a bullish phase, pushing some stocks strongly ahead. By the end of December, much of those gains had evaporated as geopolitical tensions began to rise again.

The low interest rate environment should provide a beneficial backdrop for equity markets. Interest rates in the U.S. are at a level last recorded in 1961 and we do not expect any significant movement in 2003. There may be more scope for the European Central Bank to ease rates further if inflation does moderate. As economic recovery takes hold, we believe corporate profits should improve although the level of improvement may be quite modest. However, we do not expect economic growth to be so strong as to prompt an aggressive rise in interest rates.

The possibility of a war with Iraq represents a significant risk to the global economy. Another potential obstacle to a global economic recovery could be foreign exchange turmoil if the U.S. Dollar weakens too much. While we have believed for some time that the U.S. Dollar has been overvalued, the extent of its decline could hurt economies, such as the Eurozone and Japan, that are heavily dependent on the American export market.

Bank of Ireland

Asset Management (U.S.) Limited

The Bank of Ireland Asset Management (U.S.) Limited (BIAM) investment committee is comprised of senior analysts, economists and headed by the company’s chief financial officer. BIAM began managing the Fund in 1996.

Performance Overview & Highlights

SAFECO International Stock Fund

	With Sales Charge			Without Sales Charge
Average Annual Total Return for the periods ended December 31, 2002	1 Year	5 Year	Since Inception*	1 Year	5 Year	Since Inception*

SAFECO International Stock Fund
Class A	(23.93)%	(5.71)%	(1.72)%	(19.27)%	(4.60)%	(0.88)%
Class B	(23.90)%	(5.69)%	(1.56)%	(19.89)%	(5.34)%	(1.56)%
Class C	(20.70)%	(5.35)%	(1.59)%	(19.90)%	(5.35)%	(1.59)%
MSCI EAFE Index	N/A	N/A	N/A	(17.52)%	(4.33)%	(2.55)%
Lipper, Inc. (International Funds)	N/A	N/A	N/A	(16.67)%	(2.34)%	N/A

* Graph and average annual return comparison begins January 31, 1996, inception date of the Fund.

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS	Percent of Net Assets

Nestle SA (Food Retail)	3.8%
Total Fina Elf SA (Integrated Oil & Gas)	3.7
Canon, Inc. (Office Services & Supplies)	3.4
GlaxoSmithKline, plc (Pharmaceuticals)	2.9
Aventis SA (Pharmaceuticals)	2.8
UBS AG (Banks)	2.8
Barclays, plc (Banks)	2.6
Diageo, plc (Brewers)	2.6
Shell Transport & Trading Co., plc (Integrated Oil & Gas)	2.6
ING Groep NV (Banks)	2.6

TOP FIVE PURCHASES For the Year Ended December 31, 2002	Cost (000’s)

BP, plc	$399
British American Tobacco, plc	268
Samsung Electronics Co., Ltd.	251
Allianz AG	247
Tesco, plc	219

TOP FIVE SALES For the Year Ended December 31, 2002	Proceeds (000’s)

Royal Dutch Petroleum Co.	$232
Hitachi, Ltd.	211
AstraZeneca Group, plc	187
NEC Corp.	173
Vivendi Universal SA	172

TOP FIVE COUNTRIES	Percent of Net Assets

United Kingdom	30%
Japan	13
Switzerland	13
Netherlands	10
France	9

Portfolio of Investments

SAFECO International Stock Fund

As of December 31, 2002

SHARES OR PRINCIPAL AMOUNT		Value (000’s)

COMMON STOCKS—99.1%

Australia—3.2%
44,484	Foster’s Group, Ltd. Brewers	$113
10,800	National Australia Bank, Ltd. Banks	193
22,027	News Corp., Ltd. Publishing & Printing	143
24,911	Westpac Banking Corp., Ltd. Banks	193

Finland—1.1%
14,178	Nokia Oyj Wireless Telecommunications Services	225

France—8.7%
10,056	Aventis SA Pharmaceuticals	547
18,312	Axa Multi-Line Insurance	246
2,500	Lafarge SA Construction Materials	188
5,178	Total Fina Elf SA Integrated Oil & Gas	739

Germany—5.9%
1,086	Allianz AG Multi-Line Insurance	103
9,675	Bayer AG Diversified Chemicals	203
10,291	Bayerische Motoren Werke AG Automobile Manufacturers	313
2,657	Deutsche Bank AG Banks	122
10,601	E.On AG Electric Utilities	427

Hong Kong—2.8%
28,000	Cheung Kong Holdings, Ltd. Real Estate Investment Trust	182
21,000	Hongkong Electric Holdings, Ltd. Electric Utilities	79
871,000	PetroChina Co., Ltd. Oil & Gas Exploration & Production	173
21,000	Sun Hung Kai Properties, Ltd. Real Estate Investment Trust	124

Ireland—0.5%
8,066	CRH, plc Construction Materials	99

SHARES OR PRINCIPAL AMOUNT		Value (000’s)

Italy—4.3%
32,027	ENI SpA Integrated Oil & Gas	$509
44,625	Telecom Italia SpA Integrated Telecommunications Services	339

Japan—13.4%
2,580	Acom Co., Ltd. Consumer Finance	85
18,000	Canon, Inc. Office Services & Supplies	678
9,000	Fuji Photo Film Co. Office Services & Supplies	294
7,700	Honda Motor Co., Ltd. Automobile Manufacturers	285
3,600	Hoya Corp. Health Care Supplies	252
2,200	Nintendo Co., Ltd. Consumer Electronics	206
76	NTT DoCoMo, Inc. Integrated Telecommunications Services	140
1,300	Rohm Co., Ltd. Electrical Components & Equipment	166
800	SMC Corp. Industrial Machinery	75
3,000	Sony Corp. Electrical Components & Equipment	125
8,600	Takeda Chemical Industries Pharmaceuticals	359

Netherlands—10.4%
24,220	ABN AMRO Holding NV Banks	396
3,756	Heineken NV Brewers	147
30,174	ING Groep NV Banks	511
18,582	Koninklijke (Royal) Philips Electronics NV Semiconductors	326
19,435	Koninklijke Ahold NV Food Retail	247
18,979	Reed Elsevier NV Publishing & Printing	232
6,860	TPG NV Distributors	111
3,855	VNU NV Publishing & Printing	101

Portugal—0.1%
15,547	Electricidade de Portugal SA Electric Utilities	26

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

SAFECO International Stock Fund

As of December 31, 2002

SHARES OR PRINCIPAL AMOUNT		Value (000’s)

South Korea—2.3%
3,200	Kookmin Bank (ADR)* Banks	$113
3,500	POSCO (ADR)* Steel	87
1,881	Samsung Electronics Co., Ltd. Electronic Equipment & Instruments	249

Spain—3.4%
51,345	Banco Santander Central Hispano SA Banks	352
36,745	Telefonica SA Integrated Telecommunications Services	329

Switzerland—12.8%
3,580	Nestle SA Food Retail	758
11,242	Novartis AG Pharmaceuticals	410
5,288	Roche Holding AG Pharmaceuticals	368
6,817	Swiss Re Multi-Line Insurance	447
11,386	UBS AG Banks	553

United Kingdom—30.2%
9,870	3i Group, plc Diversified Financial Services	87
84,219	Barclays, plc Banks	520
9,697	Boots Co., plc Drug Retail	91
48,588	BP, plc Integrated Oil & Gas	334
24,383	British American Tobacco, plc Tobacco	244
35,066	Cadbury Schweppes, plc Soft Drinks	219
38,234	Compass Group, plc Food Retail	203
47,769	Diageo, plc Brewers	520
29,790	GlaxoSmithKline, plc Pharmaceuticals	572
37,700	Hilton Group, plc Hotels	100
29,310	HSBC Holdings, plc Banks	324
25,083	Kingfisher, plc Home Improvement Retail	89
63,843	Lloyds TSB Group, plc Banks	458

SHARES OR PRINCIPAL AMOUNT		Value (000’s)

United Kingdom—(continued)
32,369	Prudential, plc Multi-Line Insurance	$228
79,590	Shell Transport & Trading Co., plc Integrated Oil & Gas	524
6,306	Smiths Group, plc Industrial Conglomerates	71
62,879	Tesco, plc Food Retail	196
19,100	TI Automotives, Ltd. (Illiquid)† Industrial Conglomerates	0
52,633	Unilever, plc Household Products	501
263,625	Vodafone Group, plc Integrated Telecommunications Services	482
11,777	Wolseley, plc Distributors	99
16,320	WPP Group, plc Advertising	124

TOTAL COMMON STOCKS (cost $19,254)		19,674

TOTAL INVESTMENTS (cost $19,254)—99.1%		19,674

Domestic Cash		280

Foreign Cash		44

Other Assets, less Liabilities		(148)

		176

NET ASSETS		$19,850

*	American Depository Receipt.
†	Securities are valued at fair value as determined under the supervision of the Board of Trustees.

SAFECO MUTUAL FUNDS	1-800-528-6501

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

SAFECO International Stock Fund

As of December 31, 2002

Industry Diversification	Percent of Net Assets

Banks	18.8%
Pharmaceuticals	11.4
Integrated Oil & Gas	10.6
Food Retail	7.1
Integrated Telecommunications Services	6.5
Multi-Line Insurance	5.2
Office Services & Supplies	4.9
Brewers	3.9
Automobile Manufacturers	3.0
Electric Utilities	2.7
Other	25.9

100.0%

SEE NOTES TO FINANCIAL STATEMENTS

Report from the Fund Managers

SAFECO Balanced Fund

December 31, 2002

Rex Bentley Michael Hughes Lynette D. Sagvold

How did the fund perform?

The SAFECO Balanced Fund had a negative return for the year ending December 31, 2002. For the year the results of the Fund lagged those of a 60/40 composite of the Russell 1000 Value Index and the Lehman Aggregate Bond Index.

What factors impacted the fund’s performance?

Two factors have had a major impact on Fund performance over the past few years. One is the sharp decline in equity values, the other is the decline in interest rates and resulting positive bond returns. Over this period the Fund has benefited from having value-oriented equities, which have provided some downside protection, and from buying investment grade bonds.

Since adopting a policy of keeping equity sectors closer to the Index, relative stock returns have improved. More recently, we are also experiencing better results in stock selection. We have had fewer disappointments, and they have caused less damage.

Fixed income performance was impacted by weakness in corporate bonds in general, and by a few rating downgrades, which materially impacted performance. Most of those bonds have been sold.

What changes did you make and why?

As the year progressed, we began marginally shifting the portfolio toward more cyclical stocks. We purchased stocks such as Caterpillar, Emerson Electric, Hewlett Packard, PACCAR and Weyerhaeuser. These stocks are economically and market sensitive, and had attractive valuations. They all performed well as the market rallied. We sold stocks that were experiencing deteriorating business prospects, including Bristol Meyers Squibb and Electronic Data Systems.

As far as equity sector weightings, we remain fairly close to the Index in all sectors. We are overweighted in some sectors that we think will participate in a stronger economy, such as producer durables, consumer discretionary and technology. We are underweight in financials due to concern over the impact of potentially higher interest rates.

In the fixed income portion of the portfolio, we increased the diversification of corporate issues and improved credit quality. We added to corporate bonds, concentrating on single-A-rated issuers. Exposure to mortgages was also increased. Bond duration for the Fund is slightly less than the Index.

What is your outlook for the future?

There are still a number of issues on investor’s minds. These include geopolitical tensions, the outlook for U.S. GDP, accounting practices and governance issues. These aren’t new concerns, and we expect that financial markets have largely discounted them. We expect the U.S. economy to gradually improve, which should help earnings, stocks and corporate bond spreads.

SAFECO MUTUAL FUNDS	www.safecofunds.com

Report from the Fund Managers

SAFECO Balanced Fund

December 31, 2002

We believe the Balanced Fund—with holdings in quality, attractively-valued companies—is positioned to offer downside protection should the markets fall further, while offering enough prospects to participate in a market rally.

Rex Bentley, MBA, CFA

Vice President of SAFECO Asset Management Company; BA and MBA, Brigham Young University (1975); Chartered Financial Analyst (CFA)(1981)

Rex joined SAFECO Asset Management Company in 1995 and has amassed more than 20 years investment experience.

Michael Hughes, MBA, CFA

Michael Hughes is vice president of SAFECO Asset Management Company. He began his investment career in 1987 and joined SAFECO as a portfolio manager in January 1997. A Chartered Financial Analyst, Hughes holds an MBA degree from the University of Southern California.

Lynette D. Sagvold, CFA

Assistant Vice President of SAFECO Asset Management Company; BA Business Administration, University of Washington (1982); Chartered Financial Analyst (CFA)(1988)

Lynette began her investment career in 1981 at Kidder Peabody and was a portfolio manager for Key Trust and First Interstate before joining SAFECO Asset Management Company as a portfolio manager in 1995.

Performance Overview & Highlights

SAFECO Balanced Fund

	With Sales Charge			Without Sales Charge
Average Annual Total Return for the periods ended December 31, 2002	1 Year	5 Year	Since Inception*	1 Year	5 Year	Since Inception*

SAFECO Balanced Fund
Class A	(14.21)%	0.20%	3.96%	(8.95)%	1.40%	4.85%
Class B	(14.13)%	0.30%	4.17%	(9.70)%	0.65%	4.17%
60% Russell 1000 Value/40% Lehman Brothers Gov’t/Corp. Index	N/A	N/A	N/A	(4.90)%	3.74%	7.62%
60% Russell 1000 Value/40% Lehman Brothers Aggregate Bond Index	N/A	N/A	N/A	(5.21)%	3.71%	7.62%
S&P 500 Index	N/A	N/A	N/A	(22.12)%	(0.59)%	6.43%
Lipper, Inc. (Balanced Funds)	N/A	N/A	N/A	(11.71)%	1.50%	N/A

* Graph and average annual return comparison begins January 31, 1996, inception date of the Fund.

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP FIVE INDUSTRIES (Common Stocks)	Percent of Net Assets

Banks	8%
Integrated Oil & Gas	6
Integrated Telecommunications Services	5
Diversified Financial Services	4
Multi-Line Insurance	3

TOP TEN STOCK HOLDINGS	Percent of Net Assets

Exxon Mobil Corp. (Integrated Oil & Gas)	2.1%
Citigroup, Inc. (Diversified Financial Services)	1.9
ChevronTexaco Corp. (Integrated Oil & Gas)	1.9
Verizon Communications (Integrated Telecommunications Services)	1.7
American International Group, Inc. (Multi-Line Insurance)	1.7
U.S. Bancorp (Banks)	1.6
Washington Mutual, Inc. (Banks)	1.6
Wells Fargo & Co. (Banks)	1.6
SBC Communications, Inc. (Integrated Telecommunications Services)	1.5
Praxair, Inc. (Industrial Gases)	1.3

TOP FIVE PURCHASES (Common Stocks) For the Year Ended December 31, 2002	Cost (000’s)

FirstEnergy Corp.	$269
Target Corp.	226
ChevronTexaco Corp.	196
Bank of New York Co., Inc.	195
Home Depot, Inc.	187

TOP FIVE SALES (Common Stocks) For the Year Ended December 31, 2002	Proceeds (000’s)

Gillette Co.	$265
CVS Corp.	201
Anheuser-Busch Companies, Inc.	197
Procter & Gamble Co.	183
Northrop Grumman Corp.	145

WEIGHTINGS AS A PERCENT

OF NET ASSETS

Portfolio of Investments

SAFECO Balanced Fund

As of December 31, 2002

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

COMMON STOCKS—58.8%

Aerospace & Defense—1.3%
1,900		Raytheon Co.	$58
2,700		United Technologies Corp.	167

Air Freight & Couriers—0.9%
2,400		United Parcel Service, Inc. (Class B)	151

Aluminum—0.4%
3,400		Alcoa, Inc.	77

Automobile Manufacturers—0.5%
2,200		General Motors Corp.	81

Banks—7.9%
2,600		Bank of America Corp.	181
5,900		Bank of New York Co., Inc.	141
4,700		KeyCorp	118
2,400		State Street Corp.	94
12,820		U.S. Bancorp	272
7,750		Washington Mutual, Inc.	268
5,600		Wells Fargo & Co.	263

Computer Hardware—1.2%
3,600		Hewlett-Packard Co.	63
1,700		International Business Machines Corp.	132

Computer Storage & Peripherals—0.2%
4,600	*	EMC Corp.	28

Construction & Farm Machinery & Heavy Trucks—0.8%
1,300		Caterpillar, Inc.	59
1,600		PACCAR, Inc.	74

Data Processing Services—0.6%
2,600		Automatic Data Processing, Inc.	102

Department Stores—0.6%
4,350		May Department Stores Co.	100

Diversified Chemicals—1.5%
2,800		Dow Chemical Co.	83
4,100		Du Pont (E.I.) de Nemours & Co.	174

Diversified Financial Services—4.3%
3,800		American Express Co.	134
9,000		Citigroup, Inc.	317
1,400		Federal National Mortgage Association	90
7,500		J.P. Morgan Chase & Co.	180

Electric Utilities—2.3%
9,400		Duke Energy Corp.	184
6,000		FirstEnergy Corp.	198

Electrical Components & Equipment—0.5%
1,600		Emerson Electric Co.	81

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Electronic Equipment & Instruments—1.1%
1,400		Diebold, Inc.	$58
3,500		Hubbell, Inc. (Class B)	123

Food Distributors—0.6%
3,300		SYSCO Corp.	98

Food Retail—0.9%
10,300	*	Kroger Co.	159

Forest Products—0.3%
1,000		Weyerhaeuser Co.	49

General Merchandise Stores—1.8%
4,000	*	Costco Wholesale Corp.	112
6,100		Target Corp.	183

Health Care Equipment—0.5%
3,100		Baxter International, Inc.	87

Home Furnishings—0.8%
6,000		Leggett & Platt, Inc.	135

Home Improvement Retail—0.8%
5,500		Home Depot, Inc.	132

Household Products—1.4%
3,000		Kimberly-Clark Corp.	142
1,000		Procter & Gamble Co.	86

Industrial Conglomerates—1.1%
7,800		General Electric Co.	190

Industrial Gases—1.3%
3,800		Praxair, Inc.	220

Industrial Machinery—0.9%
3,600		Ingersoll-Rand Co.	155

Integrated Oil & Gas—5.5%
4,700		ChevronTexaco Corp.	312
3,601		ConocoPhillips	174
9,876		Exxon Mobil Corp.	345
2,200		Royal Dutch Petroleum Co. (ADR)	97

Integrated Telecommunications Services—5.2%
4,100		ALLTEL Corp.	209
4,100		CenturyTel, Inc.	121
9,600		SBC Communications, Inc.	260
7,214		Verizon Communications	280

Movies & Entertainment—1.1%
10,900		Walt Disney Co.	178

Multi-Line Insurance—2.9%
4,800		American International Group, Inc.	278
4,600		Hartford Financial Services Group, Inc.	209

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

SAFECO Balanced Fund

As of December 31, 2002

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Multi-Utilities—1.1%
9,300		NiSource, Inc.	$186

Oil & Gas Equipment & Services—0.4%
1,500		Schlumberger, Ltd.	63

Pharmaceuticals—2.5%
3,600		Abbott Laboratories	144
3,400		Pfizer, Inc.	104
2,400		Pharmacia Corp.	100
3,100		Schering-Plough Corp.	69

Property & Casualty Insurance—0.6%
7,300	*	Travelers Property Casualty Corp. (Class B)	107

Publishing & Printing—0.9%
2,200		Gannett Co., Inc.	158

Real Estate Investment Trust—1.7%
4,000		Equity Residential	98
3,300		First Industrial Realty Trust, Inc.	92
3,100		Liberty Property Trust	99

Semiconductor Equipment—0.5%
5,400		Intel Corp.	84

Semiconductors—0.3%
3,600		Texas Instruments, Inc.	54

Soft Drinks—0.8%
3,100		PepsiCo, Inc.	131

Systems Software—0.5%
1,800	*	Microsoft Corp.	93

Telecommunications Equipment—0.3%
3,200		Nokia Oyj (ADR)	50

TOTAL COMMON STOCKS (cost $10,567)			9,894

CORPORATE BONDS—13.8%

Airlines—1.5%
$75,000		American Airlines, Inc. 2.02%, due 9/23/07	75
65,000		Delta Air Lines, Inc. 7.11%, due 9/18/11	64
25,000		Northwest Airlines, Inc. 7.041%, due 4/01/22	24
110,021		United Air Lines 7.783%, due 1/01/14	86

Banks—0.1%
25,000		Washington Mutual, Inc. 4.375%, due 1/15/08	25

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Computer Hardware—0.4%
$65,000		International Business Machines Corp. 1.545%, due 9/10/04	$65

Consumer Finance—0.6%
70,000		Countrywide Home Loans, Inc. 3.50%, due 12/19/05	71
25,000		Household Finance Corp. 7.875%, due 3/01/07	28

Diversified Chemicals—0.5%
80,000		Dow Chemical Co. 5.75%, due 12/15/08	83

Diversified Financial Services—2.8%
90,000	#	Erac USA Finance Co. (144A) 8.00%, due 1/15/11 (acquired 1/09/01)	103
40,000		Ford Motor Credit Co. 7.25%, due 10/25/11	39
80,000		General Electric Capital Corp. 6.75%, due 3/15/32	88
100,000		General Motors Acceptance Corp. 6.125%, due 9/15/06	102
70,000		John Deere Capital Corp. 2.01%, due 9/17/04	70
55,000		Morgan Stanley Dean Witter Co. 6.60%, due 4/01/12	61

Electric Utilities—1.5%
75,000		Avista Corp. 7.75%, due 1/01/07	77
65,000		National Rural Utilities Cooperative Finance Corp. 7.25%, due 3/01/12	75
40,000		PSEG Power 6.95%, due 6/01/12	41
65,000		Puget Sound Energy, Inc. 6.25%, due 1/16/04	67

Food Retail—0.7%
100,000		Safeway, Inc. 7.50%, due 9/15/09	115

Forest Products—0.2%
40,000		Weyerhaeuser Co. 5.50%, due 3/15/05	42

General Merchandise Stores—0.5%
75,000		Target Corp. 6.35%, due 11/01/32	78

Home Furnishings—0.5%
70,000		Mohawk Industries, Inc. 6.50%, due 4/15/07	76

SAFECO MUTUAL FUNDS	1-800-528-6501

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

SAFECO Balanced Fund

As of December 31, 2002

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Household Products—0.2%
$35,000		Newell Rubbermaid, Inc. 4.625%, due 12/15/09	$36

Integrated Oil & Gas—0.8%
65,000		Pemex Project Funding Master Trust 9.125%, due 10/13/10	74
55,000		USX Corp. 6.85%, due 3/01/08	62

Integrated Telecommunications Services—0.5%
85,000		Verizon Wireless, Inc. 5.375%, due 12/15/06	89

Life & Health Insurance—0.8%
65,000	#	Jackson National Life Global Funding, LLC (144A) 1.58125%, due 3/11/05 (acquired 9/05/02)	65
70,000		Lincoln National Corp. 5.25%, due 6/15/07	72

Movies & Entertainment—0.2%
30,000		AOL Time Warner, Inc. 6.75%, due 4/15/11	31

Oil & Gas Refining & Marketing—0.2%
40,000	#	Kinder Morgan, Inc. (144A) 6.50%, due 9/01/12 (acquired 12/03/02)	42

Telecommunications Equipment—0.2%
25,000		Verizon Global Funding Corp. 7.375%, due 9/01/12	29

Trucking—0.9%
145,000		Hertz Corp. 7.00%, due 7/01/04	146

Wireless Telecommunications Services—0.7%
105,000		TCI Communications, Inc. 8.65%, due 9/15/04	113

TOTAL CORPORATE BONDS (cost $2,236)			2,314

ASSET BACKED SECURITIES—2.8%

Consumer Finance—0.8%
65,000		Americredit Automobile Receivables Trust 1.68%, due 12/12/07	65
70,000		MBNA Credit Card Master Note Trust 1.88%, due 12/15/08	70

SHARES OR PRINCIPAL AMOUNT		Value (000’s)

Diversified Financial Services—2.0%
$102,249	CNH Equipment Trust 7.34%, due 2/15/07	$106
195,000	General Motors Acceptance Corp. 6.42%, due 5/15/35	220

TOTAL ASSET BACKED SECURITIES (cost $441)		461

MORTGAGE BACKED SECURITIES—16.7%

Collateral Mortgage Obligation (CMO)—0.5%
89,966	6.50%, due 2/14/41	92

Diversified Financial Services—1.1%
170,000	First Union Commercial Mortgage Trust 6.07%, due 10/15/35	188

Federal National Mortgage Association (FNMA)—13.5%
85,000	4.375%, due 9/15/12	85
329,968	5.00%, due 12/01/17	339
200,426	5.50%, due 9/01/17	208
155,000	5.75%, due 2/15/08	174
181,993	6.00%, due 1/01/29	189
223,690	6.00%, due 8/01/32	231
85,991	6.00%, due 9/01/29	89
77,209	6.50%, due 1/01/15	82
215,608	6.50%, due 7/01/29	225
77,643	7.00%, due 3/01/12	83
27,645	8.00%, due 1/01/31	30
48,346	8.00%, due 10/01/30	52
60,750	8.00%, due 2/01/29	66
37,052	8.00%, due 2/01/30	40
253,901	8.00%, due 3/01/31	274
35,856	8.00%, due 4/01/20	39
18,905	8.00%, due 4/01/30	20
17,500	8.00%, due 5/01/31	19
19,027	8.00%, due 7/01/30	20

Government National Mortgage Association (GNMA)—1.6%
14,275	6.00%, due 4/15/14	15
75,266	6.00%, due 8/15/13	80
100,831	7.00%, due 4/15/28	107
23,187	7.00%, due 8/15/28	25
31,926	7.75%, due 11/15/29	34

TOTAL MORTGAGE BACKED SECURITIES (cost $2,677)		2,806

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

SAFECO Balanced Fund

As of December 31, 2002

SHARES OR PRINCIPAL AMOUNT		Value (000’s)

U.S. GOVERNMENT OBLIGATIONS—7.2%

U.S. Treasury Notes—7.2%
$80,000	4.875%, due 2/15/12	$87
250,000	6.00%, due 8/15/09	291
425,000	6.50%, due 11/15/26	517
110,000	9.25%, due 2/15/16	163
135,000	U.S. Treasury Inflation Index Note 3.50%, due 1/15/11	155

TOTAL U.S. GOVERNMENT OBLIGATIONS (cost $1,141)		1,213

MUNICIPAL BONDS—0.4%

Electric Utilities—0.4%
70,000	California State Department of Water Resources Supply Revenue 4.33%, due 5/01/06	71

TOTAL MUNICIPAL BONDS (cost $70)		71

CASH EQUIVALENTS—1.3%

Investment Companies
220,463	AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	220

TOTAL CASH EQUIVALENTS (cost $220)		220

TOTAL INVESTMENTS (cost $17,352)—101.0%		16,979

Other Assets, less Liabilities		(164)

NET ASSETS		$16,815

*	Non-income producing security.
#	Securities are exempt from registration and restricted as to resale only to dealers, or through a dealer to a “qualified institutional buyer”. The total cost of such securities is $196,000 and the total value is $210,000 or 1.25% of net assets.

SAFECO MUTUAL FUNDS	www.safecofunds.com

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Manager

SAFECO Small Company Value Fund

December 31, 2002

Greg Eisen

How did the fund perform?

Though it posted a negative return for the year, the SAFECO Small Company Value Fund performed substantially better than the benchmark Russell 2000 Value Index for the year ending December 31, 2002. The SAFECO Fund lagged the benchmark for the trailing five years (these numbers reflect a change in benchmark in 2001 from the Russell 2000 Index to the Russell 2000 Value Index and the violent shift from a growth to a value market).

What factors impacted performance?

Winning sector and stock selection account for the performance advantage achieved during the year. I correctly perceived that technology industries were not going to bounce back quickly and was conservative in allocating money there. Another correct sector decision was in financials. Small banks continued to perform well in a declining interest rate environment. Also, the Fund held more positions of smaller size than in prior years, and this helped soften the blow of the inevitable earnings torpedoes when we did suffer them.

What changes did you make and why?

We attempted to lock in profits on stocks that had accomplished targeted goals. Positions were either sold entirely (e.g. Riggs Bank, Websense, Patterson UTI), or cut back substantially (e.g. ITT Educational, Macatawa Bank). Other positions were exited for less auspicious reasons—losing positions were acknowledged and the money redeployed (e.g. Mikohn Gaming, DeVry).

Some new positions such as Black Box Corp. have been added with an eye towards participating in the economic recovery and renewal of growth in corporate spending. Successful stocks this year included Schnitzer Steel, Owens Illinois, Black Box, and CPB, Inc. Some unsuccessful names that remain in the portfolio include Optimal Robotics, Insight Enterprises and SonoSite. I think the first two have an opportunity to recover when spending picks up. SonoSite continues to ramp up sales at a high rate and I’m pleased with their operational performance.

The Fund is broadly diversified over all the economic sectors, exposed to a significant selection of industries. I try to emphasize companies with sustainable business models, healthy balance sheets and free cash flow, yet purchase these at cheap valuations.

Report From the Fund Manager

SAFECO Small Company Value Fund

December 31, 2002

What is your outlook for the future?

Looking ahead, I believe the overall economy will show better growth in 2003 than we witnessed in 2002. Yet the road to recovery will be bumpy, with its share of potholes along the way. I am trying to position the Fund with companies that will participate in the upturn as it happens, while still being strong enough not to be crushed if the positive scenario is delayed.

Greg Eisen, CFA

Assistant Vice President of SAFECO Asset Management Company; BA Business Administration, Rutgers University (1978); Chartered Financial Analyst (CFA)(1995)

In 1986, Greg Eisen joined SAFECO as a financial analyst. In 1992, he became a securities analyst. He was named portfolio manager in 1996 and is currently manager of the SAFECO Small Company Value Fund, which he has managed since its inception.

SAFECO MUTUAL FUNDS	1-800-528-6501

Performance Overview & Highlights

SAFECO Small Company Value Fund

	With Sales Charge			Without Sales Charge

Average Annual Total Return for the periods ended December 31, 2002	1 Year	5 Year	Since Inception*	1 Year	5 Year	Since Inception*

SAFECO Small Company Value Fund
Class A	(9.54)%	(2.75)%	4.32%	(4.01)%	(1.59)%	5.22%
Class B	(9.50)%	(2.76)%	4.49%	(4.73)%	(2.36)%	4.49%
Russell 2000 Value Index	N/A	N/A	N/A	(11.42)%	2.71%	9.01%
Lipper, Inc. (Small-Cap Value Funds)	N/A	N/A	N/A	(10.32)%	3.81%	N/A

*Graph and average annual return comparison begins January 31, 1996, inception date of the Fund.

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP FIVE INDUSTRIES	Percent of Net Assets

Banks	13%
Trucking	6
Real Estate Investment Trust	5
Networking Equipment	4
Steel	4

TOP TEN HOLDINGS	Percent of Net Assets

Nordic American Tanker Shipping, Ltd. (Marine)	3.1%
Alliance Gaming Corp. (Casinos & Gaming)	2.6
Key Energy Services, Inc. (Oil & Gas Drilling)	2.6
CPB, Inc. (Banks)	2.5
Anixter International, Inc. (Networking Equipment)	2.3
Universal Corp. (Tobacco)	2.3
StanCorp Financial Group, Inc. (Life & Health Insurance)	2.3
Cash America International, Inc. (Consumer Finance)	2.3
United Defense Industries, Inc. (Aerospace & Defense)	2.2
Precision Castparts Corp. (Diversified Metals & Mining)	2.2

TOP FIVE PURCHASES For the Year Ended December 31, 2002	Cost (000’s)

URS Corp.	$1,073
Optimal Robotics Corp. (Class A)	1,003
Shaw Group, Inc.	1,000
Key Energy Services, Inc.	923
Beazer Homes USA, Inc.	912

TOP FIVE SALES For the Year Ended December 31, 2002	Proceeds (000’s)

Florida Rock Industries, Inc.	$994
Elcor Corp.	914
Federal Signal Corp.	780
Websense, Inc.	775
FBR Asset Investment Corp.	773

WEIGHTINGS AS A PERCENT

OF NET ASSETS

Portfolio of Investments

SAFECO Small Company Value Fund

As of December 31, 2002

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

COMMON STOCKS—94.0%

Aerospace & Defense—2.2%
38,500	*	United Defense Industries, Inc.	$897

Apparel Retail—2.1%
80,200		Wet Seal, Inc. (Class A)	863

Banks—12.5%
11,400		Alabama National BanCorp	496
50,000	*	BankUnited Financial Corp. (Class A)	809
13,800		BostonFed Bancorp, Inc.	368
26,385		Camco Financial Corp.	375
37,500		CPB, Inc.	1,029
49,229	*	Hanmi Financial Corp.	826
18,232		Macatawa Bank Corp.	362
41,200		Pacific Crest Capital, Inc.	651
5,830		Southern Financial Bancorp, Inc.	176

Building Products—1.0%
22,900		Elcor Corp.	396

Casinos & Gaming—2.6%
62,100	*	Alliance Gaming Corp.	1,058

Catalog Retail—1.5%
74,800	*	Insight Enterprises, Inc.	622

Construction & Engineering—1.7%
48,000		URS Corp.	683

Construction Materials—2.4%
9,250		Florida Rock Industries, Inc.	352
20,700		Martin Marietta Materials, Inc.	635

Consumer Finance—3.3%
55,500	*	AmeriCredit Corp.	430
96,900		Cash America International, Inc.	923

Distributors—1.6%
46,300	*	Building Materials Holding Corp.	662

Diversified Commercial Services—2.6%
16,500	*	ITT Educational Services, Inc.	389
19,000		Landauer, Inc.	660

Diversified Financial Services—2.7%
110,700	*	Rent-Way, Inc.	387
44,200		SWS Group, Inc.	599
7,850		Westwood Holdings Group, Inc.	105

Diversified Metals & Mining—2.2%
36,100		Precision Castparts Corp.	875

Electronic Equipment & Instruments—0.8%
57,000	*	Optimal Robotics Corp. (Class A)	342

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Gas Utilities—1.7%
40,700		NUI Corp.	$702

Health Care Distributors & Services—1.5%
96,400		Hooper Holmes, Inc.	592

Health Care Equipment—2.2%
13,200	*	INAMED Corp.	407
37,400	*	SonoSite, Inc.	489

Health Care Supplies—1.1%
59,800	*	Thoratec Corp.	456

Homebuilding—2.1%
13,800	*	Beazer Homes USA, Inc.	836

Housewares & Specialities—2.1%
21,500		Lancaster Colony Corp.	840

Industrial Machinery—1.0%
10,800		Roper Industries, Inc.	395

Integrated Oil & Gas—2.0%
39,300		World Fuel Services Corp.	806

Life & Health Insurance—2.3%
18,900		StanCorp Financial Group, Inc.	923

Managed Health Care—1.1%
22,200	*	National Dentex Corp.	434

Marine—3.1%
92,800		Nordic American Tanker Shipping, Ltd.	1,257

Metal & Glass Containers—1.4%
38,100	*	Owens-Illinois, Inc.	556

Networking Equipment—4.1%
39,800	*	Anixter International, Inc.	925
16,100	*	Black Box Corp.	721

Oil & Gas Drilling—2.6%
117,200	*	Key Energy Services, Inc.	1,051

Oil & Gas Equipment & Services—1.6%
44,000	*	Lone Star Technologies, Inc.	655

Paper Packaging—1.8%
60,900	*	Constar International, Inc.	716

Property & Casualty Insurance—2.7%
37,300		First American Corp.	828
9,000		RLI Corp.	251

SAFECO MUTUAL FUNDS	www.safecofunds.com

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

SAFECO Small Company Value Fund

As of December 31, 2002

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Real Estate Investment Trust—4.6%
16,800		Alexandria Real Estate Equities, Inc.	$716
16,800		Camden Property Trust	554
22,000		First Industrial Realty Trust, Inc.	616

Restaurants—1.3%
30,100	*	Jack in the Box, Inc.	520

Specialty Stores—2.0%
31,900		Regis Corp.	829

Steel—3.6%
39,700		Schnitzer Steel Industries, Inc.	830
38,800	*	Shaw Group, Inc.	638

Telecommunications Equipment—1.0%
26,800	*	Plantronics, Inc.	406

Tobacco—2.3%
25,000		Universal Corp.	924

Trucking—5.6%
29,400	*	Arkansas Best Corp.	764
14,000	*	Landstar System, Inc.	817
27,700	*	P.A.M. Transportation Services, Inc.	698

TOTAL COMMON STOCKS (cost $36,130)			38,122

PREFERRED STOCKS—3.0%

Electric Utilities—3.0%
2,400		Cincinnati Gas & Electric Co. Callable 1/27/03 @ $108.00	221
2,100		Connecticut Light & Power Co. Callable 1/27/03 @ $51.00	63
2,700		Connecticut Light & Power Co. Callable 1/27/03 @ $54.00	84
2,400		Great Plains Energy, Inc. Callable 1/27/03 @ $101.00	151
3,300		Jersey Central Power & Light Co. Callable 1/27/03 @ $106.50	192
4,000		Massachusetts Electric Co. Callable 1/27/03 @ $103.73	281
4,800		PSI Energy, Inc. Callable 1/27/03 @ $25.00	83
2,000		Virginia Electric & Power Co. Callable 11/04/02 @ $101.00	136

TOTAL PREFERRED STOCKS (cost $1,229)			1,211

SHARES OR PRINCIPAL AMOUNT		Value (000’s)

COMMERCIAL PAPER—2.4%

Diversified Financial Services—2.4%
1,000,000	UBS Finance, Inc. 1.20%, due 1/02/03	$1,000

TOTAL COMMERCIAL PAPER (cost $1,000)		1,000

CASH EQUIVALENTS—9.0%

Investment Companies
2,093,426	AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	2,093
1,560,842	Nations Money Market Reserves	1,561

TOTAL CASH EQUIVALENTS (cost $3,654)		3,654

TOTAL INVESTMENTS (cost $42,013)—108.4%		43,987

Other Assets, less Liabilities		(3,414)

NET ASSETS		$40,573

*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Managers

SAFECO U.S. Value Fund

December 31, 2002

Rex Bentley	Lynette D. Sagvold

How did the fund perform?

Over the past three months the equity market rallied, ending a very negative year on a positive note. The SAFECO U.S. Value Fund participated in both the positive fourth quarter and the negative year, with an overall decline that lagged its benchmark, the Russell 1000 Value Index for the year ending December 31, 2002.

What factors impacted the fund’s performance?

The biggest factor impacting the Fund over the past year and the past three years was the sharp decline in equity prices. This decline occurred among all major equity indices regardless of style, size or domicile. Value investing was more defensive than other styles, but returns were decidedly negative. Stocks were driven down over concerns regarding a number of issues, including the direction of U.S. economy, weakness in earnings, corporate accounting practices and governance issues, as well as world geopolitical events.

Over the course of the year we responded to these issues by investing in what we believe are higher quality companies in terms of financial strength and future earnings prospects. As we did this, we also continued to pay close attention to valuation.

What changes did you make and why?

As the year progressed, we gradually began shifting the portfolio marginally toward stocks that are more cyclical in nature. This was done with an eye toward the eventual economic and stock market recovery that we believe will occur at some point. To accomplish this we added stocks such as Caterpillar, Emerson Electric, Hewlett Packard, PACCAR and Weyerhaeuser. Those stocks performed well last quarter as the market rallied.

We also moved to an overweighted position in the utility sector. This was done because many of these stocks reached valuation levels we found compelling. The Bell regional companies for example were selling at relative price-to-earnings ratios substantially below historic norms. At those levels we found the stocks very attractive. We were pleased last quarter that both Verizon Communications and SBC Communications were among our best performing stocks during the market advance.

What is your outlook for the future?

While the concerns cited earlier still exist, none of them are new. We believe that three straight years of negative stock market returns have adequately discounted these negatives. If this is so, we believe the equity market could have a reasonably good year in 2003. We also believe the U.S. economy will continue to improve, which should help earnings and stock prices.

Our sector weightings remain fairly close to those of the Russell 1000 Value Index. We are overweighted in some sectors that we think will participate in a stronger economy, such as producer durables, consumer discretionary and technology. We are also over-weighted in health care, which we think is

SAFECO MUTUAL FUNDS	1-800-528-6501

Report From the Fund Managers

SAFECO U.S. Value Fund

December 31, 2002

generally inexpensive relative to growth prospects. We are underweighted in financials due to the impact of potentially higher interest rates.

We believe the U.S. Value Fund—with holdings in quality, attractively valued companies—is positioned to offer downside protection should equities fall further, while offering enough prospects to participate in a market rally.

Rex Bentley, MBA, CFA

Vice President of SAFECO Asset Management Company; BA and MBA, Brigham Young University (1975); Chartered Financial Analyst (CFA)(1981)

Rex joined SAFECO Asset Management Company in 1995 and has amassed more than 20 years investment experience.

Lynette D. Sagvold, CFA

Assistant Vice President of SAFECO Asset Management; BA Business Administration, University of Washington (1982); Chartered Financial Analyst (CFA) (1988)

Lynette began her investment career in 1981 at Kidder Peabody and was a portfolio manager for Key Trust and First Interstate before joining SAFECO Asset Management Company as a portfolio manager in 1995.

Performance Overview & Highlights

SAFECO U.S. Value Fund

	With Sales Charge			Without Sales Charge
Average Annual Total Return for the periods ended December 31, 2002	1 Year	5 Year	Since Inception*	1 Year	5 Year	Since Inception*

SAFECO U.S. Value Fund
Class A	(23.35)%	(2.93)%	0.18%	(18.65)%	(1.78)%	1.23%
Class B	(23.39)%	(2.86)%	0.33%	(19.37)%	(2.50)%	0.48%
Russell 1000 Value Index	N/A	N/A	N/A	(15.52)%	1.16%	5.30%
Lipper, Inc. (Large-Cap Value Funds)	N/A	N/A	N/A	(19.95)%	(0.90)%	N/A

*Graph and average annual return comparison begins April 30, 1997, inception date of the Fund.

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP FIVE INDUSTRIES	Percent of Net Assets

Banks	13%
Integrated Oil & Gas	9
Integrated Telecommunications Services	9
Diversified Financial Services	7
Multi-Line Insurance	5

TOP TEN HOLDINGS	Percent of Net Assets

Exxon Mobil Corp. (Integrated Oil & Gas)	3.5%
Citigroup, Inc. (Diversified Financial Services)	3.1
U.S. Bancorp (Banks)	2.9
Verizon Communications (Integrated Telecommunications Services)	2.8
American International Group, Inc. (Multi-Line Insurance)	2.7
ChevronTexaco Corp. (Integrated Oil & Gas)	2.6
Wells Fargo & Co. (Banks)	2.6
SBC Communications, Inc. (Integrated Telecommunications Services)	2.5
Washington Mutual, Inc. (Banks)	2.4
FirstEnergy Corp. (Electric Utilities)	2.1

TOP FIVE PURCHASES For the Year Ended December 31, 2002	Cost (000’s)

FirstEnergy Corp.	$217
Target Corp.	169
Kimberly-Clark Corp.	135
Home Depot, Inc.	126
United Technologies Corp.	121

TOP FIVE SALES For the Year Ended December 31, 2002	Proceeds (000’s)

Gillette Co.	$207
Anheuser-Busch Companies, Inc.	160
CVS Corp.	157
Procter & Gamble Co.	141
United Parcel Service, Inc. (Class B)	126

WEIGHTINGS AS A PERCENT

OF NET ASSETS

Portfolio of Investments

SAFECO U.S. Value Fund

As of December 31, 2002

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

COMMON STOCKS—96.9%

Aerospace & Defense—2.0%
1,100		Raytheon Co.	$34
1,900		United Technologies Corp.	118

Air Freight & Couriers—1.6%
1,900		United Parcel Service, Inc. (Class B)	120

Aluminum—0.8%
2,500		Alcoa, Inc.	57

Automobile Manufacturers—0.7%
1,500		General Motors Corp.	55

Banks—12.9%
1,900		Bank of America Corp.	132
3,200		Bank of New York Co., Inc.	77
3,600		KeyCorp	91
2,000		State Street Corp.	78
10,090		U.S. Bancorp	214
5,300		Washington Mutual, Inc.	183
4,100		Wells Fargo & Co.	192

Computer Hardware—1.9%
2,500		Hewlett-Packard Co.	43
1,300		International Business Machines Corp.	101

Computer Storage & Peripherals—0.3%
4,300	*	EMC Corp.	26

Construction & Farm Machinery & Heavy Trucks—1.3%
900		Caterpillar, Inc.	41
1,200		PACCAR, Inc.	55

Data Processing Services—1.0%
2,000		Automatic Data Processing, Inc.	79

Department Stores—1.0%
3,250		May Department Stores Co.	75

Diversified Chemicals—2.6%
1,800		Dow Chemical Co.	53
3,300		Du Pont (E.I.) de Nemours & Co.	140

Diversified Financial Services—7.3%
2,900		American Express Co.	103
6,700		Citigroup, Inc.	236
1,100		Federal National Mortgage Association	71
5,800		J.P. Morgan Chase & Co.	139

Electric Utilities—3.6%
5,700		Duke Energy Corp.	111
4,800		FirstEnergy Corp.	158

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Electrical Components & Equipment—0.9%
1,300		Emerson Electric Co.	$66

Electronic Equipment & Instruments—1.8%
1,000		Diebold, Inc.	41
2,600		Hubbell, Inc. (Class B)	91

Food Distributors—1.0%
2,400		SYSCO Corp.	72

Food Retail—1.6%
7,500	*	Kroger Co.	116

Forest Products—0.5%
800		Weyerhaeuser Co.	39

General Merchandise Stores—2.9%
2,900	*	Costco Wholesale Corp.	81
4,500		Target Corp.	135

Health Care Equipment—0.7%
2,000		Baxter International, Inc.	56

Home Furnishings—1.2%
4,000		Leggett & Platt, Inc.	90

Home Improvement Retail—1.2%
3,600		Home Depot, Inc.	86

Household Products—2.3%
2,200		Kimberly-Clark Corp.	104
800		Procter & Gamble Co.	69

Industrial Conglomerates—1.7%
5,100		General Electric Co.	124

Industrial Gases—2.1%
2,700		Praxair, Inc.	156

Industrial Machinery—1.6%
2,800		Ingersoll-Rand Co.	121

Integrated Oil & Gas—8.9%
2,900		ChevronTexaco Corp.	193
2,665		ConocoPhillips	129
7,528		Exxon Mobil Corp.	263
1,800		Royal Dutch Petroleum Co. (ADR)	79

Integrated Telecommunications Services—8.6%
3,100		ALLTEL Corp.	158
3,300		CenturyTel, Inc.	97
6,800		SBC Communications, Inc.	184
5,348		Verizon Communications	207

Movies & Entertainment—1.6%
7,400		Walt Disney Co.	121

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

SAFECO U.S. Value Fund

As of December 31, 2002

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Multi-Line Insurance—4.8%
3,500		American International Group, Inc.	$203
3,400		Hartford Financial Services Group, Inc.	154

Multi-Utilities—2.0%
7,300		NiSource, Inc.	146

Oil & Gas Equipment & Services—0.7%
1,200		Schlumberger, Ltd.	51

Pharmaceuticals—4.2%
2,800		Abbott Laboratories	112
2,500		Pfizer, Inc.	76
1,800		Pharmacia Corp.	75
2,400		Schering-Plough Corp.	53

Property & Casualty Insurance—1.0%
5,001	*	Travelers Property Casualty Corp. (Class B)	73

Publishing & Printing—1.5%
1,600		Gannett Co., Inc.	115

Real Estate Investment Trust—3.1%
3,200		Equity Residential	79
2,700		First Industrial Realty Trust, Inc.	76
2,500		Liberty Property Trust	80

Semiconductor Equipment—0.9%
4,400		Intel Corp.	69

Semiconductors—0.5%
2,600		Texas Instruments, Inc.	39

Soft Drinks—1.3%
2,300		PepsiCo, Inc.	97

Systems Software—0.8%
1,200	*	Microsoft Corp.	62

Telecommunications Equipment—0.5%
2,300		Nokia Oyj (ADR)	36

TOTAL COMMON STOCKS (cost $7,795)			7,256

SHARES OR PRINCIPAL AMOUNT		Value (000’s)

CASH EQUIVALENTS—3.5%

Investment Companies
258,510	AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	$258

TOTAL CASH EQUIVALENTS (cost $258)		258

TOTAL INVESTMENTS (cost $8,053)—100.4%		7,514

Other Assets, less Liabilities		(28)

NET ASSETS		$7,486

*	Non-income producing security.

SAFECO MUTUAL FUNDS	www.safecofunds.com

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Manager

SAFECO Small Company Growth Fund

December 31, 2002

Thomas J. Ross

How did the fund perform?

The SAFECO Small Company Growth Fund, though posting negative returns, outperformed the Russell 2000 Growth Index for the year ending December 31, 2002.

What factors impacted the fund’s performance?

Earlier in 2002, performance of the Fund was helped most by strong performance in retail stocks, favorable stock selection in healthcare providers, and by underweighting software stocks. The major detractors from returns in the first half of the year came from semiconductor holdings and the underweight position in banks. Later in 2002, performance was held back by holdings in auto component stocks and again by underweighting banks.

Technology was among the most punished groups in the Russell 2000 Growth Index for much of the year, rebounding in the fourth quarter to become the best performing sector in the Index. The Fund was able to participate in the rebound, although stock selection within tech and underweight allocations to tech muted returns. Many of the stocks we considered as having the weakest fundamental business outlooks climbed the most over the quarter, in a rally that exhibited traits of a speculative recoil.

Much of the relative underperformance in the fourth quarter resulted from the defensive positioning during a general rotation to more cyclical areas of the market, such as technology. For example, the portfolio retained an overweight position in health care providers and services, given this segment’s relatively stable earnings and revenue streams. After strong relative performance through the third quarter, this was one of the poorer performing industries over the fourth quarter.

Health care providers across market caps generally lost ground after it was reported that medical doctors at a large cap health care provider were being investigated for allegedly operating on patients without legitimate medical justification. The provider also came under scrutiny for its unusually large use of Medicare outlier payments to generate growth. Our internal research indicated that this was not a widespread practice, although many stocks in this industry fell nevertheless.

Capital goods stocks also detracted from active returns. Holdings in this group include several defense-related companies, which were adding significantly to performance through September, but later fell as questions arose regarding billing practices in government projects while several defense companies’ records were subpoenaed. Regardless of whether the U.S. goes to war, this group should benefit from a multi-year period of rising U.S. defense spending in an otherwise weak economy.

Energy stocks benefited from rising oil and gas prices, along with favorable supply and demand trends and a colder winter. Commercial Service stocks include top ten holdings Waste Connections, Inc. and Alliance Data Systems Corp. Dallas based ADS is one of the largest private label credit card service providers in the U.S.

Report From the Fund Manager

SAFECO Small Company Growth Fund

December 31, 2002

What changes did you make and why?

Earlier in 2002, we reduced allocations to technology, we exited telecommunications, added to consumer discretionary, commercial goods and services, and added exposure to financials with new bank and insurance holdings. We also reduced our biotechnology holdings. By the end of the third quarter, the Fund held eight to nine bank holdings to provide diversification. The second and third largest portfolio holdings by quarter-end were from the commercial goods and services sector.

On balance, we retained our emphasis on companies with relatively predictable earnings outlooks. For most of the fourth quarter, the environment did not favor a portfolio with these characteristics. The Fund outperformed the Russell 2000 Growth Index during December’s falling market and over the last six months of the year. Before positioning the portfolio more aggressively, we wish to see more substantive indications that the economy and business outlooks are improving. We believe that investor interests are best served in the current uncertain environment by a visible earnings bias.

We added selectively to technology but remained underweight, given our concerns about the sector’s aggressive earnings expectations, high valuations, and in many cases, high cash burn rates by companies that are not yet generating positive cash flow from operations.

What is your outlook for the future?

Despite our generally cautious outlook, we remain alert to signs that the increasing fiscal policy response to the slowdown may be leading to an improvement in business conditions in various sectors of the economy. Some strategists are suggesting that President Bush’s stimulus package will boost equity markets, despite concerns that some segments remain highly valued.

In the absence of a major new terrorist attack or adverse developments in a U.S. military conflict, we believe small cap stocks can continue to outperform and complement large cap stocks, supported by their strong fundamentals including better valuations, faster sales and earnings growth, and their historical tendency to outperform larger cap securities in the early stages of an economic recovery.

Thomas J. Ross

Dresdner RCM Global Investors LLC (the “sub-advisor”) acts as the investment sub-advisor to the SAFECO Small Company Growth Fund. Thomas J. Ross is a Director of the sub-advisor, with which he has been associated since 2001. Prior to 2001, he was a senior analyst and portfolio manager for Dresdner Bank’s Dresdner Investment Trust subsidiary for ten years. He is primarily responsible for the day-to-day management of the Fund. Mr. Ross manages or co-manages other accounts of the sub-advisor or its clients.

SAFECO MUTUAL FUNDS	1-800-528-6501

Performance Overview & Highlights

SAFECO Small Company Growth Fund

	With Sales Charge		Without Sales Charge
Average Annual Total Return for the periods ended December 31, 2002	1 Year	Since Inception*	1 Year	Since Inception*

SAFECO Small Company Growth Fund
Class A	(30.62)%	(18.76)%	(26.39)%	(14.53)%
Class B	(30.58)%	(18.05)%	(26.94)%	(15.15)%
Class C	(27.67)%	(15.15)%	(26.94)%	(15.15)%
Russell 2000 Growth Index	N/A	N/A	(30.26)%	(17.17)%
Lipper, Inc. (Small-Cap Growth Funds)	N/A	N/A	(29.72)%	N/A

* Total return comparison begins October 31, 2001, inception date of the Fund.

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP FIVE INDUSTRIES	Percent of Net Assets

Application Software	6%
Banks	6
Health Care Facilities	6
Pharmaceuticals	5
Specialty Stores	4

TOP TEN HOLDINGS	Percent of Net Assets

Renal Care Group, Inc. (Health Care Facilities)	2.0%
Performance Food Group Co. (Food Distributors)	1.8
Waste Connections, Inc. (Environmental Services)	1.7
Hibbett Sporting Goods, Inc. (Specialty Stores)	1.5
Career Education Corp. (Diversified Commercial Services)	1.5
Alliance Data Systems Corp. (Data Processing Services)	1.5
Choice Hotels International, Inc. (Hotels)	1.5
United Natural Foods, Inc. (Food Distributors)	1.4
Hilb, Rogal and Hamilton Co. (Insurance Brokers)	1.3
Unit Corp. (Oil & Gas Exploration & Production)	1.2

TOP FIVE PURCHASES For the Year Ended December 31, 2002	Cost (000’s)

Microsemi Corp.	$153
Grey Wolf, Inc.	120
Monro Muffler Brake, Inc.	119
Concurrent Computer Corp.	112
Hibbett Sporting Goods, Inc.	111

TOP FIVE SALES	Proceeds (000’s)

Triad Hospitals, Inc.	$210
Varian Medical Systems, Inc.	156
National-Oilwell, Inc.	150
Monro Muffler Brake, Inc.	147
Fidelity National Information Solutions, Inc.	132

WEIGHTINGS AS A PERCENT

OF NET ASSETS

Portfolio of Investments

SAFECO Small Company Growth Fund

As of December 31, 2002

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

COMMON STOCKS—95.6%

Aerospace & Defense—2.5%
1,000	*	DRS Technologies, Inc.	$31
3,500	*	The Titan Corp.	36
2,250	*	Veridian Corp.	48

Air Freight & Couriers—0.7%
1,300		UTI Worldwide, Inc.	34

Airlines—1.4%
1,310	*	JetBlue Airways Corp.	35
2,150		SkyWest, Inc.	28

Apparel & Accessories—0.9%
2,500	*	Gymboree Corp.	40

Apparel Retail—0.9%
1,840	*	Too, Inc.	43

Application Software—5.9%
3,500		Autodesk, Inc.	50
2,300	*	Business Objects SA (ADR)	34
1,000	*	Cerner Corp.	31
1,000	*	Imation Corp.	35
2,250	*	J.D. Edwards & Co.	25
5,600	*	Lawson Software, Inc.	32
3,000	*	Macromedia, Inc.	32
1,350	*	Take-Two Interactive Software, Inc.	32

Banks—5.8%
1,030		East West Bancorp, Inc.	37
1,440		Mid-State Bancshares	24
1,866		Pacific Capital Bancorp	47
1,000		PFF Bancorp, Inc.	31
4,100		Sterling Bancshares, Inc.	50
900		UCBH Holdings, Inc.	38
1,300		Wintrust Financial Corp.	41

Biotechnology—1.3%
750	*	Cell Genesys, Inc.	8
580	*	Icos Corp.	14
720	*	InterMune, Inc.	18
2,500	*	Protein Design Labs, Inc.	21

Broadcasting & Cable TV—1.9%
3,000	*	Cumulus Media, Inc. (Class A)	45
950	*	Entercom Communications Corp.	45

Casinos & Gaming—1.1%
3,000	*	Alliance Gaming Corp.	51

Computer Storage & Peripherals—1.3%
5,500	*	Adaptec, Inc.	31
6,100	*	Maxtor Corp.	31

Construction & Engineering—0.5%
450	*	EMCOR Group, Inc.	24

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Construction & Farm Machinery—1.8%
2,140	*	AGCO Corp.	$47
590		Oshkosh Truck Corp.	36

Data Processing Services—2.0%
3,850	*	Alliance Data Systems Corp.	68
1,600	*	Documentum, Inc.	25

Diversified Commercial Services—3.4%
1,750	*	Career Education Corp.	70
900	*	Education Management Corp.	34
1,500	*	Kroll, Inc.	29
470	*	Rent-A-Center, Inc.	23

Diversified Financial Services—0.8%
700	*	Affiliated Managers Group, Inc.	35

Electric Utilities—1.0%
1,800		MDU Resources Group, Inc.	46

Electronic Equipment & Instruments—2.4%
700	*	Cymer, Inc.	23
2,500		EDO Corp.	52
1,400	*	InVision Technologies, Inc.	37

Environmental Services—1.7%
1,980	*	Waste Connections, Inc.	76

Food Distributors—3.2%
2,500		Performance Food Group Co.	85
2,600	*	United Natural Foods, Inc.	66

General Merchandise Stores—0.7%
1,300		Fred’s, Inc.	33

Health Care Facilities—5.7%
700	*	AmSurg Corp.	14
1,800	*	LifePoint Hospitals, Inc.	54
1,340	*	Odyssey Healthcare, Inc.	46
3,000	*	Renal Care Group, Inc.	95
3,500	*	VCA Antech, Inc.	52

Health Care Supplies—1.5%
1,660		The Cooper Companies, Inc.	42
1,650	*	Wright Medical Group, Inc.	29

Home Furnishings—0.7%
1,180	*	Cost Plus, Inc.	34

Hotels—2.3%
3,000	*	Choice Hotels International, Inc.	68
1,600		Fairmont Hotels & Resorts, Inc.	38

Household Products—0.7%
1,500		The Dial Corp.	31

Insurance Brokers—1.3%
1,500		Hilb, Rogal and Hamilton Co.	61

SAFECO MUTUAL FUNDS	www.safecofunds.com

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

SAFECO Small Company Growth Fund

As of December 31, 2002

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Internet Software & Services—1.3%
1,750	*	Fidelity National Information Solutions, Inc.	$30
1,740	*	Internet Security Systems, Inc.	32

IT Consulting & Services—0.5%
1,500	*	Altiris, Inc.	24

Leisure Products—0.7%
2,500	*	West Marine, Inc.	34

Networking Equipment—1.1%
2,950	*	NetScreen Technologies, Inc.	50

Oil & Gas Drilling—2.1%
12,600	*	Grey Wolf, Inc.	50
1,620	*	Patterson-UTI Energy, Inc.	49

Oil & Gas Equipment & Services—3.8%
1,980	*	Cal Dive International, Inc.	47
1,500	*	FMC Technologies, Inc.	31
2,500	*	National-Oilwell, Inc.	55
2,500	*	Varco International, Inc.	44

Oil & Gas Exploration & Production—2.8%
500	*	Evergreen Resources, Inc.	22
5,000	*	Ultra Petroleum Corp.	50
3,000	*	Unit Corp.	56

Packaged Foods—0.8%
1,000	*	American Italian Pasta Co.	36

Paper Products—1.3%
1,270		Boise Cascade Corp.	32
2,000		Glatfelter	26

Personal Products—1.1%
3,000	*	NBTY, Inc.	53

Pharmaceuticals—5.4%
4,000	*	Axcan Pharma, Inc.	47
2,080	*	Enzon, Inc.	35
1,810	*	K-V Pharmaceutical Co. (Class A)	42
1,450	*	OSI Pharmaceuticals, Inc.	24
1,000	*	Scios, Inc.	33
1,290	*	Taro Pharmaceutical Industries, Ltd.	49
550	*	Trimeris, Inc.	24

Property & Casualty Insurance—1.0%
1,100	*	Platinum Underwriters Holdings, Ltd.	29
600		RLI Corp.	17

Real Estate Investment Trust—3.5%
825		Alexandria Real Estate Equities, Inc.	35
800		CBL & Associates Properties, Inc.	32
700		Chelsea Property Group, Inc.	23
1,250		Redwood Trust, Inc.	35
1,100		SL Green Realty Corp.	35

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Restaurants—1.3%
1,425		Applebee’s International, Inc.	$33
800	*	The Cheesecake Factory, Inc.	29

Semiconductor Equipment—2.0%
5,700	*	GlobespanVirata, Inc.	25
2,000	*	Integrated Circuit Systems, Inc.	37
4,000		Lattice Semiconductor Corp.	35

Semiconductors—1.5%
3,300	*	Fairchild Semiconductor Corp.	35
4,000	*	Skyworks Solutions, Inc.	34

Specialty Chemicals—0.8%
4,000	*	Omnova Solutions, Inc.	16
1,500		RPM International, Inc.	23

Specialty Stores—4.3%
2,500		Aaron Rents, Inc.	55
2,950	*	Hibbett Sporting Goods, Inc.	71
1,800	*	PETCO Animal Supplies, Inc.	42
2,000	*	Sonic Automotive, Inc.	30

Systems Software—2.0%
3,500	*	Ascential Software Corp.	8
6,000	*	Micromuse, Inc.	23
7,000	*	Novell, Inc.	23
2,850	*	Sybase, Inc.	38

Telecommunications Equipment—0.8%
1,860	*	UTStarcom, Inc.	37

Trucking—3.4%
2,600	*	Knight Transportation, Inc.	55
1,250		Roadway Corp.	46
1,800	*	Swift Transportation Co., Inc.	36
700		USFreightways Corp.	20

Wireless Telecommunications Services—0.7%
5,200		Nextel Partners, Inc.	32

TOTAL COMMON STOCKS (cost $4,346)			4,435

CASH EQUIVALENTS—4.6%

Investment Companies
214,932		AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	215

TOTAL CASH EQUIVALENTS (cost $215)			215

TOTAL INVESTMENTS (cost $4,561)—100.2%			4,650

Other Assets, less Liabilities			(13)

NET ASSETS			$4,637

*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS

Report from the Fund Manager

SAFECO U.S. Growth Fund

December 31, 2002

Seth A. Reicher Mary Bersot Peter Goetz

How did the fund perform?

Though the SAFECO U.S. Growth Fund posted negative returns for the year, it outperformed the Russell 1000 Growth benchmark for the year ended December 31, 2002.

What factors impacted performance?

The most fundamental characteristic of our portfolio positioning has been, and continues to be, the defensive nature of our selections and our emphasis on quality growth. Our emphasis on less leveraged, higher quality names held back relative performance as more speculative stocks outperformed during the fourth quarter rally. Using low-priced stocks as a proxy for lower-quality, from the market low in October through November, stocks priced under $5 (companies historically more likely to go under) appreciated over 100% while stocks over $60 were nearly flat.

Throughout the year, we have been underweight in more cyclical sectors, including technology and consumer discretionary, and overweight in traditionally stable growth sectors, including consumer staples companies and pharmaceuticals. While this positioning was an aid to performance through much of the year, it detracted from performance for the fourth quarter. During the first three quarters, technology and telecommunication services had been under great pressure because of weak demand and previous overbuilding and were, in fact, the worst performing sectors. The strong rebound in both during the recent rally made them the top performing sectors for the fourth quarter. Our underweight in technology, especially in semiconductors & instruments, detracted from benchmark relative performance while our small overweight in telecom supported performance.

While technology and telecommunication services posted double-digit returns for the fourth quarter, consumer staples lagged behind, with the group overall registering low single-digit returns. Our large exposure to this sector was a drag on relative performance. On the other hand, our underweight in health care providers & services was an aid to performance as this industry suffered further pressure amid government investigations.

What changes did you make and why?

We continue to be defensively positioned with an underweight in more cyclical sectors and an overweight in more stable growth sectors. Furthermore, we believe that the kinds of companies in which we invest, those able to grow earnings consistently and with high quality financials and management, are well positioned to outperform in what should continue to be a volatile market.

SAFECO MUTUAL FUNDS	1-800-528-6501

Report from the Fund Manager

SAFECO U.S. Growth Fund

December 31, 2002

What is your outlook for the future?

While there has been some good news to embrace, we view the news, in aggregate, as mixed. To us, the U.S. consumer appears to be overextended with regard to credit, “saturated” with regard to consumption, and losing confidence. If correct, this would explain why the record level of mortgage refinancing activity has not apparently resulted in increased consumption.

Businesses don’t appear to be filling in the gap either. Capital expenditures have remained flat as profitability has waned. Businesses have little pricing power and are generally trying to keep margins up by cutting labor costs and capital expenditures. We don’t expect capital expenditures to improve materially anytime soon and struggling foreign economies are also not poised to bail us out.

Our own federal government is doing what it can to avoid further deterioration through stimulative monetary and fiscal policies. There is, of course, a delay before they impact the economy and, to date, the results are unclear. Add to this the uncertainty of potential war in the Middle East, the impact on oil prices of the Venezuelan strike and it is difficult to find a catalyst for a near-term recovery.

Seth A. Reicher, CFA Mary Bersot, CFA

Dresdner RCM Global Investors LLC (the “sub-advisor”) acts as an investment sub-advisor to the SAFECO U.S. Growth Fund. Seth A. Reicher, CFA and Mary Bersot, CFA, are primarily responsible for the day-to-day management of the Fund. Mr. Reicher is a Managing Director of the sub-advisor, which he has been associated with since 1993. Ms. Bersot is a Managing Director of the sub-advisor, which she has been associated with since 1999. From 1990 to 1999, she worked for McMorgan & Co. as a Senior Vice President managing the Taft Hartley Funds as well as a balanced mutual fund. Mr. Reicher and Ms. Bersot manage or co-manage other accounts of the sub-advisor or its clients.

Managerial change update:

Effective January, 2003, Peter Goetz has assumed the day-to-day management responsibilities of the SAFECO U.S. Growth Fund that were formerly handled by Mary Bersot. Mr. Goetz is a Director of the sub-advisor, which he has been associated with since 1999.

Peter Geotz, MBA, CFA

Peter Geotz is a member of the Large Cap Equity Team. His investment experience began in 1985. Prior to joining Dresdner RCM in 1999, Peter worked at Jurika & Voyles, where he was Vice President and Portfolio Manager for three years. There, he managed equity and balanced institutional accounts, and co-managed the firm’s core equity Value + Growth and Balanced no-load mutual funds. He received a BA in Economics from the University of California, Irvine and an MBA from the University of Southern California. Peter is a member of the Security Analysts of San Francisco.

Performance Overview & Highlights

SAFECO U.S. Growth Fund

	With Sales Charge		Without Sales Charge
Average Annual Total Return for the periods ended December 31, 2002	1 Year	Since Inception*	1 Year	Since Inception*

SAFECO U.S. Growth Fund
Class A	(31.32)%	(23.62)%	(27.12)%	(19.64)%
Class B	(31.32)%	(23.00)%	(27.71)%	(20.27)%
Class C	(28.43)%	(20.27)%	(27.71)%	(20.27)%
Russell 1000 Growth Index	N/A	N/A	(27.88)%	(18.38)%
Lipper, Inc. (Large-Cap Growth Funds)	N/A	N/A	(28.63)%	N/A

* Total return comparison begins October 31, 2001, inception date of the Fund.

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP FIVE INDUSTRIES	Percent of Net Assets

Pharmaceuticals	20%
Systems Software	8
Diversified Financial Services	7
Industrial Conglomerates	5
General Merchandise Stores	5

TOP TEN HOLDINGS	Percent of Net Assets

Microsoft Corp. (Systems Software)	6.7%
Pfizer, Inc. (Pharmaceuticals)	6.2
General Electric Co. (Industrial Conglomerates)	4.6
Johnson & Johnson (Pharmaceuticals)	3.7
Wyeth (Pharmaceuticals)	3.5
Wal-Mart Stores, Inc. (General Merchandise Stores)	3.4
Anheuser-Busch Companies, Inc. (Brewers)	3.4
Pharmacia Corp. (Pharmaceuticals)	3.3
Federal National Mortgage Association (Diversified Financial Services)	2.9
PepsiCo, Inc. (Soft Drinks)	2.8

TOP FIVE PURCHASES For the Year Ended December 31, 2002	Cost (000’s)

Cardinal Health, Inc.	$94
Dell Computer Corp.	91
Medtronic, Inc.	79
Wyeth	71
Procter & Gamble Co.	68

TOP FIVE SALES	Proceeds (000’s)

Tyco International, Ltd.	$123
Merck & Co., Inc.	106
American International Group, Inc.	99
Eli Lilly & Co.	74
AOL Time Warner, Inc.	72

WEIGHTINGS AS A PERCENT

OF NET ASSETS

Portfolio of Investments

SAFECO U.S. Growth Fund

As of December 31, 2002

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

COMMON STOCKS—95.4%

Aerospace & Defense—2.5%
600		General Dynamics Corp.	$48
1,000		United Technologies Corp.	62

Air Freight & Couriers—1.3%
900		United Parcel Service, Inc. (Class B)	57

Application Software—0.9%
800	*	Electronic Arts, Inc.	40

Biotechnology—3.4%
2,200	*	Amgen, Inc.	106
675	*	Genentech, Inc.	22
900	*	MedImmune, Inc.	24

Brewers—3.4%
3,100		Anheuser-Busch Companies, Inc.	150

Broadcasting & Cable TV—1.1%
1,200	*	Viacom, Inc. (Class B)	49

Computer Hardware—3.1%
3,500	*	Dell Computer Corp.	94
600		International Business Machines Corp.	46

Data Processing Services—1.2%
1,400		Automatic Data Processing, Inc.	55

Diversified Financial Services—6.5%
1,500		Citigroup, Inc.	53
2,000		Federal National Mortgage Association	129
1,000		Franklin Resources, Inc.	34
1,000		Marsh & McLennan Cos., Inc.	46
700		Merrill Lynch & Co., Inc.	27

Drug Retail—1.5%
2,300		Walgreen Co.	67

Food Distributors—0.8%
1,200		SYSCO Corp.	36

General Merchandise Stores—4.6%
1,150	*	Costco Wholesale Corp.	32
700		Target Corp.	21
3,000		Wal-Mart Stores, Inc.	152

Health Care Distributors & Services—2.5%
500		AmerisourceBergen Corp.	27
1,450		Cardinal Health, Inc.	86

Health Care Equipment—2.3%
1,450		Baxter International, Inc.	41
1,400		Medtronic, Inc.	64

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Home Improvement Retail—1.4%
2,500		Home Depot, Inc.	$60

Household Products—1.9%
400		Kimberly-Clark Corp.	19
775		Procter & Gamble Co.	67

Industrial Conglomerates—5.4%
8,400		General Electric Co.	205
300		Minnesota Mining & Manufacturing Co.	37

Integrated Oil & Gas—0.5%
600		BP, plc (ADR)	24

IT Consulting & Services—1.0%
2,500	*	Accenture, Ltd. (Class A)	45

Managed Health Care—0.6%
400	*	WellPoint Health Networks, Inc.	28

Multi-Line Insurance—1.3%
975		American International Group, Inc.	56

Networking Equipment—2.4%
8,000	*	Cisco Systems, Inc.	105

Oil & Gas Equipment & Services—1.6%
1,575		Baker Hughes, Inc.	51
500	*	Weatherford International, Inc.	20

Oil & Gas Exploration & Production—0.7%
700		Anadarko Petroleum Corp.	33

Packaged Foods—1.7%
1,900		Kraft Foods, Inc. (Class A)	74

Personal Products—3.1%
2,100		Colgate-Palmolive Co.	110
900		Gillette Co.	27

Pharmaceuticals—20.1%
250		Eli Lilly & Co.	16
700	*	IDEC Pharmaceuticals Corp.	23
3,100		Johnson & Johnson	166
9,000		Pfizer, Inc.	275
3,500		Pharmacia Corp.	146
3,325		Schering-Plough Corp.	74
1,000		Teva Pharmaceutical Industries, Ltd. (ADR)	39
4,150		Wyeth	155

Restaurants—0.5%
1,000	*	Starbucks Corp.	20

Semiconductor Equipment—2.1%
6,000		Intel Corp.	93

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

SAFECO U.S. Growth Fund

As of December 31, 2002

SHARES OR PRINCIPAL AMOUNT			Value (000’s)

Semiconductors—0.8%
1,100	*	Maxim Integrated Products, Inc.	$36

Soft Drinks—4.4%
1,600		Coca-Cola Co.	70
3,000		PepsiCo, Inc.	127

Specialty Stores—0.6%
1,300		Mattel, Inc.	25

Systems Software—8.0%
5,775	*	Microsoft Corp.	299
3,500	*	Oracle Corp.	38
1,275	*	VERITAS Software Corp.	20

Telecommunications Equipment—1.1%
1,350		Nokia Oyj (ADR)	21
800	*	QUALCOMM, Inc.	29

Wireless Telecommunications Services—1.1%
2,650		Vodafone Group, plc (ADR)	48

TOTAL COMMON STOCKS (cost $4,965)			4,249

CASH EQUIVALENTS—4.9%

Investment Companies
216,919		AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	217

TOTAL CASH EQUIVALENTS (cost $217)			217

TOTAL INVESTMENTS (cost $5,182)—100.3%			4,466

Other Assets, less Liabilities			(13)

NET ASSETS			$4,453

*	Non-income producing security.

SAFECO MUTUAL FUNDS	www.safecofunds.com

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Managers

SAFECO High-Yield Bond Fund

December 31, 2002

How did the fund perform?

The SAFECO High-Yield Bond Fund posted negative returns for the year ending December 31, 2002, significantly lagging its benchmark.

What factors impacted the fund’s performance?

Much of the Fund’s negative results in 2002 occurred during the June-July period, when the Fund’s performance was hurt by accounting misstatements in several holdings as well as the illiquidity of certain holdings.

Positions in the telecommunications sector including Adelphia, Worldcom, Charter and Qwest Communications, had a dramatic negative impact early in the year. Later in the year, telecom—Qwest and Sprint namely—rallied and our willingness to hold onto some oversold positions benefited the Fund.

Toward the end of 2002, our overweight to an economic recovery aided our performance. Cyclical sectors improved as concern about a double-dip recession receded amid more signs of a gradual recovery. A touchstone for the investment community seemed to be the final Federal Reserve discount cut of half a percent. Both equities and corporate bonds rallied from mid-October as the market realized that both monetary and federal policies would support the recovery.

The recent quarter may mark the end of a five-year bear market in credit, including negative returns in two of the past three years, where high yield has posted returns below the historical long run average high-yield return. During the fourth quarter the Fund outperformed its benchmark and most competitors as measured by Morningstar, Inc. We believe this may signal a strong and welcome rebound in the high-yield market.

What changes did you make to the fund and why?

We reduced positions in some less liquid issues. Our continuing strategy has been to diversify the number and reduce the size of investment positions. The objective has been to reduce single company risk in the portfolio, especially the risk from earnings misstatements, which had previously hurt the fund. We are approaching our objective of holding 100 issuers versus 40-60 previously.

Our move up in quality into selected formerly investment grade (fallen angels) and potential fallen angels began to pay off in the fourth quarter. Our positions in Sprint Corp., Tyco and Qwest rallied into year-end. These investments fit our belief that some fallen angels will outperform the market coming out of a recession.

Finally, we saw a market mispricing near year end. The Fund experienced a good cash inflow, but attractive high-yield investment opportunities were scarce. We purchased a very large, liquid issue of General Motors to carry us over yearend, and benefited from the issue’s mispricing.

What is your outlook for the future?

We continue to be positive on the economy and high-yield. Early in an economic recovery, high-yield is often one of the best asset classes available for a portion of a diversified portfolio. Credit quality stabilizes or improves; defaults decline and market demand for high yielding corporate bonds drive prices up and spreads down. Corporate bonds, especially high-yield, do well.

The past year witnessed the discovery of corporate misstatements and self-dealing leading to the largest bankruptcies in U.S. history, the demise of one of the largest accounting firms and many fines levied

Report From the Fund Managers

SAFECO High-Yield Bond Fund

December 31, 2002

against much of the Wall Street establishment. This caused a crisis of confidence in corporate accountability and perhaps delayed the recovery in financial assets. As a result of the fall-out, we expect corporate management to be more conservative and held more accountable in preparing their financial results over the coming years.

We won’t pretend to know how geopolitical uncertainty will turn out. We can and will adjust the portfolio as the risk and uncertainty of events unfold.

With the economy slowly recovering, the risk of default declining, and investors more confident of the financial numbers presented, we believe investors will be drawn to the high interest rates in high yield and result in increasing prices and excellent returns to long term investors in high yield.

SAFECO Asset Management Company

SAFECO Asset Management Company’s (SAM’s) high-yield investment team, which is comprised of senior bond managers and credit analysts, assumed management of the SAFECO High-Yield Bond Fund in November 2000. Team management allows broader coverage of this highly complex market and increased input into the investment process.

SAFECO MUTUAL FUNDS	1-800-528-6501

Performance Overview & Highlights

SAFECO High-Yield Bond Fund

	With Sales Charge			Without Sales Charge
Average Annual Total Return for the periods ended December 31, 2002	1 Year	5 Year	10 Year	1 Year	5 Year	10 Year

SAFECO High-Yield Bond Fund
Class A	(21.42)%	(4.80)%	2.53%	(17.68)%	(3.92)%	3.00%
Class B	(22.04)%	(4.92)%	2.54%	(18.29)%	(4.66)%	2.54%
Class C	(19.01)%	(4.64)%	2.55%	(18.26)%	(4.64)%	2.55%
Merrill Lynch High-Yield Master II Index	N/A	N/A	N/A	(1.89)%	0.52%	6.05%
Lipper, Inc. (High Current Yield Funds)	N/A	N/A	N/A	(1.74)%	(1.17)%	4.72%

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Current Yield (30-day) Class A	8.95%
Current Yield (30-day) Class B	8.64%
Current Yield (30-day) Class C	8.63%
Weighted Average Maturity	5.26 years

TOP FIVE INDUSTRIES	Percent of Net Assets

Broadcasting & Cable TV	9%
Diversified Financial Services	6
Integrated Telecommunications Services	5
Diversified Commercial Services	5
Electric Utilities	5

TOP FIVE HOLDINGS	Percent of Net Assets

General Motors Acceptance Corp. (Diversified Financial Services)	4.2%
LCI International, Inc. (Integrated Telecommunications Services)	3.1
Sinclair Broadcast Group, Inc. (Broadcasting & Cable TV)	2.3
Friendly Ice Cream Corp. (Restaurants)	2.3
Elizabeth Arden, Inc. (Personal Products)	2.2

TOP FIVE PURCHASES For the Year Ended December 31, 2002	Cost (000’s)

Adelphia Communications Corp.	$2,944
Xerox Corp.	2,379
LCI International, Inc.	2,030
Avaya, Inc.	1,976
Tyco International Group SA	1,575

TOP FIVE SALES For the Year Ended December 31, 2002	Proceeds (000’s)

Adelphia Communications Corp.	$2,613
Xerox Corp.	2,361
Oregon Steel Mills, Inc.	1,998
Sun World International, Inc.	1,970
Dobson Communications Corp.	1,905

CREDIT RATING DISTRIBUTION AS A PERCENT OF NET ASSETS

Portfolio of Investments

SAFECO High-Yield Bond Fund

As of December 31, 2002

SHARES OR PRINCIPAL AMOUNT (000’s)			Value (000’s)

CORPORATE BONDS—80.1%

Advertising—2.7%
$500		Penton Media, Inc. 11.875%, due 10/01/07	$416
250	#	RH Donnelley Financial Corp. (144A) 10.875%, due 12/15/12 (acquired 11/26/02)	272
250	#	RH Donnelley Financial Corp. (144A) 8.875%, due 12/15/10 (acquired 11/26/02)	267

Airlines—0.6%
250		Continental Airlines, Inc. 7.568%, due 12/01/06	115
100		Northwest Airlines, Inc. 8.52%, due 4/07/04	84

Alternative Carriers—0.9%
350		Sprint Capital Corp. 7.625%, due 1/30/11	332

Aluminum—1.4%
500		Commonwealth Aluminum Corp. 10.75%, due 10/01/06	501

Apparel Retail—0.7%
250	#	Levi Strauss & Co. (144A) 12.25%, due 12/15/12 (acquired 11/26/02)	245

Auto Parts & Equipment—0.9%
500		Park-Ohio Industries, Inc. 9.25%, due 12/01/07	325

Broadcasting & Cable TV—3.3%
400	*	Adelphia Communications Corp. 10.875%, due 10/01/10	152
250	*	Adelphia Communications Corp. 3.25%, due 5/01/21	21
200		Charter Communications Holdings, Inc. 11.125%, due 1/15/11	90
250		Echostar DBS Corp. 9.375%, due 2/01/09	264
250		Gray Television, Inc. 9.25%, due 12/15/11	269
250	*	NBC Aquisition Corp. 10.75% beg. 2/15/03 Step Bond due 2/15/09	225
250	*	NTL Communications Corp. 11.50%, due 10/01/08	24
250		Pegasus Communications Corp. 12.50%, due 8/01/07	132

SHARES OR PRINCIPAL AMOUNT (000’s)			Value (000’s)

Building Products—0.7%
$ 246		NS Group, Inc. 13.50%, due 7/15/03	$246

Casinos & Gaming—4.1%
450		Mandalay Resort Group 10.25%, due 8/01/07	494
250		Park Place Entertainment Corp. 9.375%, due 2/15/07	267
250		Pinnacle Entertainment, Inc. 9.25%, due 2/15/07	221
200		Station Casinos, Inc. 9.875%, due 7/01/10	217
250		Venetian Casino Resort 11.00%, due 6/15/10	261

Construction & Engineering—0.6%
250	#	URS Corp. (144A) 11.50%, due 9/15/09 (acquired 8/14/02)	222

Construction Materials—0.2%
200		National Equipment Services, Inc. 10.00%, due 11/30/04	70

Consumer Electronics—0.5%
200		Remington Product Co., LLC 11.00%, due 5/15/06	164

Consumer Finance—0.3%
100	#	Cummins, Inc. (144A) 9.50%, due 12/01/10 (acquired 11/15/02)	106

Diversified Chemicals—0.7%
250		Lyondell Chemical Co. 11.125%, due 7/15/12	246

Diversified Commercial Services—4.6%
500		Renters Choice, Inc. 11.00%, due 8/15/08	538
200	#	United Rentals, Inc. (144A) 10.75%, due 4/15/08 (acquired 12/17/02)	197
200		United Rentals, Inc. 10.75%, due 4/15/08	199
750		Williams Scotsman, Inc. 9.875%, due 6/01/07	694

Diversified Financial Services—5.5%
500		CIT Capital Trust 7.70%, due 2/15/27	462
1,500		General Motors Acceptance Corp. 6.875%, due 8/28/12	1,479

SAFECO MUTUAL FUNDS	www.safecofunds.com

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

SAFECO High-Yield Bond Fund

As of December 31, 2002

SHARES OR PRINCIPAL AMOUNT (000’s)			Value (000’s)

Drug Retail—0.6%
$250		Rite Aid Corp. 7.125%, due 1/15/07	$206

Electric Utilities—4.5%
250		Avista Corp. 9.75%, due 6/01/08	247
150		Calpine Canada Energy Finance Corp. 8.50%, due 5/01/08	65
250	#	Illinois Power Corp. (144A) 11.50%, due 12/15/10 (acquired 12/17/02)	241
400		Mirant Corp. 5.75%, due 7/15/07	167
250		Mission Energy Holding Co. 13.50%, due 7/15/08	57
100		Nevada Power Co. 8.25%, due 6/01/11	93
550		Northwestern Corp. 7.875%, due 3/15/07	396
250	#	Transcontinental Gas Pipeline Corp. (144A) 8.875%, due 7/15/12 (acquired 7/01/02)	250
100		XCEL Energy, Inc. 7.00%, due 12/01/10	86

Electronic Equipment & Instruments—2.0%
150		Flextronics International, Ltd. 9.875%, due 7/01/10	162
250	#	Sanmina-SCI Corp. (144A) 10.375%, due 1/15/10 (acquired 12/15/02)	252
100		Solectron Corp. 9.625%, due 2/15/09	97
250		Wesco Distribution, Inc. 9.125%, due 6/01/08	200

Environmental Services—1.3%
200		Allied Waste North America, Inc. 10.00%, due 8/01/09	198
250		Allied Waste North America, Inc. 8.875%, due 4/01/08	254

Food Retail—1.8%
125		Carrols Corp. 9.50%, due 12/01/08	109
500		Luigino’s, Inc. 10.00%, due 2/01/06	511

Gas Utilities—1.2%
200		Coastal Corp. 9.625%, due 5/15/12	162
250	#	El Paso Energy (144A) 10.625%, due 12/01/12 (acquired 11/22/02)	256

SHARES OR PRINCIPAL AMOUNT (000’s)			Value (000’s)

Health Care Facilities—1.3%
$ 250		HCA, Inc. 6.91%, due 6/15/05	$263
250		HEALTHSOUTH Corp. 10.75%, due 10/01/08	211

Heavy Electrical Equipment—0.7%
250		NMHG Holding Co. 10.00%, due 5/15/09	250

Home Furnishings—0.7%
250		Interface, Inc. 10.375%, due 2/01/10	243

Homebuilding—2.8%
1,100		Champion Enterprises, Inc. 7.625%, due 5/15/09	484
500		Schuler Homes, Inc. 10.50%, due 7/15/11	513

Hotels—2.0%
200		HMH Properties, Inc. 7.875%, due 8/01/08	194
450		MGM Mirage, Inc. 9.75%, due 6/01/07	497

Industrial Conglomerates—1.4%
500		Tyco International Group SA 6.375%, due 2/15/06	485

Industrial Machinery—2.3%
400		Cincinnati Milacron, Inc. 8.375%, due 3/15/04	310
250	#	National Waterworks, Inc. (144A) 10.50%, due 12/01/12 (acquired 11/14/02)	261
250	#	Rexnord Corp. (144A) 10.125%, due 12/15/12 (acquired 11/20/02)	256

Integrated Telecommunications Services—3.5%
2,250		LCI International, Inc. 7.25%, due 6/15/07	1,103
500	*	Worldcom, Inc. 8.25%, due 5/15/31	118

Leisure Facilities—1.4%
250		Penn National Gaming, Inc. 8.875%, due 3/15/10	256
250		Six Flags, Inc. 9.50%, due 2/01/09	241

Leisure Products—0.5%
200		Royal Caribbean Cruises, Ltd. 8.75%, due 2/02/11	186

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

SAFECO High-Yield Bond Fund

As of December 31, 2002

SHARES OR PRINCIPAL AMOUNT (000’s)			Value (000’s)

Managed Health Care—0.7%
$250	#	Rotech Healthcare, Inc. (144A) 9.50%, due 4/01/12 (acquired 3/15/02)	$250

Metal & Glass Containers—1.8%
100	#	Ball Corp. (144A) 6.875%, due 12/15/12 (acquired 12/05/02)	101
100	#	BWAY Corp. (144A) 10.00%, due 10/15/10 (acquired 11/21/02)	104
200		Owens-Illinois, Inc. 7.15%, due 5/15/05	192
250		Owens-Illinois, Inc. 7.85%, due 5/15/04	247

Networking Equipment—0.6%
250		Avaya, Inc. 11.125%, due 4/01/09	226

Oil & Gas Drilling—0.8%
250	#	Grant Prideco, Inc. (144A) 9.00%, due 12/15/09 (acquired 11/25/02)	260

Oil & Gas Equipment & Services—0.1%
100		Petroleum Geo-Services ASA 7.50%, due 3/31/07	30

Packaged Foods—0.9%
326		Chiquita Brands International, Inc. 10.56%, due 3/15/09	334

Paper Packaging—1.0%
350	*	Graham Packaging Co., Inc. 10.75% beg. 1/15/03 Step Bond due 1/15/09	347

Paper Products—1.3%
250		Georgia-Pacific Corp. 7.50%, due 5/15/06	238
250		Pope & Talbot, Inc. 8.375%, due 6/01/13	217

Personal Products—2.9%
750		Elizabeth Arden, Inc. 11.75%, due 2/01/11	773
250	#	Herbalife International, Inc. (144A) 11.75%, due 7/15/10 (acquired 6/21/02)	250

SHARES OR PRINCIPAL AMOUNT (000’s)			Value (000’s)

Publishing & Printing—2.9%
$250	#	Dex Media East, LLC (144A) 12.125%, due 11/15/12 (acquired 10/30/02)	$277
500	#	Dex Media East, LLC (144A) 9.875%, due 11/15/09 (acquired 10/30/02)	535
250		Mail-Well Corp. 9.625%, due 3/15/12	223

Restaurants—4.3%
250	#	Buffets, Inc. (144A) 11.25%, due 7/15/10 (acquired 6/21/02)	236
500		CKE Restaurants, Inc. 4.25%, due 3/15/04	473
805		Friendly Ice Cream Corp. 10.50%, due 12/01/07	795

Specialty Stores—2.0%
200		American Achievement Corp. 11.625%, due 1/01/17	212
250		Big 5 Corp. 10.875%, due 11/15/07	260
250	#	United Auto Group, Inc. (144A) 9.625%, due 3/15/12 (acquired 3/12/02)	243

Steel—1.4%
150	#	Oregon Steel Mills, Inc. (144A) 10.00%, due 7/15/09 (acquired 7/10/02)	152
400		Samsonite Corp. 10.75%, due 6/15/08	324

Telecommunications Equipment—1.7%
350		AT&T Corp. 7.30%, due 11/15/11	383
500	*	Intermedia Communications, Inc. 11.25%, beg. 7/15/02 Step Bond due 7/15/07	200

Wireless Telecommunications Services—2.0%
100		American Cellular Corp. 9.50%, due 10/15/09	19
350		AT&T Wireless Services, Inc. 7.875%, due 3/01/11	352
250		Nextel Communications, Inc. 9.375%, due 11/15/09	226
125		Triton PCS, Inc. 9.375%, due 2/01/11	104

TOTAL CORPORATE BONDS (cost $30,728)			28,280

SAFECO MUTUAL FUNDS	1-800-528-6501

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

SAFECO High-Yield Bond Fund

As of December 31, 2002

SHARES OR PRINCIPAL AMOUNT (000’s)			Value (000’s)

PREFERRED STOCKS—7.4%

Broadcasting & Cable TV—5.5%
$ 7		CSC Holdings, Inc. 11.75%, due 10/01/07	$665
0.1		Paxson Communications Corp. 13.25%, due 11/15/06	484
8		Sinclair Broadcast Group, Inc. 11.625%, due 3/15/09	795

Integrated Telecommunications Services—1.9%
1		Dobson Communications Corp. 12.25%, due 1/15/08	675

TOTAL PREFERRED STOCKS (cost $3,385)			2,619

COMMON STOCKS—1.6%

Packaged Foods—1.1%
30	*	Chiquita Brands International, Inc.	397

Telecommunications Equipment—0.5%
10	*	WilTel Communications, Inc.	165

TOTAL COMMON STOCKS (cost $582)			562

CASH EQUIVALENTS—9.9%

Investment Companies
1,805		AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	1,805
1,690		Nations Money Market Reserves	1,690

TOTAL CASH EQUIVALENTS (cost $3,495)			3,495

TOTAL INVESTMENTS (cost $38,190)—99.0%			34,956

Other Assets, less Liabilities			348

NET ASSETS			$35,304

*	Non-income producing security. Security in default.
#	Securities are exempt from registration and restricted as to resale only to dealers, or through a dealer to a “qualified institutional buyer”. The total cost of such securities is $5,106,000 and the total value is $5,233,000 or 14.8% of net assets.

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Managers

SAFECO Intermediate-Term U.S. Treasury Fund

December 31, 2002

How did the fund perform?

The year ending December 31, 2002 turned out to be a great year for U.S. Treasuries and a poor year for riskier assets. As a result, on an absolute basis, the SAFECO Intermediate-Term U.S. Treasury Fund posted the best results of all of the SAFECO mutual funds, as well as outperforming its prospectus benchmark for the year.

What factors impacted the fund’s performance?

The year began in the ashes of terrorism, under the cloud of the Enron scandal and a global recession. It ended with concerns about imminent military conflict with Iraq, nuclear tensions in North Korea, and the threat of another recession with deflationary implications. Investor concern over Enron, other corporate accounting scandals, bankruptcies, defaults, ratings downgrades and a weak economy decimated riskier assets and sent money scurrying into the shelter of U.S. Treasury securities. This pushed the Treasury yield to its lowest level since 1958. Shortly thereafter, investors realized that the risk-aversion pendulum had swung too far. Stocks and corporate bonds regained their footing and the Treasury market sold off.

What changes did you make and why?

During the year, we increased our exposure to U.S. Treasuries and decreased our holdings in Agency securities. In response to investor reaction to equity markets and corporate America, we also increased our portfolio’s duration. Further, we positioned the fund to benefit from a steep yield curve.

In the fourth quarter, we made only minor changes to the Fund. Because we believe the next major move in interest rates will be towards higher yields and a flatter yield curve, we cut duration. Additionally, we increased our exposure to U.S. Treasury Inflation Protected Securities (TIPS), a unique Treasury investment alternative which should outperform conventional Treasuries in a rising rate environment.

What is your outlook for the future?

The economy is currently at a crossroads. Our best guess is that the economy will improve marginally in 2003, leading to a much better economic environment in 2004. The Fed may ease interest rates one more time by the end of the first quarter, but by late 2003 we are likely to witness the beginning of the next Fed tightening cycle. As a tightening cycle approaches, yields will rise and the yield curve will flatten. We look forward to a generally constructive year for investment-grade corporate bonds, and to a lesser extent, U.S. Agency debentures and mortgage-backed securities.

SAFECO MUTUAL FUNDS	www.safecofunds.com

Report From the Fund Managers

SAFECO Intermediate-Term U.S. Treasury Fund

December 31, 2002

Given the generally low starting yields it is unlikely that intermediate-term U.S. Treasury funds will match the performance of the past three years. However given the likelihood of war with Iraq, the potential for a nuclear showdown with North Korea and the current anemic global economy, we believe the SAFECO Intermediate-Term U.S. Treasury Fund will continue to make sense as a safe haven investment vehicle.

SAFECO Asset Management Company

SAFECO Asset Management Company’s (SAM’s) fixed-income team, which is comprised of senior bond managers and credit analysts, assumed management of the SAFECO Intermediate-Term U.S. Treasury Fund in July 2001. Team management allows broader coverage of this market and increased input into the investment process.

HIGHLIGHTS

Current Yield (30-day) Class A	2.15%
Current Yield (30-day) Class B	1.50%
Weighted Average Maturity	7.37 years

.

Performance Overview

SAFECO Intermediate-Term U.S. Treasury Fund

	With Sales Charge			Without Sales Charge
Average Annual Total Return for the periods ended December 31, 2002	1 Year	5 Year	10 Year	1 Year	5 Year	10 Year

SAFECO Intermediate-Term U.S. Treasury Fund
Class A	5.32%	5.58%	5.90%	10.28%	6.56%	6.39%
Class B	4.55%	5.50%	5.95%	9.55%	5.82%	5.95%
Merrill Lynch Intermediate-Term Treasury Index	N/A	N/A	N/A	9.05%	7.25%	6.83%
Lipper, Inc. (Intermediate U.S. Treasury Funds)	N/A	N/A	N/A	14.83%	8.04%	6.94%

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio of Investments

As of December 31, 2002

PRINCIPAL AMOUNT (000’s)		Value (000’s)

MORTGAGE BACKED SECURITIES—17.0%

Federal Home Loan Mortgage Corp. (FHLMC)—1.0%
$271	5.50%, due 8/01/17	$282

Federal National Mortgage Association (FNMA)—11.3%
933	6.00%, due 4/01/32	966
863	6.00%, due 8/01/32	893
1,125	6.625%, due 11/15/30	1,320

Government National Mortgage Association (GNMA)—4.7%
1,216	8.00%, due 12/15/29	1,316

TOTAL MORTGAGE BACKED SECURITIES (cost $4,601)		4,777

U.S. GOVERNMENT OBLIGATIONS—81.5%

U.S. Treasury Notes—81.5%
3,100	10.00%, due 5/15/10	3,671
3,500	3.50%, due 11/15/06	3,642
2,850	5.50%, due 1/31/03	2,860
2,250	5.50%, due 2/15/08	2,539

PRINCIPAL AMOUNT (000’s)		Value (000’s)

U.S. Treasury Notes—(continued)
$2,195	6.00%, due 8/15/09	$2,552
1,100	6.125%, due 8/15/29	1,291
250	6.50%, due 11/15/26	304
2,150	9.25%, due 2/15/16	3,190
2,445	U.S. Treasury Inflation Index Note 3.50%, due 1/15/11	2,796

TOTAL U.S. GOVERNMENT OBLIGATIONS (cost $21,762)		22,845

CASH EQUIVALENTS—1.1%

Investment Companies
299	AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	299

TOTAL CASH EQUIVALENTS (cost $299)		299

TOTAL INVESTMENTS (cost $26,662)—99.6%		27,921

Other Assets, less Liabilities		104

NET ASSETS		$28,025

Report From the Fund Managers

SAFECO U.S. Government Fund

December 31, 2002

How did the fund perform?

In May of 2002, the SAFECO U.S. Government Fund changed from a fund that held all Ginnie Mae (GNMA) mortgage-backed securities (MBS), to one with the ability to invest in a broader arena of government securities.

In its first two full quarters of reporting as the U.S. Government Fund, performance lagged a 50/50 blend of the Merrill Lynch (ML) Government and Mortgage Indices—beating the ML Mortgage Index and lagging the ML Government Index.

What factors impacted the fund’s performance?

The Fund remained more weighted to GNMA securities in its first four months than its benchmark after the change in mandate in May to government securities, providing excess yield over Treasuries and making up for the loss by GNMA securities later in the second quarter when rates lowered slightly.

In the latter half of the second quarter and in the third quarter, a flight-to-quality was spurred by scandals in corporate America, and Treasuries were top performers. In the third quarter, interest rates dropped dramatically, hurting mortgage securities because high home loan prepayments caused the average life of the securities to shorten and limited price appreciation. The Fund was temporarily underweight in Treasuries as it rebalanced, hurting performance.

During the fourth quarter, the Fed aggressively lowered its Fed Funds target from 1.75% to 1.25%. This resulted in longer term interest rates rising while rates on two-year Treasuries and shorter declined. Asset-backed securities performed well for the quarter in spite of record high prepayments. The Fund benefited from its asset-backed securities (ABS) holdings. These assets’ shorter duration (less sensitive to rate changes) and higher yields helped their returns.

What changes did you make and why?

Fourth quarter trading activity was aimed at yield enhancement and maintaining duration by purchasing some short-maturity AAA-rated ABS and longer-maturity Agency securities. We remain committed to the strategy of enhancing the yield when opportunities present themselves and believe this will provide higher returns over the long term.

What is your outlook for the future?

Over the short-term we expect interest rates to remain volatile as investors respond to numerous domestic and external uncertainties. We believe that we will see rising rates later on this year, once the U.S. economy starts to turn around. We will also be watching for investor reaction to the fiscal stimulus program, inflation expectations, and whether the Federal Reserve will continue its very accommodative policy.

We continue to maintain a fairly neutral policy of targeting the Fund’s duration to be consistent with a portfolio composed of a blend of callable, but higher-yielding mortgage-backed securities and non-callable, yet lower-yielding Government-related securities. We will continue to rotate in and out of the various mortgage-related and Government/Agency sectors as we deem them over or undervalued. We make these buy/sell decisions based on our macro-economic, interest rate and market outlook, and the construct of the portfolio.

Report From the Fund Managers

SAFECO U.S. Government Fund

December 31, 2002

We believe this Fund is well suited to capture attractive returns for investors in U.S. Government/Agency and mortgage-backed securities and feel our team approach builds upon the strength of our expertise.

SAFECO Asset Management Company

SAFECO Asset Management Company’s (SAM’s) U.S. Government investment team, which is comprised of senior bond managers and credit analysts, assumed management of the SAFECO U.S. Government Fund in November 2000. Team management allows broader coverage of this market and increased input into the investment process.

HIGHLIGHTS

Current Yield (30-day) Class A	3.27%
Current Yield (30-day) Class B	2.69%
Weighted Average Maturity	5.43 years

SAFECO MUTUAL FUNDS	1-800-528-6501

Performance Overview

SAFECO U.S. Government Fund

	With Sales Charge			Without Sales Charge

Average Annual Total Return for the periods ended December 31, 2002	1 Year	5 Year	10 Year	1 Year	5 Year	10 Year

SAFECO U.S. Government Fund
Class A	4.56%	5.53%	5.79%	9.53%	6.51%	6.28%
Class B	3.83%	5.78%	6.08%	8.83%	6.10%	6.08%
Merrill Lynch GNMA Index	N/A	N/A	N/A	9.32%	7.52%	7.49%
Merrill Lynch U.S. Treasury/Agency Master Index	N/A	N/A	N/A	11.30%	7.73%	7.54%
Lipper, Inc. (General U.S. Gov’t Funds)	N/A	N/A	N/A	9.88%	6.56%	6.57%

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio of Investments

As of December 31, 2002

PRINCIPAL AMOUNT (000’s)		Value (000’s)

ASSET BACKED SECURITIES—71.0%

Consumer Finance—6.5%
$2,000	Americredit Automobile Receivables Trust 4.41%, due 11/12/08	$2,093
1,500	Chemical Master Credit Card Trust 5.98%, due 9/15/08	1,615

Federal Home Loan Bank (FHLB)—17.7%
2,500	4.125%, due 1/14/05	2,614
5,400	4.625%, due 4/15/05	5,728
1,500	5.75%, due 5/15/12	1,677

Federal Home Loan Mortgage Corp. (FHLMC)—5.4%
829	6.00%, due 4/01/14	872
1,394	6.50%, due 4/01/29	1,453
700	8.00%, due 9/01/25	758

Federal National Mortgage Association (FNMA)—5.4%
714	7.00%, due 10/01/29	752
944	7.00%, due 4/01/29	994

PRINCIPAL AMOUNT (000’s)		Value (000’s)

$ 251	7.00%, due 5/01/29	$264
690	8.00%, due 7/01/27	754
262	9.00%, due 11/01/22	293

Government National Mortgage Association (GNMA)—36.0%
1,281	6.00%, due 10/15/28	1,339
3,958	6.00%, due 11/20/31	4,111
1,069	6.00%, due 12/15/28	1,118
767	6.50%, due 1/20/24	806
2,271	6.50%, due 2/15/32	2,385
3,191	6.50%, due 7/15/28	3,354
163	6.50%, due 8/15/29	171
856	7.00%, due 1/15/30	908
1,421	7.00%, due 4/15/28	1,509
1,115	7.00%, due 7/20/31	1,175
1,562	7.50%, due 10/15/27	1,670
518	8.00%, due 3/20/30	557
1,196	8.25%, due 5/15/20	1,313

TOTAL ASSET BACKED SECURITIES (cost $38,850)		40,283

Portfolio of Investments

SAFECO U.S. Government Fund

As of December 31, 2002

PRINCIPAL AMOUNT (000’s)		Value (000’s)

U.S. GOVERNMENT OBLIGATIONS—26.9%

U.S. Treasury Notes—26.9%
$2,350	4.875%, due 2/15/12	$2,552
2,000	5.50%, due 8/15/28	2,161
2,700	5.625%, due 5/15/08	3,063
1,300	6.50%, due 2/15/10	1,554
2,900	7.25%, due 5/15/16	3,713
1,500	8.75%, due 5/15/20	2,212

TOTAL U.S. GOVERNMENT OBLIGATIONS (cost $14,224)		15,255

CASH EQUIVALENTS—1.0%

Investment Companies
559	AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	559

TOTAL CASH EQUIVALENTS (cost $559)		559

TOTAL INVESTMENTS (cost $53,633)—98.9%		56,097

Other Assets, less Liabilities		624

NET ASSETS		$56,721

SAFECO MUTUAL FUNDS	www.safecofunds.com

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Manager

SAFECO Managed Bond Fund

December 31, 2002

Michael Hughes

How did the fund perform?

The year ending December 31, 2002 turned out to be a great year for U.S. Government bonds and a poor year for investment-grade corporate bonds with the performance of the SAFECO Managed Bond Fund coming in somewhere in between. The Managed Bond Fund posted solidly positive results, somewhat dulling the pain from its negative relative returns lagging the Lehman Aggregate Bond Index and the Lehman Government/Corp. Index.

What factors impacted the fund’s performance?

The year began in the ashes of terrorism, under the cloud of the Enron scandal and a global recession. It ended with concerns about imminent military conflict with Iraq, nuclear tensions in North Korea, and the threat of another recession with deflationary implications.

The stigma of Enron coupled with a blitz of corporate accounting scandals, bankruptcies, defaults, ratings downgrades and a weak economy decimated corporate bonds. In truth, only a very small minority of corporations were actually found to have problems with their accounting practices and/or management teams over the past year, but the markets often acted as if this less than 0.5% of issuers were more like 50%.

At SAFECO Asset Management we have always prided ourselves on the quality of our credit research team. This year’s unprecedented circumstances and extraordinary market volatility tested our credit analysts. But out of over 60 corporate names I held during 2002, only six positions posted negative total returns. These names—WorldCom, Qwest, El Paso, Sprint, United Airlines and AOL—accounted for nearly all of the Fund’s underperformance this year, lowering fund performance by 2%.

What changes did you make and why?

I completely liquidated holdings in Worldcom, Qwest, Sprint and El Paso. I cut my holdings in AOL in half, and I continue to hold onto investment grade, senior, secured United Airlines notes.

In response to the corporate market’s volatility I have taken further steps to increase the portfolio’s defensiveness without giving away all of its potential upside. During the fourth quarter, I increased the diversification within my corporate holdings. I added six new names: Washington Mutual, Kinder Morgan, Newell Rubbermaid, Countrywide Financial, Target and California State Department of Water Resources. I also reduced holdings in Ford, Household, PEG Power, General Motors, and Safeway; and liquidated two others—Sprint and Hewlett Packard.

Because I believe the next major move in interest rates will be towards higher yields and a flatter yield curve, I am maintaining my duration slightly below benchmark (3.79 vs. 3.86 years). Additionally, I initiated a position in U.S. Treasury Inflation Protected Securities (TIPS), which should outperform conventional Treasuries in a rising rate environment. Finally, I have allocated roughly 6% of the portfolio to high-quality floating-rate-notes, which are relatively immune to interest rate increases.

Report From the Fund Manager

SAFECO Managed Bond Fund

December 31, 2002

What is your outlook for the future?

The economy is currently at a crossroads. My best guess is that the economy will improve marginally in 2003, leading to a much better economic environment in 2004. The Fed may ease interest rates one more time, but by late 2003 we are likely to witness the beginning of the next Fed tightening cycle. As a tightening cycle approaches, yields will rise and the yield curve will flatten. Corporate bonds should perform well on a relative basis due to their high initial yield spread, some measure of economic recovery, heightened demand from investors looking for yield and reduced issuance.

Given the generally low starting yields it is unlikely that bonds will match the performance of the last three years. Given the current environment, I look for the Managed Bond Fund to produce lower absolute but substantially better relative returns.

Michael Hughes, MBA, CFA

Michael Hughes is vice president of SAFECO Asset Management Company. He began his investment career in 1987 and joined SAFECO as a portfolio manager in January 1997. A Chartered Financial Analyst, Hughes holds an MBA degree from the University of Southern California.

SAFECO MUTUAL FUNDS	1-800-528-6501

Performance Overview & Highlights

SAFECO Managed Bond Fund

	With Sales Charge			Without Sales Charge
Average Annual Total Return for the periods ended December 31, 2002	1 Year	5 Year	Since Inception*	1 Year	5 Year	Since Inception*

SAFECO Managed Bond Fund
Class A	2.31%	4.63%	5.00%	7.18%	5.61%	5.55%
Class B	1.26%	4.41%	4.97%	6.26%	4.74%	4.97%
Lehman Brothers Gov’t/Corp. Bond Index	N/A	N/A	N/A	11.04%	7.62%	7.46%
Lehman Brothers Aggregate Bond Index	N/A	N/A	N/A	10.25%	7.55%	7.46%
Lipper, Inc. (Intermediate Investment-Grade Bond Funds)	N/A	N/A	N/A	8.14%	6.38%	N/A

* The Fund’s inception was June 25, 1992. Graph and average annual return comparison begins February 28, 1994.

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Current Yield (30-day) Class A	3.86%
Current Yield (30-day) Class B	3.30%
Weighted Average Maturity	6.37 years

BONDS BY TYPE	Percent of Net Assets

U.S. Government Obligations	21%
Asset Backed Securities	5
Mortgage Backed Securities	40
Corporate Bonds	31
Municipal Bonds	1
Cash & Other	2

100%

CREDIT RATING DISTRIBUTION

AS A PERCENT OF NET ASSETS

Portfolio of Investments

SAFECO Managed Bond Fund

As of December 31, 2002

PRINCIPAL AMOUNT (000’s)			Value (000’s)

ASSET BACKED SECURITIES—4.9%

Airlines—0.7%
$ 90		United Air Lines 7.73%, due 7/01/10	$69

Consumer Finance—1.7%
85		Americredit Automobile Receivables Trust 1.68%, due 12/12/07	85
90		MBNA Credit Card Master Note Trust 1.88%, due 12/15/08	90

Diversified Financial Services—2.5%
106		CNH Equipment Trust 7.34%, due 2/15/07	110
140		General Motors Acceptance Corp. 6.42%, due 5/15/35	158

TOTAL ASSET BACKED SECURITIES (cost $522)			512

CORPORATE BONDS—31.5%

Airlines—3.0%
105		American Airlines, Inc. 2.02%, due 9/23/07	105
80		Delta Air Lines, Inc. 7.11%, due 9/18/11	79
35		Northwest Airlines, Inc. 7.041%, due 4/01/22	33
123		United Air Lines 7.783%, due 1/01/14	96

Banks—1.1%
65		Washington Mutual Bank Corp. 5.50%, due 1/15/13	66
45		Washington Mutual, Inc. 4.375%, due 1/15/08	46

Computer Hardware—0.8%
85		International Business Machines Corp. 1.545%, due 9/10/04	85

Consumer Finance—1.4%
105		Countrywide Home Loans, Inc. 3.50%, due 12/19/05	106
40		Household Finance Corp. 7.875%, due 3/01/07	45

Diversified Chemicals—1.1%
110		Dow Chemical Co. 5.75%, due 12/15/08	115

Diversified Financial Services—6.9%
130	#	Erac USA Finance Co. (144A) 8.00%, due 1/15/11 (acquired 1/09/01)	149
65		Ford Motor Credit Co. 7.25%, due 10/25/11	63

PRINCIPAL AMOUNT (000’s)			Value (000’s)

Diversified Financial Services—(continued)
$100		General Electric Capital Corp. 6.75%, due 3/15/32	$111
150		General Motors Acceptance Corp. 6.125%, due 9/15/06	152
165		John Deere Capital Corp. 2.01%, due 9/17/04	165
75		Morgan Stanley Dean Witter Co. 6.60%, due 4/01/12	83

Electric Utilities—3.5%
100		Avista Corp. 7.75%, due 1/01/07	103
90		National Rural Utilities Cooperative Finance Corp. 7.25%, due 3/01/12	103
65		PSEG Power 6.95%, due 6/01/12	66
90		Puget Sound Energy, Inc. 6.25%, due 1/16/04	93

Food Retail—1.6%
150		Safeway, Inc. 7.50%, due 9/15/09	172

Forest Products—0.6%
55		Weyerhaeuser Co. 5.50%, due 3/15/05	58

General Merchandise Stores—1.2%
120		Target Corp. 6.35%, due 11/01/32	125

Home Furnishings—0.9%
90		Mohawk Industries, Inc. 6.50%, due 4/15/07	98

Household Products—0.5%
55		Newell Rubbermaid, Inc. 4.625%, due 12/15/09	56

Integrated Oil & Gas—1.4%
75		Pemex Project Funding Master Trust 9.125%, due 10/13/10	86
55		USX Corp. 6.85%, due 3/01/08	62

Integrated Telecommunications Services—1.1%
110		Verizon Wireless, Inc. 5.375%, due 12/15/06	115

Life & Health Insurance—1.7%
85	#	Jackson National Life Global Funding, LLC (144A) 1.58125%, due 3/11/05 (acquired 9/05/02)	85
90		Lincoln National Corp. 5.25%, due 6/15/07	93

SAFECO MUTUAL FUNDS	www.safecofunds.com

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

SAFECO Managed Bond Fund

As of December 31, 2002

PRINCIPAL AMOUNT (000’s)			Value (000’s)

Movies & Entertainment—0.4%
$ 45		AOL Time Warner, Inc. 6.75%, due 4/15/11	$47

Oil & Gas Refining & Marketing—0.7%
65	#	Kinder Morgan, Inc. (144A) 6.50%, due 9/01/12 (acquired 12/03/02)	68

Telecommunications Equipment—0.4%
40		Verizon Global Funding Corp. 7.375%, due 9/01/12	46

Trucking—1.9%
195		Hertz Corp. 7.00%, due 7/01/04	196

Wireless Telecommunications Services—1.3%
130		TCI Communications, Inc. 8.65%, due 9/15/04	140

TOTAL CORPORATE BONDS (cost $3,198)			3,311

MORTGAGE BACKED SECURITIES—39.7%

Collateral Mortgage Obligation (CMO)—1.0%
101		ASC Nomura 6.50%, due 2/14/41	103

Diversified Financial Services—2.4%
230		First Union Commercial Mortgage Trust 6.07%, due 10/15/35	255

Federal Home Loan Mortgage Corporation (FHLMC)—4.0%
403		6.50%, due 1/01/29	420

Federal National Mortgage Association (FNMA)—29.5%
25		4.375%, due 9/15/12	25
500		5.00%, due 12/01/17	513
733		5.50%, due 9/01/17	761
45		5.75%, due 2/15/08	50
36		6.00%, due 1/01/29	37
299		6.00%, due 8/01/32	309
79		6.00%, due 9/01/29	82
70		6.50%, due 1/01/15	74
337		6.50%, due 7/01/29	351
75		7.00%, due 3/01/12	80
28		8.00%, due 1/01/31	30
27		8.00%, due 10/01/30	30
58		8.00%, due 2/01/29	64
51		8.00%, due 2/01/30	55
36		8.00%, due 2/01/30	39
417		8.00%, due 3/01/31	450
30		8.00%, due 4/01/08	32
47		8.00%, due 4/01/20	50
28		8.00%, due 4/01/30	31
16		8.00%, due 5/01/31	17
19		8.00%, due 7/01/30	21

PRINCIPAL AMOUNT (000’s)		Value (000’s)

Government National Mortgage Association (GNMA)—2.8%
$ 14	6.00%, due 4/15/14	$15
68	6.00%, due 8/15/13	72
97	7.00%, due 4/15/28	103
71	7.00%, due 8/15/28	76
30	7.75%, due 11/15/29	32

TOTAL MORTGAGE BACKED SECURITIES (cost $4,028)		4,177

U.S. GOVERNMENT OBLIGATIONS—21.3%

U.S. Treasury Notes—21.3%
65	4.875%, due 2/15/12	71
820	6.00%, due 8/15/09	953
650	6.50%, due 11/15/26	791
130	9.25%, due 2/15/16	193
200	U.S. Treasury Inflation Index Note 3.50%, due 1/15/11	229

TOTAL U.S. GOVERNMENT OBLIGATIONS (cost $2,134)		2,237

MUNICIPAL BONDS—1.0%

Electric Utilities—1.0%
105	California State Department of Water Resources Supply Revenue 4.33%, due 5/01/06	107

TOTAL MUNICIPAL BONDS (cost $105)		107

CASH EQUIVALENTS—0.9%

Investment Companies
100	AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	100

TOTAL CASH EQUIVALENTS (cost $100)		100

TOTAL INVESTMENTS (cost $10,087)—99.3%		10,444

Other Assets, less Liabilities		80

NET ASSETS		$10,524

#	Securities are exempt from registration and restricted as to resale only to dealers, or through a dealer to a “qualified institutional buyer”. The total cost of such securities is $281,000 and the total value is $302,000 or 2.9% of net assets.

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Manager

SAFECO California Tax-Free Income Fund

December 31, 2002

Stephen C. Bauer

How did the fund perform?

The SAFECO California Tax-Free Income Fund beat the average California tax-exempt fund as compiled by Lipper, Inc. by nearly 1% for the year ended December 31, 2002. The Fund also outperformed against the Lipper averages for the five and ten year time periods.

What factors impacted the fund’s performance?

Continued weakness in the equity market added strength to the municipal bond market, where 5% yields looked better than the negative yields posted by the major stock market indices for much of the year.

The good results for the California Tax-Free Income Fund were a result of staying fully invested, even during the tough patches like October. Fourth quarter the Fund posted a negative return, based on a very sharp increase in yields which occurred in October.

By the fourth quarter, rising rates had the biggest impact on all long-term bond funds, causing negative returns in most cases. California bonds were particularly hard hit as a mammoth supply of new issues came to market. The long-awaited financing to fund the deficit resulting from the power crisis of 2001 finally arrived. With the issuance of $7 billion in early November, the entire California market was forced to readjust, and the result was much poorer performance for California municipal bond funds. For the quarter the average California fund declined 0.93% compared to a decline of 0.38% for general market municipal funds. For the year the comparison was similar: a gain of 7.81% for California vs. a gain of 8.36% for general market municipal funds.

What changes did you make to the fund and why?

Early in the year, I increased the yield of the Fund by selling insured hospital bonds and investing in a high-yielding new issue for the California State University Fresno Association. Later in 2002, the Fund purchased for cash Livermore school bonds and Sacramento Municipal Utility District electric revenue bonds at yields of 5.04%.

There were few transactions for the fourth quarter, but I continued to sell slight discount bonds with minimal chance for further appreciation. The main new purchase was the California Power bond.

SAFECO MUTUAL FUNDS	1-800-528-6501

Report From the Fund Manager

SAFECO California Tax-Free Income Fund

December 31, 2002

What is your outlook for the future?

Once again the pundits are predicting rising interest rates during 2003. While it is certainly possible, the magnitude and timing are impossible to predict. I intend to stick with the fully invested philosophy which has worked well for the Fund for many years. I will stay focused on values and relationships in the market and only do those trades which can enhance total return.

Stephen C. Bauer, MBA

Stephen C. Bauer is president of SAFECO Asset Management Company, as well as vice president and treasurer of SAFECO’s property and casualty insurance companies. Bauer began his career with SAFECO Insurance Cos. as a securities analyst in 1971. In 1975, he became a portfolio manager, and was named a vice president of SAFECO Insurance Cos. in 1979. He was promoted to assistant treasurer of SAFECO Corp. in 1984, and was named to his present position in 1995.

Performance Overview & Highlights

SAFECO California Tax-Free Income Fund

	With Sales Charge			Without Sales Charge
Average Annual Total Return for the periods ended December 31, 2002	1 Year	5 Year	10 Year	1 Year	5 Year	10 Year

SAFECO California Tax-Free Income Fund
Class A	3.47%	4.02%	6.07%	8.31%	4.99%	6.56%
Class B	2.47%	3.89%	6.13%	7.47%	4.22%	6.13%
Lehman Brothers Long Municipal Bond Index	N/A	N/A	N/A	10.43%	6.10%	7.24%
Lipper, Inc. (California Municipal Bond Funds)	N/A	N/A	N/A	7.81%	4.90%	6.17%

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Current Yield (30-day) Class A	3.87%
Current Yield (30-day) Class B	3.45%
Weighted Average Maturity	25.78 years

TOP FIVE TYPE OF BONDS	Percent of Net Assets

Utilities (Water)	17%
Hospital	14
Local General Obligation (Unlimited Tax)	11
Lease Rental	10
University Revenue	10

TOP FIVE HOLDINGS	Percent of Net Assets

State of California General Obligation Bonds	5.5%
Alameda Corridor Transportation Authority	5.3
Revenue
Sacramento City Unified School District General	5.2
Obligation
California Health Facilities Financing Authority Health Facility	5.1
Revenue (Cedars Sinai Medical Center)
Duarte California Certificates of Participation	4.9
(City of Hope Medical Center)

CREDIT RATING DISTRIBUTION

AS A PERCENT OF NET ASSETS

Portfolio of Investments

SAFECO California Tax-Free Income Fund

As of December 31, 2002

PRINCIPAL AMOUNT (000’s)		Value (000’s)

MUNICIPAL BONDS*—99.4%

$5,000	Alameda Corridor Transportation Authority Revenue 4.75%, due 10/01/25 [MBIA]	$5,000
4,500	California Educational Facilities Authority Revenue (Institute of Technology) 4.50%, due 10/01/27	4,357
4,500	California Health Facilities Financing Authority Health Facility Revenue (Cedars Sinai Medical Center) 6.25%, due 12/01/34	4,818
2,990	California State Department of Water Resources Power Supply Revenue 5.25%, due 5/01/20	3,087
3,000	California State University Fresno Association Revenue 6.00%, due 7/01/26	3,032
2,000	California State University Fresno Association Revenue 6.00%, due 7/01/31	2,026
2,645	Capistrano Beach Water District Wastewater Enterprise Capital 4.75%, due 12/01/28 [MBIA]	2,642
1,475	Capistrano Beach Water District Wastewater Enterprise Capital 4.75%, due 12/01/28 [MBIA]	1,473
4,000	Central California Joint Powers Health Finance Authority 6.00%, due 2/01/30	4,077
3,000	Chino Valley Unified School District (Series A) 5.00%, due 8/01/26 [FSA]	3,063
20	Concord Redevelopment Agency Tax Allocation Central Concord Redevelopment Project 8.00%, due 7/01/18 [BIG]	21
4,000	Contra Costa CA Water District Water Revenue 4.50%, due 10/01/27 [FSA]	3,844
1,000	Cucamonga California County Water District 5.128%, due 9/01/31 [FGIC]	1,025
5,000	Duarte California Certificates of Participation City of Hope Medical Center 5.25%, due 4/01/31	4,680
1,000	East Bay Municipal Utility District Water System Revenue 4.75%, due 6/01/34 [MBIA]	986
2,100	Fresno Joint Powers Financing Authority Lease Revenue Exhibition Hall Expansion Project 4.75%, due 9/01/28 [AMBAC]	2,097

PRINCIPAL AMOUNT (000’s)			Value (000’s)

$1,105		Livermore Valley California Joint Unified School District 5.00%, due 8/01/27 [MBIA]	$1,125
1,200	†	Los Angeles Convention and Exhibition Center Authority Certificates of Participation 9.00%, due 12/01/20 (Prerefunded 12/01/05 @ 100)	1,455
3,000		Los Angeles County California Certificates of Participation (Disney Parking Refund Project) 4.75%, due 3/01/23 [AMBAC]	3,011
2,450		Los Angeles Department of Water and Power Waterworks Revenue 4.25%, due 10/15/34 [MBIA]	2,210
3,585		Metropolitan Water District of Southern California Waterworks Revenue 5.00%, due 7/01/37	3,605
4,570		Redding Joint Powers Financing Authority Solid Waste and Corporation Yard Revenue 5.00%, due 1/01/23	4,496
330	†	Redding Joint Powers Financing Authority Solid Waste and Corporation Yard Revenue 5.00%, due 1/01/23 (Prerefunded 1/01/04 @ 102)	349
2,000		Sacramento City Financing Authority Revenue 5.00%, due 12/01/32 [AMBAC]	2,028
5,000		Sacramento City Unified School District General Obligation 4.75%, due 7/01/29 [FGIC]	4,986
2,000		Sacramento Municipal Utility District Electric Revenue Series Q 5.00%, due 8/15/28 [FSA]	2,036
2,500		San Bernardino County Certificates of Participation (Medical Center Financing Project) 5.50%, due 8/01/24	2,520
1,000		San Francisco City and County Public Utilities Commission Water Revenue 5.00%, due 11/01/31 [FSA]	1,014
5,000		San Joaquin Hills Transportation Corridor Agency Senior Lien Toll Road Revenue 5.00%, due 1/01/33	4,501
2,600		San Jose Airport Revenue 5.00%, due 3/01/31 [FGIC]	2,635
1,000		San Jose Libraries and Parks Project General Obligation 5.125%, due 9/01/31	1,024

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

SAFECO California Tax-Free Income Fund

As of December 31, 2002

PRINCIPAL AMOUNT (000’s)		Value (000’s)

$3,000	San Jose Redevelopment Agency (Merged Area Redevelopment Project Tax Allocation) 4.75%, due 8/01/22	$2,951
1,335	Southern California Public Power Authority Power Project Revenue (Multiple Projects) 5.50%, due 7/01/20	1,340
5,500	State of California General Obligation Bonds 4.75%, due 4/01/29	5,186
1,750	West Kern County Water District Certificates of Participation 5.625%, due 6/01/31	1,794

TOTAL MUNICIPAL BONDS (cost $87,702)		94,494

CASH EQUIVALENTS—0.00%
15	SEI Tax Exempt Institutional Tax-Free Portfolio	15

TOTAL CASH EQUIVALENTS (cost $15)		15

TOTAL INVESTMENTS ($87,717)—99.4%		94,509

Other Assets, less Liabilities		531

NET ASSETS		$95,040

†	Prerefunded bonds are collateralized by securities (generally U.S. Treasury securities) held in an irrevocable trust in an amount sufficient to pay interest and principal.
*	The provider of the guarantee of timely payment of both principal and interest is identified in the brackets at the end of each bond description. The guarantors applicable to this portfolio and the percentage of the portfolio they guarantee at the period end are as follows:

Municipal Bond Investors Assurance Corp. [MBIA]	14.2%
Financial Guaranty Insurance Corp. [FGIC]	9.1
AMBAC Indemnity Corp. [AMBAC]	7.6
Financial Security Assurance, Inc. [FSA]	10.5

41.4%

SAFECO MUTUAL FUNDS	www.safecofunds.com

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Manager

SAFECO Municipal Bond Fund

December 31, 2002

Stephen C. Bauer

How did the fund perform?

The SAFECO Municipal Bond Fund’s one year return for the year ending December 31, 2002 was one of the best in recent years, thought it underperformed its benchmark, the Lehman Brothers Long Municipal Bond Index. In spite of a negative return in the fourth quarter, the Fund outperformed its index and the peer group average of 287 comparable municipal bond funds as compiled by Lipper, Inc.

What factors impacted the fund’s performance?

Mid-year 2002, a municipal bond (muni) market rally started with muni yields at the high end of the range at 5.45%. As equity markets swooned, the U.S. Treasury market took off and by the fall, the long bond and tax-exempt bond market were significantly lower in yield. Part of the reason for the underperformance of the muni market was the high volume of new issues this year—a new record.

Near yearend, the biggest impact was the sharp rise in yields during October. Although the market strengthened during December, it was too little too late and the result was negative returns for the fourth quarter. Over the longer term, yields have continued to fall, resulting in high total return figures for most long-term bond funds, and especially for the Muni Bond Fund, which stays fully invested in long bonds at all times. Not changing direction during periods like October is particularly important. Trying to sell bonds into a vacuum and replace them in a rally would have dire consequences for overall performance.

What changes did you make to the fund and why?

More recently in 2002, the primary theme was to sell bonds with 4.75% coupons as they approached par and replace them with attractively priced new issues. The 4.75% bonds had been purchased in previous years at substantial discounts because of the value of their additional call protection. As these bonds appreciated to prices in the high 90s, their value diminished in my opinion. Because of strong retail demand for this type of bond, I was able to sell them at attractive prices.

During this fairly active trading year, I also took advantage of attractively priced new issues and continued to swap out of high-priced bonds. Moves earlier in the year to sell helped increase call protection and increase yield.

Report From the Fund Manager

SAFECO Municipal Bond Fund

December 31, 2002

What is your outlook for the future?

Once again the pundits are predicting rising interest rates during 2003. While it is certainly possible, the magnitude and timing are impossible to predict. I intend to stick with the fully invested philosophy which has worked well for the Fund for many years. I will stay focused on values and relationships in the market and only do those trades which can enhance total return.

Steve C. Bauer, MBA

Stephen C. Bauer is president of SAFECO Asset Management Company, as well as vice president and treasurer of SAFECO’s property and casualty insurance companies. Bauer began his career with SAFECO Insurance Cos. as a securities analyst in 1971. In 1975, he became a portfolio manager, and was named a vice president of SAFECO Insurance Cos. in 1979. He was promoted to assistant treasurer of SAFECO Corp. in 1984, and was named to his present position in 1995.

SAFECO MUTUAL FUNDS	1-800-528-6501

Performance Overview & Highlights

SAFECO Municipal Bond Fund

	With Sales Charge			Without Sales Charge
Average Annual Total Return for the periods ended December 31, 2002	1 Year	5 Year	10 Year	1 Year	5 Year	10 Year

SAFECO Municipal Bond Fund
Class A	5.03%	4.40%	5.88%	9.99%	5.36%	6.36%
Class B	4.07%	4.27%	5.91%	9.07%	4.61%	5.91%
Lehman Brothers Long Municipal Bond Index	N/A	N/A	N/A	10.43%	6.10%	7.24%
Lipper, Inc. (General Municipal Bond Funds)	N/A	N/A	N/A	8.36%	4.63%	5.81%

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

\

Current Yield (30-day) Class A	3.87%
Current Yield (30-day) Class B	3.24%
Weighted Average Maturity	24.05 years

TOP FIVE HOLDINGS	Percent of Net Assets

San Joaquin Hills Transportation Corridor Agency Senior Lien Toll Road Revenue	3.9%
Massachusetts State Housing Finance Agency (Series B)	3.5
Port of Seattle Revenue (Series A)	3.5
Indiana State Development Finance Authority Environmental Revenue	3.5
Illinois Educational Facilities Authority Adjustable Demand Revenue (University of Chicago)	3.2

TOP FIVE STATES	Percent of Net Assets

Texas	11%
Illinois	10
Washington	9
California	9
New York	8

CREDIT RATING DISTRIBUTION

AS A PERCENT OF NET ASSETS

Portfolio of Investments

SAFECO Municipal Bond Fund

As of December 31, 2002

PRINCIPAL AMOUNT (000’s)			Value (000’s)

MUNICIPAL BONDS*—96.2%

Alabama—0.6%
$ 3,855		Jefferson County Sewer Revenue 4.75%, due 2/01/38 [FGIC]	$3,716

Alaska—0.8%
5,000		Alaska Housing Finance Corp. 5.00%, due 12/01/39	4,864

Arizona—2.2%
7,800		Phoenix Civic Improvement Corp. Wastewater System Lease Revenue 4.75%, due 7/01/23	7,815
5,000		Scottsdale Industrial Development Authority Hospital Revenue 5.80%, due 12/01/31	5,055

California—9.0%
3,550	†	Northern California Power Agency Geothermal Project Revenue 5.00%, due 7/01/09 (Prerefunded 7/01/08 @ 100)	3,969
11,995		Pittsburg Redevelopment Agency Los Medanos Community Development Project Tax Allocation 5.80%, due 8/01/34 [FSA]	13,290
1,865		Redding Joint Powers Financing Authority Solid Waste and Corporation Yard Revenue 5.00%, due 1/01/23	1,835
135	†	Redding Joint Powers Financing Authority Solid Waste and Corporation Yard Revenue 5.00%, due 1/01/23 (Prerefunded 1/01/04 @ 102)	143
7,010		San Joaquin County Public Facilities Financing Corp. Certificates of Participation Capital Facilities Project 4.75%, due 11/15/19 [MBIA]	7,071
25,000		San Joaquin Hills Transportation Corridor Agency Senior Lien Toll Road Revenue 5.00%, due 1/01/33	22,502
3,165		Southern California Public Power Authority Power Project Revenue (Multiple Projects) 5.50%, due 7/01/20	3,177

Colorado—3.1%
13,000		Colorado Springs Hospital Revenue 6.375%, due 12/15/30	13,659
4,000		University of Colorado Hospital Authority Revenue 5.60%, due 11/15/31	4,029

PRINCIPAL AMOUNT (000’s)			Value (000’s)

Florida—3.2%
$ 8,000		Escambia County Health Facilities Authority Revenue (Ascension Health Credit Group) 5.25%, due 11/15/32	$7,896
2,750		Mid-Bay Bridge Authority Revenue 6.05%, due 10/01/22	2,912
7,500		Tallahassee Florida Health Facilities Revenue (Tallahassee Memorial Healthcare, Inc.) 6.375%, due 12/01/30	7,609

Georgia—1.2%
6,750	†	Atlanta Water and Sewage Revenue 4.50%, due 1/01/18 (Prerefunded 1/01/04 @ 100)	6,971

Illinois—9.9%
9,000		Chicago General Obligation 5.50%, due 1/01/35 [FGIC]	9,451
2,000		Chicago Illinois Sales Tax Revenue 5.375%, due 1/01/27 [FGIC]	2,075
17,500	†	Illinois Educational Facilities Authority Adjustable Demand Revenue (University of Chicago) 5.70%, due 12/01/25 (Prerefunded 12/01/03 @ 102)	18,567
10,000		Illinois Educational Facilities Authority Student Housing Revenue 6.25%, due 5/01/30	10,025
10,000		Metropolitan Pier and Exposition Authority Dedicated State Tax McCormick Place Expansion Project 5.25%, due 6/15/42 [MBIA]	10,337
5,000	†	Metropolitan Pier and Exposition Authority McCormick Place Convention Complex Hospitality Facilities Revenue 7.00%, due 7/01/26 (Escrowed to Maturity)	6,643

Indiana—5.2%
185		Beech Grove Economic Development Revenue (Westvaco Corp.) 8.75%, due 7/01/10	186
20,550		Indiana State Development Finance Authority Environmental Revenue 5.60%, due 12/01/32	19,888
350		Indianapolis Gas Utility Revenue 5.375%, due 6/01/21 [FGIC]	358
6,450	†	Indianapolis Gas Utility System Revenue 4.00%, due 6/01/11 [FGIC] (Escrowed to Maturity)	6,755

SAFECO MUTUAL FUNDS	www.safecofunds.com

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

SAFECO Municipal Bond Fund

As of December 31, 2002

PRINCIPAL AMOUNT (000’s)			Value (000’s)

Indiana—(continued)
$ 2,500		St. Joseph County Hospital Health System Revenue 4.50%, due 8/15/18 [MBIA]	$2,503

Iowa—0.0%
250		Marshalltown Pollution Control Revenue (Iowa Electric Light and Power Co. Project) 5.50%, due 11/01/23 [MBIA]	259

Kansas—0.5%
3,000		Kansas Turnpike Authority Revenue 4.75%, due 9/01/27 [FSA]	2,970

Kentucky—0.4%
2,000		Kentucky Economic Development Finance Authority Health System Revenue (Norton Healthcare, Inc.) Series A 6.625%, due 10/01/28	2,066

Maryland—2.6%
3,400	†	Baltimore Project and Revenue Prerefunded (Water Projects) 5.00%, due 7/01/24 [FGIC] (Escrow to Maturity)	3,523
1,725		Baltimore Project and Revenue Unrefunded (Water Projects) 5.00%, due 7/01/24 [FGIC]	1,814
5,000		Maryland Health and Higher Educational Facilities Authority Revenue (University of Maryland Medical System) 4.75%, due 7/01/23 [FGIC]	5,000
4,000		Maryland Health and Higher Educational Facilities Authority Revenue (University of Maryland Medical System) 6.75%, due 7/01/30	4,413

Massachusetts—5.6%
6,250		Massachusetts Bay Transportation Authority System Revenue 4.50%, due 3/01/26 [MBIA]	5,931
5,740		Massachusetts Housing Finance Agency Housing Revenue 6.20%, due 7/01/38 [AMBAC]	6,002
20,000		Massachusetts State Housing Finance Agency (Series B) 5.40%, due 12/01/28 [MBIA]	20,337

Michigan—1.6%
4,250		Detroit Water Supply System Revenue 4.75%, due 7/01/19 [FGIC]	4,295

PRINCIPAL AMOUNT (000’s)			Value (000’s)

Michigan—(continued)
$5,000		Michigan Hospital Finance Authority Revenue (Ascension Health Credit Group) 5.25%, due 11/15/26	$4,947

Minnesota—0.9%
5,000		Minneapolis Health Care System Revenue (Allina Health) 5.75%, due 11/15/32	5,058

Mississippi—1.4%
8,000		Harrison County Wastewater Management and Solid Waste Revenue 4.75%, due 2/01/27 [FGIC]	7,956

Missouri—0.9%
4,000		Missouri Health and Education Facilities Authority Educational Facilities Revenue 4.75%, due 11/15/37	3,895
1,000		Missouri State Health and Education Facilities Authority Revenue (SSM Healthcare) 5.25%, due 6/01/28 [AMBAC]	1,032

New Jersey—0.0%
305	†	New Jersey Turnpike Authority Revenue 10.375%, due 1/01/03 (Escrowed to Maturity)	305

New Mexico—0.4%
2,195		Farmington Collateralized Pollution Control Revenue (Tucson Gas and Electric Co.) 6.10%, due 1/01/08	2,237

New York—7.6%
900		Long Island Power Authority Electric System Revenue 5.125%, due 12/01/22 [FSA]	935
3,820		Metropolitan Transportation Authority New York Dedicated Tax Fund 4.75%, due 4/01/28 [FGIC]	4,184
5,500		New York Dormitory Authority State University Educational Facilities Revenue 5.25%, due 5/15/15	6,118
2,975		New York Dormitory Authority State University Educational Facilities Revenue 7.50%, due 5/15/11	3,686
1,425	†	New York Dormitory Authority State University Educational Facilities Revenue 7.50%, due 5/15/11 (Prerefunded Various Dates/Prices)	1,801

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

SAFECO Municipal Bond Fund

As of December 31, 2002

PRINCIPAL AMOUNT (000’s)		Value (000’s)

New York—(continued)
$ 5,250	New York Dormitory Authority State University Educational Facilities Revenue 7.50%, due 5/15/13	$6,836
11,800	Port Authority New York & New Jersey Consolidated Revenue 4.375%, due 10/01/33 [FGIC]	11,109
6,000	Triborough Bridge and Tunnel Authority Revenue 5.00%, due 11/15/32	6,043
2,825	Triborough Bridge and Tunnel Authority Revenue 5.125%, due 11/15/29	2,873

North Carolina—2.2%
12,000	North Carolina Eastern Municipal Power Agency Power System Revenue 6.00%, due 1/01/22	12,863

North Dakota—0.6%
3,000	Grand Forks North Dakota Health Care System Revenue (Altru Health System) 7.125%, due 8/15/24	3,261

Oklahoma—1.2%
5,590	McGee Creek Authority Water Revenue 6.00%, due 1/01/23 [MBIA]	6,672

Pennsylvania—1.8%
5,000	Pennsylvania State Higher Educational Facilities Authority Revenue (UPMC Health System) 6.00%, due 1/15/31	5,160
5,000	Southeastern Pennsylvania Transportation Authority (Series A) 4.75%, due 3/01/29 [FGIC]	4,964

South Carolina—4.9%
190	Charleston County Pollution Control Facilities Revenue 5.90%, due 8/01/03	190
5,500	Pickens and Richland Counties Hospital Facilities Revenue 5.75%, due 8/01/21 [AMBAC]	5,511
15,000	Piedmont Municipal Power Agency South Carolina Electric Revenue 5.25%, due 1/01/21	14,606
7,500	South Carolina Jobs—Economic Development Authority Hospital Facilities Revenue (Palmetto Health Alliance) 7.375%, due 12/15/21	8,179

PRINCIPAL AMOUNT (000’s)			Value (000’s)

Tennessee—1.3%
$ 7,000		Greenville County Building Equity General Obligation 5.50%, due 12/01/28	$7,283

Texas—11.4%
5,750		Austin Combined Utility Revenue 4.25%, due 5/15/28 [MBIA]	5,227
10,000		Austin Combined Utility System Revenue 12.50%, due 11/15/07 [MBIA]	14,308
3,000		Houston Independent School District General Obligation 4.75%, due 2/15/22 [PSF]	2,985
14,300		Hurst-Euless-Bedford Texas Independent School District General Obligation Unlimited Tax Refund 4.50%, due 8/15/25 [PSF]	13,449
10	†	Lower Colorado River Authority Junior Lien Revenue 5.625%, due 1/01/17 [FSA] (Prerefunded 1/01/15 @ 100)	12
5,350		North East Texas School District General Obligation 4.50%, due 10/01/28 [PSF]	4,980
5,000		Northside Texas Independent School District 5.00%, due 8/01/27 [PSF]	5,028
4,500		San Antonio Electric & Gas Revenue 4.50%, due 2/01/21	4,369
15,000		Texas Turnpike Authority Central Texas System Revenue 5.00%, due 8/15/42 [AMBAC]	15,049

Utah—1.0%
5,635		Weber County Utah Hospital Revenue (IHC Health Services) 5.00%, due 8/15/30 [AMBAC]	5,655

Virginia—2.2%
2,500		Loudoun County Sanitation Authority Water and Sewer Revenue 4.75%, due 1/01/30 [MBIA]	2,478
7,000		Virginia Housing Development Authority 4.95%, due 1/01/43	6,729
3,500		Virginia Public School Authority 5.00%, due 8/01/20	3,617

Washington—9.4%
700		CDP-King County III Lease Revenue (King Street Center Project) 5.25%, due 6/01/26 [MBIA]	719

SAFECO MUTUAL FUNDS	1-800-528-6501

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

SAFECO Municipal Bond Fund

As of December 31, 2002

PRINCIPAL AMOUNT (000’s)			Value (000’s)

Washington—(continued)
$ 5,055		Douglas County Public Utility District #1 Wells Hydroelectric Revenue 8.75%, due 9/01/18	$6,354
2,200	†	Douglas County Public Utility District #1 Wells Hydroelectric Revenue 8.75%, due 9/01/18 (Prerefunded 9/01/06 @ 106)	2,858
2,500		King County Housing Authority Pooled Housing Revenue 6.80%, due 3/01/26	2,611
2,255		King County Public Hospital District #1 Hospital Facilities Revenue (Valley Medical Center) 5.50%, due 9/01/17 [AMBAC]	2,262
2,800		Lewis County Public Utility District #1 Cowlitz Falls Hydroelectric Project Revenue 6.00%, due 10/01/24	2,809
20,000		Port of Seattle Revenue (Series A) 5.00%, due 4/01/31 [FGIC]	20,128
3,122		Seattle Housing Authority Low Income Housing Revenue (Mt. Zion Project) 6.60%, due 8/20/38	3,422
530		Snohomish County Public Utility District #1 Electric Revenue 5.50%, due 1/01/20 [FGIC]	530
6,290		Vancouver Washington Housing Authority Revenue (Springbrook Square) 5.65%, due 3/01/31	5,595
7,000		Washington State General Obligation 4.50%, due 7/01/23 [FSA]	6,649
250		Yakima-Tieton Irrigation District Revenue 6.20%, due 6/01/19 [FSA]	260

West Virginia—3.1%
2,945		West Virginia State Hospital Finance Authority (Charleston Area Medical Center) 6.75%, due 9/01/30	3,161
12,055	†	West Virginia State Hospital Finance Authority (Charleston Area Medical Center) 6.75%, due 9/01/30 (Prerefunded 9/01/10 @ 101)	14,812

TOTAL MUNICIPAL BONDS (cost $494,385)			553,671

PRINCIPAL AMOUNT (000’s)		Value (000’s)

CASH EQUIVALENTS—3.3%

$19,087	Federated Tax-Exempt Money Market Fund, Inc.	19,087

TOTAL CASH EQUIVALENTS (cost $19,087)		19,087

TOTAL INVESTMENTS (cost $513,472)—99.5%		572,758

Other Assets, less Liabilities		3,007

NET ASSETS		$575,765

†	Prerefunded bonds are collateralized by securities (generally U.S. Treasury securities) held in an irrevocable trust in an amount sufficient to pay interest and principal.
*	The provider of the guarantee of timely payment of both principal and interest is identified in the brackets at the end of each bond description. The guarantors applicable to this portfolio and the percentage of the portfolio they guarantee at the period end are as follows:

AMBAC Indemnity Corp. [AMBAC]	5.2%
Financial Guaranty Insurance Corp. [FGIC]	15.0
Financial Security Assurance, Inc. [FSA]	4.2
Municipal Bond Investors Assurance Corp. [MBIA]	13.2
Texas Permanent School Fund [PSF]	4.6

42.2%

SEE NOTES TO FINANCIAL STATEMENTS

Report From the Fund Manager

SAFECO Money Market Fund

December 31, 2002

Lesley Fox

How did the fund perform?

According to Lipper, Inc., the returns of the SAFECO Money Market Fund were above the average of other taxable money market funds for the year ended December 31, 2002.

The 12-month return on the Fund was lower than the 2.4% year-over-year increase in the Consumer Price Index (CPI) as of the end of December, 2002.

The Fund has also performed well over the long term. Cumulatively, the Fund’s five-year returns have outperformed its peer group.

What factors impacted performance?

The Fed surprised the market with a larger-than-expected 0.50% ease on November 6 to 1.25% but indicated the likelihood that they are finished easing for now. At the end of 2002, the money market yield curve, a graphical depiction of rates ranging from one day to 12 months, was nearly flat. A flat yield curve generally indicates little expectation of change in interest rates. The main reason the Fund performed well is that the Fund holds securities purchased many months ago at much higher rates than currently available. Some of these holdings yield over 3.00%.

Another reason the Fund performed well was the large allocation of floating rate notes, 32% of the Fund. In the flat yield curve environment, floating rate notes pay higher rates than Commercial Paper, which, because of reduced supply, continue to be the lowest-yielding asset class available in the prime money markets. Because of liquidity concerns, many corporations have “termed-out” their debt, issuing long-term notes to pay down Commercial Paper.

What changes did you make and why?

I didn’t make any major strategy changes to the Fund in the fourth quarter. I continued to keep a low allocation of Commercial Paper and a high allocation of floating rate notes in the Fund. At yearend, the average maturity of the Fund was 54 days, slightly longer than its peer group, although the Fund was as long as 66 days during the fourth quarter.

My long-term strategy is to purchase one-year paper when the yields are attractive or when I need to lengthen the maturity of the Fund, although I found little opportunity to execute that strategy in the fourth quarter. With the remaining available cash, I search for the best short-term yield opportunities in floating or fixed rate securities. As always, credit risk in the Fund is managed very conservatively.

SAFECO MUTUAL FUNDS	www.safecofunds.com

Report From the Fund Manager

SAFECO Money Market Fund

December 31, 2002

What is your outlook for the future?

I think the economy will be sluggish in 2003 but predict little chance of a double-dip recession. Fed Funds futures show a chance of a small rise in the Fed Funds rate by the end of 2003, but I would not be surprised to see the rate stay at 1.25% all year. The flat yield curve is a difficult environment in which to try to add value in money markets, but the Fund is well-positioned in higher yielding money market products that should continue to perform well relative to other money market funds.

Lesley Fox, MBA

Lesley Fox is an Assistant Vice President of SAFECO Asset Management Company. Ms. Fox joined SAFECO Asset Management Company in April 2000 as a portfolio manager. She spent the previous five years managing $3.5 billion in short-term funds for King County, WA. Ms. Fox earned her MBA in Finance at George Washington University and began her investment career at the Student Loan Marketing Association (SALLIE MAE) in 1989.

Performance Overview & Highlights

SAFECO Money Market Fund

Average Annual Total Return for the periods ended December 31, 2002	1 Year	5 Year	10 Year

SAFECO Money Market Fund
Class A	1.28%	4.09%	4.15%
Class B	1.28%	4.06%	4.13%
Class C	1.28%	4.05%	4.13%
Lipper, Inc. (Money Market Funds)	1.00%	3.91%	4.18%

Performance does not reflect the deduction for taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Weighted Average Maturity	54 Days	7 Day Yield Class A	0.89%
		7 Day Yield Class B	0.90%
		7 Day Yield Class C	0.90%

Portfolio of Investments

As of December 31, 2002

PRINCIPAL AMOUNT (000’s)		Value (000’s)

COMMERCIAL PAPER—23.7%

Asset Backed—15.6%
$18,300	Ciesco, LP 1.34%, due 2/03/03	$18,278
11,000	Corporate Asset Funding Co. 1.33%, due 1/22/03	10,992
7,000	Corporate Asset Funding Co. 1.34%, due 1/03/03	7,000
7,000	Corporate Receivables Corp. 1.35%, due 1/16/03	6,996
10,000	Moat Fundings LLC 1.37%, due 1/14/03	9,996
2,767	Receivables Capital Corp. 1.36%, due 1/13/03	2,766

Consumer Finance—8.1%
13,100	Cooperative Association of Tractor Dealers 1.40%, due 1/13/03	13,094
3,700	Cooperative Association of Tractor Dealers 1.40%, due 1/23/03	3,697
1,400	Cooperative Association of Tractor Dealers 1.42%, due 1/17/03	1,399
11,000	General Electric Capital Corp. 1.77%, due 1/07/03	10,997

TOTAL COMMERCIAL PAPER (cost $85,215)		85,215

PRINCIPAL AMOUNT (000’s)			Value (000’s)

CORPORATE BONDS—54.8%

Asset Backed—6.9%
$10,000	#	CC USA, Inc. (144A) 2.955%, due 4/16/03 (acquired 3/15/02)	$10,000
15,000	#	Dorada Finance, Inc. (144A) 1.337%, due 5/21/03 (acquired 5/16/02)	15,000

Banks—9.5%
4,550		Associates Corp. of North America 5.75%, due 11/01/03	4,702
3,700		Banc One Corp. 8.74%, due 9/15/03	3,884
2,000		Continental Bank 7.875%, due 2/01/03	2,009
2,775		First Bank National Association 6.00%, due 10/15/03	2,866
1,000		First Chicago Corp. 7.625%, due 1/15/03	1,002
4,055		First USA Bank 7.65%, due 8/01/03	4,188
260		Mellon Bank 6.75%, due 6/01/03	265
1,150		Mellon Funding Corp. 6.875%, due 3/01/03	1,159
9,500		Nationsbank Corp. 6.50%, due 8/15/03	9,777
4,125		Wells Fargo Financial, Inc. 7.25%, due 7/14/03	4,251

SAFECO MUTUAL FUNDS	1-800-528-6501

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

SAFECO Money Market Fund

As of December 31, 2002

PRINCIPAL AMOUNT (000’s)			Value (000’s)

Brewers—1.0%
$3,510		New Belgium Brewery Co. 1.55%, due 7/01/15 Put Date 1/02/03	$3,510

Consumer Finance—6.2%
4,430		Countrywide Funding Corp. 6.69%, due 7/14/03	4,525
350		Countrywide Home Loans, Inc. 2.17%, due 5/22/03	350
2,000		Countrywide Home Loans, Inc. 4.56%, due 12/10/03	2,000
11,300		Countrywide Home Loans, Inc. 5.25%, due 5/22/03	11,429
1,200		General Electric Capital Corp. 6.81%, due 5/30/03	1,226
2,750	#	Prudential Funding, LLC (144A) 5.97%, due 3/17/03 (acquired 10/23/02)	2,771

Diversified Financial Services—20.9%
8,000	#	Goldman Sachs Group, Inc. (144A) 1.00%, due 1/13/04 Put Date 1/15/03	8,000
7,500	#	Goldman Sachs Group, Inc. (144A) 7.875%, due 1/15/03 (acquired 8/14/02)	7,516
2,600		Heller Financial, Inc. 6.40%, due 1/15/03	2,604
2,400		Heller Financial, Inc. 7.875%, due 5/15/03	2,457
6,305		Lehman Brothers Holdings, Inc. 6.25%, due 4/01/03	6,355
5,000		Lehman Brothers Holdings, Inc. 7.00%, due 5/15/03	5,077
3,075		Lehman Brothers Holdings, Inc. 7.25%, due 4/15/03	3,114
1,000		Lehman Brothers Holdings, Inc. 7.36%, due 12/15/03	1,050
10,000		Merrill Lynch & Co., Inc. 1.41375%, due 1/08/03	10,000
6,000		Merrill Lynch & Co., Inc. 1.41875%, due 4/03/03	6,000
1,144		Merrill Lynch & Co., Inc. 6.00%, due 2/12/03	1,150
14,209		Morgan Stanley Dean Witter Co. 7.125%, due 1/15/03	14,234
2,035		Morgan Stanley Dean Witter Co. 7.375%, due 4/15/03	2,067
5,490		Salomon Smith Barney Holdings, Inc. 6.25%, due 5/15/03	5,577

Electric Utilities—5.1%
17,910		Philadelphia Electric Co. 6.50%, due 5/01/03	18,196

PRINCIPAL AMOUNT (000’s)		Value (000’s)

General Merchandise Stores—2.2%
$8,000	Racetrac Capital, LLC 1.42%, due 4/01/18 Put Date 1/02/03	$8,000

Hotels—0.7%
2,710	Smuggler’s Notch Management Co. 1.55%, due 9/01/15 Put Date 1/02/03	2,710

Real Estate Management & Development—2.3%
8,200	Loft Quest, LLC 1.52%, due 6/01/27 Put Date 1/02/03	8,200

TOTAL CORPORATE BONDS (cost $197,221)		197,221

MUNICIPAL BONDS—13.5%

Diversified Commercial Services—0.6%
2,000	Wake Forest University 1.42%, due 7/01/17 Put Date 1/02/03	2,000

Health Care Distributors & Services—2.2%
8,100	New Hampshire Business Finance Authority Revenue 1.50%, due 6/01/28 Put Date 1/02/03	8,100

Homebuilding—2.6%
1,000	Breckenridge Terrace, LLC Tax Revenue 1.47%, due 5/01/39 Put Date 1/02/03	1,000
2,000	Eagle County Colorado Housing Facilities Revenue 1.47%, due 5/01/39 Put Date 1/02/03	2,000
6,433	Summer Station Apartments, LLC 1.47%, due 6/01/19 Put Date 1/02/03	6,433

Hotels—1.1%
3,885	Tenderfoot Seasonal Housing Facilities Revenue 1.47%, due 7/01/35 Put Date 1/02/03	3,885

Managed Health Care—7.0%
6,875	Maryland Health and Higher Education Facilities Authority Revenue (University of Maryland Medical System) 1.50%, due 7/01/29 Put Date 1/02/03	6,875

SEE NOTES TO FINANCIAL STATEMENTS

Portfolio of Investments

SAFECO Money Market Fund

As of December 31, 2002

PRINCIPAL AMOUNT (000’s)		Value (000’s)

Managed Health Care—(continued)
$6,490	Maryland Health and Higher Education Facilities Authority Revenue 1.50%, due 1/01/28 Put Date 1/02/03	$6,490
5,000	Presbyterian Homes & Services 1.81%, due 12/01/28 Put Date 1/02/03	5,000
6,900	Village Green Finance Co. 1.42%, due 11/01/22 Put Date 1/02/03	6,900

TOTAL MUNICIPAL BONDS (cost $48,683)		48,683

CASH EQUIVALENTS—7.3%

Investment Companies
18,023	AIM Short-Term Investments Co. Liquid Assets Money Market Portfolio (Institutional Shares)	18,023
8,084	Nations Money Market Reserves	8,084

TOTAL CASH EQUIVALENTS (cost $26,107)		26,107

TOTAL INVESTMENTS (cost $357,226)—99.3%		357,226

Other Assets, less Liabilities		2,643

NET ASSETS		$359,869

If a Put date is indicated, the Fund has a right to sell a specified underlying security at an exercise price equal to the amortized cost of the underlying security plus interest, if any, as of that date.

Securities with a maturity of more than thirteen months have variable rates and/or demand features which qualify them as short-term securities. Rates shown are those in effect on 12/31/02. These rates change periodically based on specified market rates or indices.

#	Securities are exempt from registration and restricted as to resale only to dealers, or through a dealer to a “qualified institutional buyer”. The total cost and value of such securities is $43,287,369 or 12.0% of net assets.

SAFECO MUTUAL FUNDS	www.safecofunds.com

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Assets and Liabilities

As of December 31, 2002

–(In Thousands, Except Per-Share Amounts)–	SAFECO Growth Opportunities Fund	SAFECO Equity Fund	SAFECO Dividend Income Fund

Assets
Investments, at Cost	$514,384	$630,154	$127,597

Investments, at Value:
Unaffiliated Issuers	$234,938	$685,382	$133,557
Affiliated Issuers	203,072	–	–

Total Investments at Value	438,010	685,382	133,557
Cash	–	–	–
Collateral for Securities Loaned, at Fair Value	114,201	3,460	6,274
Receivables:
Investment Securities Sold	3,841	–	–
Trust Shares Sold	706	362	608
Dividends and Interest	2	1,484	469
From Advisor	2	14	–
Other	–	33	–

Total Assets	556,762	690,735	140,908
Liabilities
Payables:
Investment Securities Purchased	–	–	–
Trust Shares Redeemed	995	3,290	370
Payable Upon Return of Securities Loaned	114,201	3,460	6,274
Forward Currency Contracts Open, Net	–	–	–
Dividends	–	143	96
Investment Advisory Fees	260	401	81
Other Accrued Expenses	240	310	72

Total Liabilities	115,696	7,604	6,893

Net Assets	$441,066	$683,131	$134,015

Investor Class:
Net Assets	$413,147	$658,585	$132,467
Trust Shares Outstanding	24,036	48,654	8,664
Net Asset Value, Offering Price, and Redemption Price Per Share	$17.19	$13.54	$15.29

Class A:
Net Assets	$19,024	$13,897	$712
Trust Shares Outstanding	1,121	1,025	46
Net Asset Value and Redemption Price Per Share	$16.97	$13.55	$15.37

Maximum Offering Price Per Share (Including Sales Charge of 5.75%)	$18.01	$14.38	$16.31

Class B:
Net Assets	$8,734	$10,520	$747
Trust Shares Outstanding	540	793	48
Net Asset Value and Offering Price Per Share	$16.16	$13.26	$15.39

Class C:
Net Assets	$161	$129	$89
Trust Shares Outstanding	10	10	6
Net Asset Value and Offering Price Per Share	$16.16	$13.28	$15.44

Analysis of Net Assets:
Paid in Capital (Par Value $.001, Unlimited Shares Authorized)	$647,121	$675,558	$133,691
Distributable Earnings	(206,055)	7,573	324

Net Assets	$441,066	$683,131	$134,015

SEE NOTES TO FINANCIAL STATEMENTS

–(In Thousands, Except Per-Share Amounts)–	SAFECO Northwest Fund	SAFECO International Stock Fund	SAFECO Balanced Fund	SAFECO Small Company Value Fund	SAFECO U.S. Value Fund	SAFECO Small Company Growth Fund	SAFECO U.S. Growth Fund

Assets
Investments, at Cost	$65,356	$19,254	$17,352	$42,013	$8,053	$4,561	$5,182

Investments, at Value:
Unaffiliated Issuers	$65,116	$19,674	$16,979	$43,987	$7,514	$4,650	$4,466
Affiliated Issuers	–	–	–	–	–	–	–

Total Investments at Value	65,116	19,674	16,979	43,987	7,514	4,650	4,466
Cash	–	324	–	–	–	–	–
Collateral for Securities Loaned, at Fair Value	4,131	–	461	2,102	661	–	–
Receivables:
Investment Securities Sold	77	–	–	76	–	–	–
Trust Shares Sold	54	30	10	191	–	3	–
Dividends and Interest	31	42	100	68	18	4	5
From Advisor	–	1	3	6	4	8	8
Other	–	14	–	–	–	–	–

Total Assets	69,409	20,085	17,553	46,430	8,197	4,665	4,479
Liabilities
Payables:
Investment Securities Purchased	–	–	–	2,611	–	2	–
Trust Shares Redeemed	233	102	202	1,077	9	4	–
Payable Upon Return of Securities Loaned	4,131	–	461	2,102	661	–	–
Forward Currency Contracts Open, Net	–	11	–	–	–	–	–
Dividends	–	69	43	4	19	–	3
Investment Advisory Fees	40	17	10	26	5	4	3
Other Accrued Expenses	53	36	22	37	17	18	20

Total Liabilities	4,457	235	738	5,857	711	28	26

Net Assets	$64,952	$19,850	$16,815	$40,573	$7,486	$4,637	$4,453

Investor Class:
Net Assets	$57,624	$18,241	$13,588	$37,733	$6,661	$2,113	$2,083
Trust Shares Outstanding	4,028	2,163	1,311	2,856	736	254	269
Net Asset Value, Offering Price, and Redemption Price Per Share	$14.31	$8.43	$10.36	$13.21	$9.05	$8.33	$7.74

Class A:
Net Assets	$3,527	$795	$1,586	$1,507	$298	$862	$811
Trust Shares Outstanding	251	95	153	116	33	104	105
Net Asset Value and Redemption Price Per Share	$14.03	$8.36	$10.40	$13.01	$9.05	$8.30	$7.73

Maximum Offering Price Per Share (Including Sales Charge of 5.75%)	$14.89	$8.87	$11.03	$13.80	$9.60	$8.81	$8.20

Class B:
Net Assets	$3,726	$736	$1,641	$1,333	$527	$839	$784
Trust Shares Outstanding	278	90	158	107	59	102	103
Net Asset Value and Offering Price Per Share	$13.41	$8.21	$10.37	$12.48	$9.00	$8.23	$7.66

Class C:
Net Assets	$75	$78	–	–	–	$823	$775
Trust Shares Outstanding	6	10				100	101
Net Asset Value and Offering Price Per Share	$13.42	$8.21				$8.23	$7.66

Analysis of Net Assets:
Paid in Capital (Par Value $.001, Unlimited Shares Authorized)	$77,468	$26,463	$18,081	$46,584	$8,784	$5,653	$5,697
Distributable Earnings	(12,516)	(6,613)	(1,266)	(6,011)	(1,298)	(1,016)	(1,244)

Net Assets	$64,952	$19,850	$16,815	$40,573	$7,486	$4,637	$4,453

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Assets and Liabilities

As of December 31, 2002

–(In Thousands, Except Per-Share Amounts)–	SAFECO High-Yield Bond Fund	SAFECO Intermediate-Term U.S. Treasury Fund	SAFECO U.S. Government Fund

Assets
Investments, at Cost	$38,190	$26,662	$53,633

Investments, at Value	$34,956	$27,921	$56,097
Collateral for Securities Loaned, at Fair Value	6,281	–	–
Receivables:
Trust Shares Sold	149	195	690
Dividends and Interest	718	394	453
Other	3	–	–
Receivable From Advisor	2	3	–

Total Assets	42,109	28,513	57,240
Liabilities
Payables:
Trust Shares Redeemed	391	418	423
Payable Upon Return of Securities Loaned	6,281	–	–
Notes Payable	–	–	–
Dividends	86	32	40
Investment Advisory Fees	20	13	26
Other Accrued Expenses	27	25	30

Total Liabilities	6,805	488	519

Net Assets	$35,304	$28,025	$56,721

Investor Class:
Net Assets	$32,647	$23,087	$55,644
Trust Shares Outstanding	6,678	2,108	5,632
Net Asset Value, Offering Price, and Redemption Price Per Share	$4.89	$10.95	$9.88

Class A:
Net Assets	$1,934	$2,799	$740
Trust Shares Outstanding	396	255	75
Net Asset Value and Redemption Price Per Share	$4.89	$10.96	$9.88

Maximum Offering Price Per Share (Including Sales Charge of 4.5%)	$5.12	$11.48	$10.35

Class B:
Net Assets	$630	$2,139	$337
Trust Shares Outstanding	129	195	34
Net Asset Value and Offering Price Per Share	$4.89	$10.97	$9.89

Class C:
Net Assets	$93	–	–
Trust Shares Outstanding	19
Net Asset Value and Offering Price Per Share	$4.90

Analysis of Net Assets:
Paid in Capital (Par Value $.001, Unlimited Shares Authorized)	$66,160	$26,904	$56,522
Distributable Earnings	(30,856)	1,121	199

Net Assets	$35,304	$28,025	$56,721

SEE NOTES TO FINANCIAL STATEMENTS

–(In Thousands, Except Per-Share Amounts)–	SAFECO Managed Bond Fund		SAFECO California Tax-Free Income Fund	SAFECO Municipal Bond Fund	SAFECO Money Market Fund

Assets
Investments, at Cost		$10,087	$87,717	$513,472	$357,226

Investments, at Value		$10,444	$94,509	$572,758	$357,226
Collateral for Securities Loaned, at Fair Value		214	–	–	–
Receivables:
Trust Shares Sold		1	90	3,231	900
Dividends and Interest		114	1,580	8,492	2,845
Other		–	–	–	–
Receivable From Advisor		4	–	–	16

Total Assets		10,777	96,179	584,481	360,987
Liabilities
Payables:
Trust Shares Redeemed		2	32	7,639	857
Payable Upon Return of Securities Loaned		214	–	–	–
Notes Payable		–	950	–	–
Dividends		15	85	762	11
Investment Advisory Fees		4	40	227	150
Other Accrued Expenses		18	32	88	100

Total Liabilities		253	1,139	8,716	1,118

Net Assets		$10,524	$95,040	$575,765	$359,869

Investor Class:
Net Assets		$8,218	$93,293	$569,484	$353,236
Trust Shares Outstanding		958	7,365	39,418	353,236
Net Asset Value, Offering Price, and Redemption Price Per Share		$8.58	$12.67	$14.45	$1.00

Class A:
Net Assets		$1,282	$636	$3,787	$5,429
Trust Shares Outstanding		149	50	262	5,429
Net Asset Value and Redemption Price Per Share		$8.57	$12.67	$14.46	$1.00

Maximum Offering Price Per Share (Including Sales Charge of 4.5%)		$8.97	$13.27	$15.14	–

Class B:
Net Assets		$1,024	$1,111	$2,494	$1,081
Trust Shares Outstanding		120	88	173	1,081
Net Asset Value and Offering Price Per Share		$8.56	$12.65	$14.42	$1.00

Class C:
Net Assets		–	–	–	$123
Trust Shares Outstanding					123
Net Asset Value and Offering Price Per Share					$1.00

Analysis of Net Assets:
Paid in Capital (Par Value $.001, Unlimited Shares Authorized)		$10,498	$87,839	$512,069	$359,869
Distributable Earnings		26	7,201	63,696	–

Net Assets		$10,524	$95,040	$575,765	$359,869

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Operations

For the Year Ended December 31, 2002

–(In Thousands)–	SAFECO Growth Opportunities Fund	SAFECO Equity Fund	SAFECO Dividend Income Fund

Investment Income
Dividends (Net of Foreign Taxes Withheld of $49 in the International Stock Fund)	$345	$14,809	$3,998
Interest	62	533	89
Income from Securities Loaned, net	579	27	10

Total Investment Income	986	15,369	4,097
Expenses
Investment Advisory	4,046	5,686	1,085
Fund Accounting and Administration	261	313	140
Transfer Agent—Investor Class	1,689	2,178	366
—Class A	129	147	3
—Class B	42	48	4
—Class C	1	–	–
Shareholder Service—Class A	58	43	2
—Class B	28	33	2
—Class C	–	–	–
Distribution —Class B	83	98	7
—Class C	1	1	1
Legal and Auditing	49	60	26
Custodian	57	69	16
Registration	39	42	35
Reports to Shareholders	222	273	36
Trustees	11	13	8
Loan Interest	31	–	–
Amortization of Offering Costs	–	–	–
Other	56	88	13

Total Expenses Before Expense Reimbursement	6,803	9,092	1,744
Expense Reimbursement From Advisor—Investor Class	(47)	–	(23)
—Class A	(79)	(147)	(2)
—Class B	(15)	(13)	(2)
—Class C	–	–	–

Total Expenses After Expense Reimbursement	6,662	8,932	1,717

Investment Income (Loss)	(5,676)	6,437	2,380
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net Realized Gain (Loss) from:
Investments in Unaffiliated Issuers	(81,175)	(17,633)	(5,448)
Investments in Affiliated Issuers	(35,475)	–	–
Net Increase from Payment by Affiliates	2,581	–	573
Foreign Currency Transactions	–	–	–

Total Net Realized Gain (Loss)	(114,069)	(17,633)	(4,875)
Net Change in Unrealized Appreciation (Depreciation)	(176,160)	(264,417)	(27,526)

Net Gain (Loss) on Investments and Foreign Currency	(290,229)	(282,050)	(32,401)

Net Change in Net Assets Resulting from Operations	$(295,905)	$(275,613)	$(30,021)

SEE NOTES TO FINANCIAL STATEMENTS

–(In Thousands)–	SAFECO Northwest Fund	SAFECO International Stock Fund	SAFECO Balanced Fund	SAFECO Small Company Value Fund	SAFECO U.S. Value Fund	SAFECO Small Company Growth Fund	SAFECO U.S. Growth Fund

Investment Income
Dividends (Net of Foreign Taxes Withheld of $49 in the International Stock Fund)	$678	$507	$249	$505	$195	$17	$48
Interest	28	1	409	48	6	6	4
Income from Securities Loaned, net	42	–	5	24	4	–	–

Total Investment Income	748	508	663	577	205	23	52
Expenses
Investment Advisory	552	224	123	271	59	54	38
Fund Accounting and Administration	71	20	16	33	8	5	4
Transfer Agent—Investor Class	219	78	40	111	15	2	2
—Class A	17	4	6	4	1	–	–
—Class B	17	4	6	5	2	–	–
—Class C	–	–	–	–	–	–	–
Shareholder Service—Class A	11	2	4	3	1	2	2
—Class B	12	2	4	3	1	2	2
—Class C	–	–	–	–	–	3	2
Distribution —Class B	34	6	13	10	4	7	7
—Class C	1	1	–	–	–	8	7
Legal and Auditing	23	20	20	20	19	22	21
Custodian	12	51	8	13	7	13	9
Registration	36	37	28	32	27	33	33
Reports to Shareholders	27	11	6	15	2	1	–
Trustees	7	7	7	7	7	7	7
Loan Interest	–	–	–	–	–	–	–
Amortization of Offering Costs	–	–	–	–	1	50	50
Other	8	17	3	7	3	2	2

Total Expenses Before Expense Reimbursement	1,047	484	284	534	157	211	186
Expense Reimbursement From Advisor—Investor Class	(99)	(143)	(52)	(92)	(50)	(47)	(45)
—Class A	(12)	(7)	(7)	(4)	(3)	(19)	(18)
—Class B	(11)	(8)	(9)	(5)	(5)	(18)	(18)
—Class C	(1)	–	–	–	–	(18)	(18)

Total Expenses After Expense Reimbursement	924	326	216	433	99	109	87

Investment Income (Loss)	(176)	182	447	144	106	(86)	(35)
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net Realized Gain (Loss) from:
Investments in Unaffiliated Issuers	(7,585)	(1,171)	(765)	1,175	(542)	(1,061)	(491)
Investments in Affiliated Issuers	–	–	–	(1,528)	–	–	–
Net Increase from Payment by Affiliates	–	–	–	–	–	–	–
Foreign Currency Transactions	–	(20)	–	–	–	–	–

Total Net Realized Gain (Loss)	(7,585)	(1,191)	(765)	(353)	(542)	(1,061)	(491)
Net Change in Unrealized Appreciation (Depreciation)	(14,516)	(3,726)	(1,330)	(1,769)	(1,324)	(569)	(1,025)

Net Gain (Loss) on Investments and Foreign Currency	(22,101)	(4,917)	(2,095)	(2,122)	(1,866)	(1,630)	(1,516)

Net Change in Net Assets Resulting from Operations	$(22,277)	$(4,735)	$(1,648)	$(1,978)	$(1,760)	$(1,716)	$(1,551)

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Operations

For the Year Ended December 31, 2002

–(In Thousands)–	SAFECO High-Yield Bond Fund	SAFECO Intermediate-Term U.S. Treasury Fund	SAFECO U.S. Government Fund

Investment Income
Dividends	$187	$–	$–
Interest	3,813	1,264	2,909
Income from Securities Loaned, net	34	–	–

Total Investment Income	4,034	1,264	2,909

Expenses
Investment Advisory	254	140	286
Fund Accounting and Administration	35	23	47
Transfer Agent—Investor Class	109	35	71
—Class A	3	5	–
—Class B	3	3	1
Shareholder Service—Class A	2	5	1
—Class B	2	3	1
Distribution—Class B	6	11	2
—Class C	1	–	–
Legal and Auditing	21	20	21
Custodian	12	6	8
Registration	33	29	29
Reports to Shareholders	13	5	9
Trustees	7	7	7
Loan Interest	2	–	–
Other	8	3	6

Total Expenses Before Expense Reimbursement/Waiver	511	295	489
Expense Reimbursement/Waiver From Advisor—Investor Class	(82)	(27)	(1)
—Class A	(3)	(5)	(1)
—Class B	(4)	(2)	–

Total Expenses After Expense Reimbursement/Waiver	422	261	487

Investment Income	3,612	1,003	2,422

Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on Investments	(9,713)	716	866
Net Change in Unrealized Appreciation (Depreciation)	(1,541)	812	1,532

Net Gain (Loss) on Investments	(11,254)	1,528	2,398

Net Change in Net Assets Resulting from Operations	$(7,642)	$2,531	$4,820

SEE NOTES TO FINANCIAL STATEMENTS

–(In Thousands)–	SAFECO Managed Bond Fund	SAFECO California Tax-Free Income Fund	SAFECO Municipal Bond Fund	SAFECO Money Market Fund

Investment Income
Dividends	$–	$–	$–	$–
Interest	546	5,038	30,795	6,349
Income from Securities Loaned, net	2	–	–	–

Total Investment Income	548	5,038	30,795	6,349

Expenses
Investment Advisory	48	475	2,637	1,533
Fund Accounting and Administration	9	85	252	203
Transfer Agent—Investor Class	14	67	300	445
—Class A	4	1	1	18
—Class B	3	1	2	4
Shareholder Service—Class A	3	2	4	–
—Class B	2	3	4	–
Distribution—Class B	7	9	12	–
—Class C	–	–	–	–
Legal and Auditing	20	23	44	34
Custodian	6	13	44	34
Registration	33	10	36	62
Reports to Shareholders	3	8	30	41
Trustees	7	7	10	9
Loan Interest	–	1	4	–
Other	3	7	23	17

Total Expenses Before Expense Reimbursement/Waiver	162	712	3,403	2,400
Expense Reimbursement/Waiver From Advisor—Investor Class	(46)	–	–	(68)
—Class A	(9)	–	–	(10)
—Class B	(7)	–	–	(3)

Total Expenses After Expense Reimbursement/Waiver	100	712	3,403	2,319

Investment Income	448	4,326	27,392	4,030

Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on Investments	(72)	574	10,574	–
Net Change in Unrealized Appreciation (Depreciation)	304	3,193	17,241	–

Net Gain (Loss) on Investments	232	3,767	27,815	–

Net Change in Net Assets Resulting from Operations	$680	$8,093	$55,207	$4,030

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	SAFECO Growth Opportunities Fund		SAFECO Equity Fund		SAFECO Dividend Income Fund		SAFECO Northwest Fund

–(In Thousands)–	2002*	2001*	2002*	2001*	2002*	2001*	2002*	2001*

Operations

Net Investment Income (Loss)	$(5,676)	$(5,308)	$6,437	$6,294	$2,380	$3,016	$(176)	$(236)

Net Realized Gain (Loss) on Investments and Foreign Currency	(114,069)	(15,562)	(17,633)	(30,021)	(4,875)	(298)	(7,585)	(4,512)

Net Change in Unrealized Appreciation (Depreciation)	(176,160)	151,466	(264,417)	(112,939)	(27,526)	(17,959)	(14,516)	(9,041)

Net Change in Net Assets Resulting from Operations	(295,905)	130,596	(275,613)	(136,666)	(30,021)	(15,241)	(22,277)	(13,789)

Distributions to Shareholders From:

Net Investment Income

—Investor Class	–	–	(6,358)	(6,251)	(2,373)	(2,987)	–	–

—Class A	–	–	(81)	(58)	(11)	(12)	–	–

—Class B	–	–	–	–	(5)	(7)	–	–

—Class C	–	–	–	–	(1)	(1)	–	–

Net Realized Gain on Investments

—Investor Class	–	–	–	–	–	–	–	–

—Class A	–	–	–	–	–	–	–	–

—Class B	–	–	–	–	–	–	–	–

—Class C	–	–	–	–	–	–	–	–

Total	–	–	(6,439)	(6,309)	(2,390)	(3,007)	–	–

Net Trust Share Transactions	(140,945)	70,785	(155,949)	(229,360)	(13,633)	(21,469)	(9,059)	(11,213)

Redemption Fees	447	–	–	–	–	–	4	–

Total Change in Net Assets	(436,403)	201,381	(438,001)	(372,335)	(46,044)	(39,717)	(31,332)	(25,002)

Net Assets at Beginning of Period	877,469	676,088	1,121,132	1,493,467	180,059	219,776	96,284	121,286

Net Assets at End of Period	$441,066	$877,469	$683,131	$1,121,132	$134,015	$180,059	$64,952	$96,284

Tax Character of Distributions Paid:
Ordinary Income	$–	$–	$6,439	$6,309	$2,390	$3,007	$–	$–
Long-term Capital Gains	–	–	–	–	–	–	–	–

Total	$–	$–	$6,439	$6,309	$2,390	$3,007	$–	$–

*	For the year ended December 31.
**	For the period from October 31, 2001 (commencement of operations) to December 31, 2001.

SEE NOTES TO FINANCIAL STATEMENTS

	SAFECO International Stock Fund		SAFECO Balanced Fund		SAFECO Small Company Value Fund		SAFECO U.S. Value Fund		SAFECO Small Company Growth Fund		SAFECO U.S. Growth Fund

–(In Thousands)–	2002*	2001*	2002*	2001*	2002*	2001*	2002*	2001*	2002*	2001**	2002*	2001**

Operations

Net Investment Income (Loss)	$182	$129	$447	$497	$144	$289	$106	$104	$(86)	$(15)	$(35)	$(7)

Net Realized Gain (Loss) on Investments and Foreign Currency	(1,191)	(5,502)	(765)	312	(353)	(1,065)	(542)	39	(1,061)	18	(491)	11

Net Change in Unrealized Appreciation (Depreciation)	(3,726)	(2,351)	(1,330)	(867)	(1,769)	5,404	(1,324)	(609)	(569)	658	(1,025)	309

Net Change in Net Assets Resulting from Operations	(4,735)	(7,724)	(1,648)	(58)	(1,978)	4,628	(1,760)	(466)	(1,716)	661	(1,551)	313

Distributions to Shareholders From:

Net Investment Income

—Investor Class	(205)	(541)	(407)	(414)	(149)	(282)	(101)	(99)	–	–	(4)	–

—Class A	(7)	(21)	(44)	(47)	(3)	(7)	(3)	(3)	–	–	–	–

—Class B	–	(11)	(33)	(36)	–	(1)	(2)	(1)	–	–	–	–

—Class C	–	(1)	–	–	–	–	–	–	–	–	–	–

Net Realized Gain on Investments

—Investor Class	–	–	–	–	–	–	–	–	(8)	–	(5)	–

—Class A	–	–	–	–	–	–	–	–	(3)	–	(2)	–

—Class B	–	–	–	–	–	–	–	–	(3)	–	(2)	–

—Class C	–	–	–	–	–	–	–	–	(3)	–	(2)	–

Total	(212)	(574)	(484)	(497)	(152)	(290)	(106)	(103)	(17)	–	(15)	–

Net Trust Share Transactions	(739)	(2,610)	499	494	10,709	3,180	82	432	606	5,102	449	5,257

Redemption Fees	62	351	–	—	8	—	—	—	1	–	–	–

Total Change in Net Assets	(5,624)	(10,557)	(1,633)	(61)	8,587	7,518	(1,784)	(137)	(1,126)	5,763	(1,117)	5,570

Net Assets at Beginning of Period	25,474	36,031	18,448	18,509	31,986	24,468	9,270	9,407	5,763	–	5,570	–

Net Assets at End of Period	$19,850	$25,474	$16,815	$18,448	$40,573	$31,986	$7,486	$9,270	$4,637	$5,763	$4,453	$5,570

Tax Character of Distributions Paid:
Ordinary Income	$212	$574	$484	$497	$152	$290	$106	$103	$17	$–	$15	$–
Long-term Capital Gains	–	–	–	–	–	–	–	–	–	–	–	–

Total	$212	$574	$484	$497	$152	$290	$106	$103	$17	$–	$15	$–

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	SAFECO High-Yield Bond Fund		SAFECO Intermediate-Term U.S. Treasury Fund

–(In Thousands)–	2002*	2001*	2002*	2001*

Operations

Net Investment Income	$3,612	$5,316	$1,003	$1,008

Net Realized Gain (Loss) on Investments	(9,713)	(11,851)	716	550

Net Change in Unrealized Appreciation (Depreciation)	(1,541)	5,995	812	(274)

Net Change in Net Assets Resulting from Operations	(7,642)	(540)	2,531	1,284

Distributions to Shareholders From:

Net Investment Income

Investor Class	(3,389)	(5,032)	(1,059)	(952)

Class A	(81)	(132)	(91)	(55)

Class B	(62)	(76)	(55)	(30)

Class C	(7)	(8)	–	–

Distributions in Excess of Net Investment Income**	–	–	–	–

Net Realized Gain on Investments

Investor Class	–	–	(472)	–

Class A	–	–	(55)	–

Class B	–	–	(43)	–

Class C	–	–	–	–

Total	(3,539)	(5,248)	(1,775)	(1,037)

Net Trust Share Transactions	(7,119)	2,564	3,714	2,600
Redemption Fees	57	–	–	–

Total Change in Net Assets	(18,243)	(3,224)	4,470	2,847

Net Assets at Beginning of Period	53,547	56,771	23,555	20,708

Net Assets at End of Period	$35,304	$53,547	$28,025	$23,555

Tax Character of Distributions Paid:
Ordinary Income	$3,539	$5,248	$1,205	$1,037
Tax-Exempt Income	–	–	–	–
Long-term Capital Gains	–	–	570	–

Total	$3,539	$5,248	$1,775	$1,037

*	For the year ended December 31.
**	Investor Class—$272; Class A—$2; Class B—$3.

SEE NOTES TO FINANCIAL STATEMENTS

	SAFECO U.S. Government Fund		SAFECO Managed Bond Fund		SAFECO California Tax-Free Income Fund		SAFECO Municipal Bond Fund		SAFECO Money Market Fund

–(In Thousands)–	2002*	2001*	2002*	2001*	2002*	2001*	2002*	2001*	2002*	2001*

Operations

Net Investment Income	$2,422	$2,454	$448	$447	$4,326	$4,693	$27,392	$26,426	$4,030	$8,967

Net Realized Gain (Loss) on Investments	866	178	(72)	138	574	3,515	10,574	6,209	–	–

Net Change in Unrealized Appreciation (Depreciation)	1,532	246	304	(48)	3,193	(4,194)	17,241	(4,258)	–	–

Net Change in Net Assets Resulting from Operations	4,820	2,878	680	537	8,093	4,014	55,207	28,377	4,030	8,967

Distributions to Shareholders From:

Net Investment Income

Investor Class	(2,628)	(2,451)	(394)	(368)	(4,126)	(4,507)	(26,637)	(25,670)	(3,943)	(8,735)

Class A	(20)	(9)	(56)	(41)	(26)	(30)	(76)	(53)	(71)	(186)

Class B	(10)	(7)	(40)	(38)	(42)	(50)	(58)	(38)	(14)	(42)

Class C	–	–	–	–	–	–	–	–	(2)	(4)

Distributions in Excess of Net Investment Income**	–	–	–	–	(277)	–	–	–	–	–

Net Realized Gain on Investments

Investor Class	–	–	–	–	(1,292)	–	(9,095)	(1,183)	–	–

Class A	–	–	–	–	(9)	–	(61)	(3)	–	–

Class B	–	–	–	–	(15)	–	(40)	(3)	–	–

Class C	–	–	–	–	–	–	–	–	–	–

Total	(2,658)	(2,467)	(490)	(447)	(5,787)	(4,587)	(35,967)	(26,950)	(4,030)	(8,967)

Net Trust Share Transactions	8,861	7,454	1,032	1,971	311	(13,843)	20,213	33,316	126,230	(13,930)
Redemption Fees	25	–	–	–	–	–	–	–	–	–

Total Change in Net Assets	11,048	7,865	1,222	2,061	2,617	(14,416)	39,453	34,743	126,230	(13,930)

Net Assets at Beginning of Period	45,673	37,808	9,302	7,241	92,423	106,839	536,312	501,569	233,639	247,569

Net Assets at End of Period	$56,721	$45,673	$10,524	$9,302	$95,040	$92,423	$575,765	$536,312	$359,869	$233,639

Tax Character of Distributions Paid:
Ordinary Income	$2,658	$2,467	$490	$447	$297	$–	$153	$–	$4,030	$8,967
Tax-Exempt Income	–	–	–	–	4,174	4,587	26,618	25,761	–	–
Long-term Capital Gains	–	–	–	–	1,316	–	9,196	1,189	–	–

Total	$2,658	$2,467	$490	$447	$5,787	$4,587	$35,967	$26,950	$4,030	$8,967

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

(For a Share Outstanding Throughout the Period)

SAFECO Growth Opportunities Fund	For the Year Ended December 31

Class A	2002		2001		2000	1999		1998

Net Asset Value at Beginning of Period	$26.96		$22.16		$23.21	$22.66		$22.39
Income (Loss) From Investment Operations
Net Investment Loss	(0.24)		(0.20)		(0.25)	(0.19)		(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	(9.77	)*	5.00		(0.80)	0.74		1.05

Total from Investment Operations	(10.01)		4.80		(1.05)	0.55		1.00
Redemption Fees	0.02		–		–	–		–
Less Distributions
Distributions from Realized Gains	–		–		–	–		(0.73)

Net Asset Value at End of Period	$16.97		$26.96		$22.16	$23.21		$22.66

Total Return†	(37.05%	)	21.66%		(4.52% )	2.43%		4.47%
Net Assets at End of Period (000’s)	$19,024		$33,877		$26,020	$27,597		$33,712
Ratios to Average Net Assets:
Gross Expenses	1.67%		1.36%		1.49%	1.34%		1.00%
Net Expenses	1.33%		1.31%		1.31%	1.23%		1.00%
Net Investment Loss	(1.17%	)	(1.00%	)	(1.00% )	(0.80%	)	(0.40% )
Portfolio Turnover Rate	37%		65%		63%	38%		55%

SAFECO Growth Opportunities Fund	For the Year Ended December 31

Class B	2002		2001		2000	1999		1998

Net Asset Value at Beginning of Period	$25.87		$21.42		$22.57	$22.21		$22.19
Income (Loss) From Investment Operations
Net Investment Loss	(0.39)		(0.40)		(0.41)	(0.35)		(0.15)
Net Realized and Unrealized Gain (Loss) on Investments	(9.34	)*	4.85		(0.74)	0.71		0.90

Total from Investment Operations	(9.73)		4.45		(1.15)	0.36		0.75
Redemption Fees	0.02		–		–	–		–
Less Distributions
Distributions from Realized Gains	–		–		–	–		(0.73)

Net Asset Value at End of Period	$16.16		$25.87		$21.42	$22.57		$22.21

Total Return†	(37.53%	)	20.77%		(5.10% )	1.62%		3.38%
Net Assets at End of Period (000’s)	$8,734		$14,346		$12,391	$14,637		$15,569
Ratios to Average Net Assets:
Gross Expenses	2.21%		2.09%		2.16%	2.24%		1.91%
Net Expenses	2.08%		2.06%		2.06%	2.03%		1.91%
Net Investment Loss	(1.92%	)	(1.75%	)	(1.71% )	(1.59%	)	(1.28% )
Portfolio Turnover Rate	37%		65%		63%	38%		55%

†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
*	Includes $0.10 related to payment by affiliate. See note 10.

Financial Highlights

(For a Share Outstanding Throughout the Period)

SAFECO Growth Opportunities Fund	For the Year Ended December 31				Eight-Month Period Ended December 31††

Class C	2002		2001		2000

Net Asset Value at Beginning of Period	$25.85		$21.40		$23.34
Income (Loss) From Investment Operations
Net Investment Loss	(0.33)		(0.35)		(0.23)
Net Realized and Unrealized Gain (Loss) on Investments	(9.38	)^	4.80		(1.71)

Total from Investment Operations	(9.71)		4.45		(1.94)
Redemption Fees	0.02		–		–

Net Asset Value at End of Period	$16.16		$25.85		$21.40

Total Return†	(37.49%	)	20.74%		(8.27%	)*
Net Assets at End of Period (000’s)	$161		$194		$120
Ratios to Average Net Assets:
Gross Expenses	2.33%		2.06%		2.02%	**
Net Expenses	2.08%		2.06%		2.02%	**
Net Investment Loss	(1.93%	)	(1.75%	)	(1.71%	)**
Portfolio Turnover Rate	37%		65%		63%	**

SAFECO Equity Fund	For the Year Ended December 31

Class A	2002	2001	2000	1999	1998

Net Asset Value at Beginning of Period	$18.56	$20.68	$24.06	$23.27	$19.55
Income (Loss) From Investment Operations
Net Investment Income	0.08	0.04	0.04	0.11	0.18
Net Realized and Unrealized Gain (Loss) on Investments	(5.01)	(2.12)	(2.77)	2.02	4.65

Total from Investment Operations	(4.93)	(2.08)	(2.73)	2.13	4.83
Less Distributions
Dividends from Net Investment Income	(0.08)	(0.04)	(0.04)	(0.11)	(0.18)
Distributions from Realized Gains	–	–	(0.61)	(1.23)	(0.93)

Total Distributions	(0.08)	(0.04)	(0.65)	(1.34)	(1.11)

Net Asset Value at End of Period	$13.55	$18.56	$20.68	$24.06	$23.27

Total Return†	(26.59% )	(10.06% )	(11.34% )	9.13%	24.77%
Net Assets at End of Period (000’s)	$13,897	$21,519	$53,410	$61,625	$50,354
Ratios to Average Net Assets:
Gross Expenses	2.17%	1.42%	1.35%	1.12%	0.88%
Net Expenses	1.31%	1.28%	1.26%	1.12%	0.88%
Net Investment Income	0.48%	0.18%	0.19%	0.44%	0.89%
Portfolio Turnover Rate	45%	31%	35%	34%	33%

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
††	For the period from April 30, 2000 (initial issue date of Class C shares) through December 31, 2000.
^	Includes $0.10 related to payment by affiliate. See note 10.

Financial Highlights

(For a Share Outstanding Throughout the Period)

SAFECO Equity Fund	For the Year Ended December 31

Class B	2002	2001	2000	1999	1998

Net Asset Value at Beginning of Period	$18.20	$20.38	$23.83	$23.15	$19.55
Income (Loss) From Investment Operations
Net Investment Loss	(0.05)	(0.11)	(0.13)	(0.07)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	(4.89)	(2.07)	(2.71)	1.98	4.56

Total from Investment Operations	(4.94)	(2.18)	(2.84)	1.91	4.53
Less Distributions
Distributions from Realized Gains	–	–	(0.61)	(1.23)	(0.93)

Net Asset Value at End of Period	$13.26	$18.20	$20.38	$23.83	$23.15

Total Return†	(27.14% )	(10.70% )	(11.91% )	8.18%	23.16%
Net Assets at End of Period (000’s)	$10,520	$16,423	$20,349	$28,260	$17,232
Ratios to Average Net Assets:
Gross Expenses	2.16%	2.05%	2.06%	2.05%	1.94%
Net Expenses	2.06%	2.03%	2.01%	1.95%	1.94%
Net Investment Loss	(0.28% )	(0.58% )	(0.54% )	(0.41% )	(0.21% )
Portfolio Turnover Rate	45%	31%	35%	34%	33%

SAFECO Equity Fund	For the Year Ended December 31		Eight-Month Period Ended December 31††

Class C	2002	2001	2000

Net Asset Value at Beginning of Period	$18.22	$20.40	$22.87
Loss From Investment Operations
Net Investment Loss	(0.03)	(0.09)	(0.06)
Net Realized and Unrealized Loss on Investments	(4.91)	(2.09)	(1.80)

Total from Investment Operations	(4.94)	(2.18)	(1.86)
Less Distributions
Distributions from Realized Gains	–	–	(0.61)

Net Asset Value at End of Period	$13.28	$18.22	$20.40

Total Return†	(27.11% )	(10.73% )	(8.08%	)*
Net Assets at End of Period (000’s)	$129	$155	$119
Ratios to Average Net Assets:
Gross Expenses	2.34%	2.03%	1.84%	**
Net Expenses	2.06%	2.03%	1.84%	**
Net Investment Loss	(0.24% )	(0.58% )	(0.44%	)**
Portfolio Turnover Rate	45%	31%	35%	**

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
††	For the period from April 30, 2000 (initial issue date of Class C shares) through December 31, 2000.

Financial Highlights

(For a Share Outstanding Throughout the Period)

SAFECO Dividend Income Fund	For the Year Ended December 31

Class A	2002	2001	2000	1999	1998

Net Asset Value at Beginning of Period	$18.91	$20.68	$22.52	$23.55	$24.02
Income (Loss) From Investment Operations
Net Investment Income	0.23	0.25	0.35	0.42	0.48
Net Realized and Unrealized Gain (Loss) on Investments	(3.54)^	(1.77)	(1.84)	(0.20)	0.81

Total from Investment Operations	(3.31)	(1.52)	(1.49)	0.22	1.29
Less Distributions
Dividends from Net Investment Income	(0.23)	(0.25)	(0.35)	(0.42)	(0.48)
Distributions from Realized Gains	–	–	–	(0.83)	(1.28)

Total Distributions	(0.23)	(0.25)	(0.35)	(1.25)	(1.76)

Net Asset Value at End of Period	$15.37	$18.91	$20.68	$22.52	$23.55

Total Return†	(17.57% )	(7.33% )	(6.59% )	1.01%	5.38%
Net Assets at End of Period (000’s)	$712	$882	$1,092	$2,046	$2,073
Ratios to Average Net Assets:
Gross Expenses	1.62%	1.52%	1.62%	1.47%	1.34%
Net Expenses	1.35%	1.35%	1.35%	1.31%	1.34%
Net Investment Income	1.30%	1.30%	1.56%	1.84%	2.16%
Portfolio Turnover Rate	17%	58%	45%	42%	46%

SAFECO Dividend Income Fund	For the Year Ended December 31

Class B	2002	2001	2000	1999	1998

Net Asset Value at Beginning of Period	$18.95	$20.71	$22.53	$23.57	$23.95
Income (Loss) From Investment Operations
Net Investment Income	0.10	0.11	0.18	0.25	0.30
Net Realized and Unrealized Gain (Loss) on Investments	(3.56)^	(1.76)	(1.82)	(0.21)	0.90

Total from Investment Operations	(3.46)	(1.65)	(1.64)	0.04	1.20
Less Distributions
Dividends from Net Investment Income	(0.10)	(0.11)	(0.18)	(0.25)	(0.30)
Distributions from Realized Gains	–	–	–	(0.83)	(1.28)

Total Distributions	(0.10)	(0.11)	(0.18)	(1.08)	(1.58)

Net Asset Value at End of Period	$15.39	$18.95	$20.71	$22.53	$23.57

Total Return†	(18.28% )	(7.98% )	(7.29% )	0.18%	5.03%
Net Assets at End of Period (000’s)	$747	$1,160	$1,532	$2,365	$2,176
Ratios to Average Net Assets:
Gross Expenses	2.35%	2.24%	2.27%	2.22%	2.08%
Net Expenses	2.10%	2.10%	2.10%	2.06%	2.08%
Net Investment Income	0.52%	0.55%	0.80%	1.09%	1.45%
Portfolio Turnover Rate	17%	58%	45%	42%	46%

†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
^	Includes $0.07 related to payment by affiliate. See note 10.

Financial Highlights

(For a Share Outstanding Throughout the Period)

SAFECO Dividend Income Fund	For the Year Ended December 31			Eight-Month Period Ended December 31††

Class C	2002		2001	2000

Net Asset Value at Beginning of Period	$18.99		$20.75	$21.06
Income (Loss) From Investment Operations
Net Investment Income	0.12		0.12	0.12
Net Realized and Unrealized Loss on Investments	(3.55	)^	(1.76)	(0.31)

Total from Investment Operations	(3.43)		(1.64)	(0.19)
Less Distributions
Dividends from Net Investment Income	(0.12)		(0.12)	(0.12)

Net Asset Value at End of Period	$15.44		$18.99	$20.75

Total Return†	(18.12%	)	(7.90% )	(0.90%	)*
Net Assets at End of Period (000’s)	$89		$97	$99
Ratios to Average Net Assets:
Gross Expenses	2.36%		2.03%	1.95%	**
Net Expenses	2.10%		2.03%	1.95%	**
Net Investment Income	0.68%		0.60%	0.85%	**
Portfolio Turnover Rate	17%		58%	45%	**

SAFECO Northwest Fund	For the Year Ended December 31

Class A	2002	2001	2000	1999	1998

Net Asset Value at Beginning of Period	$18.54	$20.94	$25.01	$17.56	$17.25
Income (Loss) From Investment Operations
Net Investment Loss	(0.07)	(0.08)	(0.14)	(0.12)	(0.16)
Net Realized and Unrealized Gain (Loss) on Investments	(4.44)	(2.32)	(3.93)	9.58	0.66

Total from Investment Operations	(4.51)	(2.40)	(4.07)	9.46	0.50
Less Distributions
Distributions from Realized Gains	–	–	–	(2.01)	(0.19)

Net Asset Value at End of Period	$14.03	$18.54	$20.94	$25.01	$17.56

Total Return†	(24.33% )	(11.46% )	(16.27% )	53.90%	2.87%
Net Assets at End of Period (000’s)	$3,527	$5,141	$6,621	$4,774	$2,208
Ratios to Average Net Assets:
Gross Expenses	1.62%	1.52%	1.49%	1.56%	1.70%
Net Expenses	1.35%	1.35%	1.35%	1.36%	1.70%
Net Investment Loss	(0.40% )	(0.41% )	(0.67% )	(0.81% )	(1.06% )
Portfolio Turnover Rate	15%	50%	36%	49%	50%

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
††	For the period from April 30, 2000 (initial issue date of Class C shares) through December 31, 2000.
^	Includes $0.07 related to payment by affiliate. See note 10.

Financial Highlights

(For a Share Outstanding Throughout the Period)

SAFECO Northwest Fund	For the Year Ended December 31

Class B	2002	2001	2000	1999	1998

Net Asset Value at Beginning of Period	$17.86	$20.33	$24.46	$17.31	$17.09
Income (Loss) From Investment Operations
Net Investment Loss	(0.19)	(0.21)	(0.30)	(0.25)	(0.23)
Net Realized and Unrealized Gain (Loss) on Investments	(4.26)	(2.26)	(3.83)	9.41	0.64

Total from Investment Operations	(4.45)	(2.47)	(4.13)	9.16	0.41
Less Distributions
Distributions from Realized Gains	–	–	–	(2.01)	(0.19)

Net Asset Value at End of Period	$13.41	$17.86	$20.33	$24.46	$17.31

Total Return†	(24.92% )	(12.15% )	(16.88% )	52.57%	2.37%
Net Assets at End of Period (000’s)	$3,726	$5,753	$6,449	$4,842	$2,603
Ratios to Average Net Assets:
Gross Expenses	2.35%	2.26%	2.22%	2.32%	2.30%
Net Expenses	2.10%	2.10%	2.10%	2.12%	2.30%
Net Investment Loss	(1.15% )	(1.16% )	(1.42% )	(1.56% )	(1.66% )
Portfolio Turnover Rate	15%	50%	36%	49%	50%

SAFECO Northwest Fund	For the Year Ended December 31		Eight-Month Period Ended December 31††

Class C	2002	2001	2000

Net Asset Value at Beginning of Period	$17.87	$20.33	$24.21
Loss From Investment Operations
Net Investment Loss	(0.18)	(0.20)	(0.21)
Net Realized and Unrealized Loss on Investments	(4.27)	(2.26)	(3.67)

Total Loss from Investment Operations	(4.45)	(2.46)	(3.88)

Net Asset Value at End of Period	$13.42	$17.87	$20.33

Total Return†	(24.90% )	(12.10% )	(16.03%	)*
Net Assets at End of Period (000’s)	$75	$100	$103
Ratios to Average Net Assets:
Gross Expenses	2.57%	2.25%	2.07%	**
Net Expenses	2.10%	2.10%	2.07%	**
Net Investment Loss	(1.15% )	(1.15% )	(1.34%	)**
Portfolio Turnover Rate	15%	50%	36%	**

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
††	For the period from April 30, 2000 (initial issue date of Class C shares) through December 31, 2000.

Financial Highlights

(For a Share Outstanding Throughout the Period)

SAFECO International Stock Fund	For the Year Ended December 31

Class A	2002	2001	2000	1999		1998

Net Asset Value at Beginning of Period	$10.45	$14.20	$16.89	$13.13		$11.55
Income (Loss) From Investment Operations
Net Investment Income (Loss)	0.06	0.05	0.05	(0.01)		(0.04)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	(2.11)	(3.71)	(1.92)	3.77		1.62

Total from Investment Operations	(2.05)	(3.66)	(1.87)	3.76		1.58
Redemption Fee	0.03	0.14	–	–		–
Less Distributions
Dividends from Net Investment Income	(0.07)	(0.23)	(0.05)	–		–
Distributions from Realized Gains	–	–	(0.77)	–		–

Total Distributions	(0.07)	(0.23)	(0.82)	–		–

Net Asset Value at End of Period	$8.36	$10.45	$14.20	$16.89		$13.13

Total Return†	(19.27% )	(24.49% )	(11.05% )	28.64%		13.68%
Net Assets at End of Period (000’s)	$795	$969	$1,423	$1,215		$629
Ratios to Average Net Assets:
Gross Expenses	2.45%	2.40%	2.21%	2.11%		2.31%
Net Expenses	1.65%	1.71%	1.65%	1.73%		2.14%
Net Investment Income (Loss)	0.68%	0.36%	0.04%	(0.06%	)	(0.47%	)
Portfolio Turnover Rate	16%	163%	33%	24%		26%

SAFECO International Stock Fund	For the Year Ended December 31

Class B	2002	2001	2000	1999		1998

Net Asset Value at Beginning of Period	$10.25	$13.88	$16.56	$12.99		$11.53
Income (Loss) From Investment Operations
Net Investment Loss	(0.01)	(0.06)	(0.09)	(0.10)		(0.11)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	(2.06)	(3.60)	(1.82)	3.67		1.57

Total from Investment Operations	(2.07)	(3.66)	(1.91)	3.57		1.46
Redemption Fee	0.03	0.14	–	–		–
Less Distributions
Dividends from Net Investment Income	–	(0.11)	–	–		–
Distributions from Realized Gains	–	–	(0.77)	–		–

Total Distributions	–	(0.11)	(0.77)	–		–

Net Asset Value at End of Period	$8.21	$10.25	$13.88	$16.56		$12.99

Total Return†	(19.89% )	(25.07% )	(11.52% )	27.48%		12.66%
Net Assets at End of Period (000’s)	$736	$1,027	$1,492	$1,392		$777
Ratios to Average Net Assets:
Gross Expenses	3.34%	3.20%	2.97%	3.02%		3.19%
Net Expenses	2.40%	2.46%	2.40%	2.51%		3.02%
Net Investment Loss	(0.11% )	(0.52% )	(0.64% )	(0.84%	)	(1.33%	)
Portfolio Turnover Rate	16%	163%	33%	24%		26%

†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

Financial Highlights

(For a Share Outstanding Throughout the Period)

SAFECO International Stock Fund	For the Year Ended December 31		Eight-Month Period Ended December 31††

Class C	2002	2001	2000

Net Asset Value at Beginning of Period	$10.25	$13.85	$15.82
Loss From Investment Operations
Net Investment Loss	(0.01)	(0.07)	(0.07)
Net Realized and Unrealized Loss on Investments and Foreign Currency	(2.06)	(3.57)	(1.13)

Total from Investment Operations	(2.07)	(3.64)	(1.20)
Redemption Fee	0.03	0.14	–
Less Distributions
Distributions from Realized Gains	–	(0.10)	(0.77)

Net Asset Value at End of Period	$8.21	$10.25	$13.85

Total Return†	(19.90% )	(25.08% )	(7.76% )*
Net Assets at End of Period (000’s)	$78	$80	$97
Ratios to Average Net Assets:
Gross Expenses	3.28%	3.03%	2.66% **
Net Expenses	2.40%	2.46%	2.40% **
Net Investment Loss	(0.19% )	(0.68% )	(0.75% )**
Portfolio Turnover Rate	16%	163%	33% **

SAFECO Balanced Fund	For the Year Ended December 31

Class A	2002	2001	2000	1999	1998

Net Asset Value at Beginning of Period	$11.73	$12.09	$11.87	$12.23	$11.60
Income (Loss) From Investment Operations
Net Investment Income	0.26	0.30	0.32	0.22	0.25
Net Realized and Unrealized Gain (Loss) on Investments	(1.30)	(0.36)	0.22	(0.13)	1.14

Total from Investment Operations	(1.04)	(0.06)	0.54	0.09	1.39.
Less Distributions
Dividends from Net Investment Income	(0.29)	(0.30)	(0.32)	(0.22)	(0.25)
Distributions from Realized Gains	–	–	–	(0.23)	(0.51)

Total Distributions	(0.29)	(0.30)	(0.32)	(0.45)	(0.76)

Net Asset Value at End of Period	$10.40	$11.73	$12.09	$11.87	$12.23

Total Return†	(8.95% )	(0.42% )	4.71%	0.75%	12.06%
Net Assets at End of Period (000’s)	$1,586	$1,733	$1,789	$2,573	$893
Ratios to Average Net Assets:
Gross Expenses	1.81%	1.82%	1.88%	1.68%	1.67%
Net Expenses	1.35%	1.35%	1.35%	1.36%	1.67%
Net Investment Income	2.42%	2.57%	2.62%	2.16%	2.23%
Portfolio Turnover Rate	59%	75%	63%	95%	75%

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
††	For the period from April 30, 2000 (initial issue date of Class C shares) through December 31, 2000.

Financial Highlights

(For a Share Outstanding Throughout the Period)

SAFECO Balanced Fund	For the Year Ended December 31

Class B	2002	2001	2000	1999	1998

Net Asset Value at Beginning of Period	$11.71	$12.07	$11.83	$12.24	$11.60
Income (Loss) From Investment Operations
Net Investment Income	0.19	0.21	0.23	0.18	0.15
Net Realized and Unrealized Gain (Loss) on Investments	(1.32)	(0.36)	0.24	(0.18)	1.15

Total from Investment Operations	(1.13)	(0.15)	0.47	0.00	1.30
Less Distributions
Dividends from Net Investment Income	(0.21)	(0.21)	(0.23)	(0.18)	(0.15)
Distributions from Realized Gains	–	–	–	(0.23)	(0.51)

Total Distributions	(0.21)	(0.21)	(0.23)	(0.41)	(0.66)

Net Asset Value at End of Period	$10.37	$11.71	$12.07	$11.83	$12.24

Total Return†	(9.70% )	(1.19% )	4.03%	(0.01% )	11.30%
Net Assets at End of Period (000’s)	$1,641	$1,979	$1,904	$2,553	$2,056
Ratios to Average Net Assets:
Gross Expenses	2.59%	2.55%	2.56%	2.46%	2.34%
Net Expenses	2.10%	2.10%	2.10%	2.14%	2.34%
Net Investment Income	1.66%	1.82%	1.89%	1.43%	1.55%
Portfolio Turnover Rate	59%	75%	63%	95%	75%

SAFECO Small Company Value Fund	For the Year Ended December 31

Class A	2002	2001	2000	1999	1998

Net Asset Value at Beginning of Period	$13.57	$11.59	$12.55	$11.09	$14.21
Income (Loss) From Investment Operations
Net Investment Income (Loss)	0.02	0.10	(0.04)	(0.09)	(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	(0.56)	1.98	(0.92)	1.55	(3.04)

Total from Investment Operations	(0.54)	2.08	(0.96)	1.46	(3.12)
Less Distributions
Dividends from Net Investment Income	(0.02)	(0.10)	–	–	–

Net Asset Value at End of Period	$13.01	$13.57	$11.59	$12.55	$11.09

Total Return†	(4.01% )	17.92%	(7.65% )	13.17%	(21.96% )
Net Assets at End of Period (000’s)	$1,507	$1,009	$847	$1,067	$1,220
Ratios to Average Net Assets:
Gross Expenses	1.75%	1.82%	1.92%	1.97%	1.66%
Net Expenses	1.40%	1.44%	1.40%	1.47%	1.66%
Net Investment Income (Loss)	0.23%	0.75%	(0.32% )	(0.79% )	(0.99% )
Portfolio Turnover Rate	54%	141%	107%	117%	90%

†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

Financial Highlights

(For a Share Outstanding Throughout the Period)

SAFECO Small Company Value Fund	For the Year Ended December 31

Class B	2002	2001	2000	1999	1998

Net Asset Value at Beginning of Period	$13.10	$11.19	$12.22	$10.88	$14.07
Income (Loss) From Investment Operations
Net Investment Income (Loss)	(0.07)	0.01	(0.12)	(0.16)	(0.15)
Net Realized and Unrealized Gain (Loss) on Investments	(0.55)	1.91	(0.91)	1.50	(3.04)

Total from Investment Operations	(0.62)	1.92	(1.03)	1.34	(3.19)
Less Distributions
Dividends from Net Investment Income	–	(0.01)	–	–	–

Net Asset Value at End of Period	$12.48	$13.10	$11.19	$12.22	$10.88

Total Return†	(4.73% )	17.11%	(8.43% )	12.32%	(22.67% )
Net Assets at End of Period (000’s)	$1,333	$1,334	$1,144	$1,274	$1,034
Ratios to Average Net Assets:
Gross Expenses	2.54%	2.56%	2.63%	2.75%	2.64%
Net Expenses	2.15%	2.19%	2.15%	2.21%	2.64%
Net Investment Income (Loss)	(0.57% )	0.04%	(1.01% )	(1.55% )	(1.91% )
Portfolio Turnover Rate	54%	141%	107%	117%	90%

SAFECO U.S. Value Fund	For the Year Ended December 31

Class A	2002	2001	2000	1999	1998

Net Asset Value at Beginning of Period	$11.25	$11.95	$11.94	$11.93	$11.18
Income (Loss) From Investment Operations
Net Investment Income	0.11	0.11	0.10	0.03	0.05
Net Realized and Unrealized Gain (Loss) on Investments	(2.20)	(0.70)	0.01	0.54	1.27

Total from Investment Operations	(2.09)	(0.59)	0.11	0.57	1.32
Less Distributions
Dividends from Net Investment Income	(0.11)	(0.11)	(0.10)	(0.06)	(0.05)
Distributions from Realized Gains	–	–	–	(0.50)	(0.52)

Total Distributions	(0.11)	(0.11)	(0.10)	(0.56)	(0.57)

Net Asset Value at End of Period	$9.05	$11.25	$11.95	$11.94	$11.93

Total Return†	(18.65% )	(4.96% )	0.97%	4.74%	11.79%
Net Assets at End of Period (000’s)	$298	$336	$299	$331	$210
Ratios to Average Net Assets:
Gross Expenses	2.38%	2.30%	2.26%	2.02%	2.07%
Net Expenses	1.35%	1.35%	1.35%	1.40%	2.07%
Net Investment Income	1.08%	0.96%	0.89%	0.66%	0.18%
Portfolio Turnover Rate	39%	39%	45%	52%	55%

†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

Financial Highlights

(For a Share Outstanding Throughout the Period)

SAFECO U.S. Value Fund	For the Year Ended December 31

Class B	2002	2001	2000	1999	1998

Net Asset Value at Beginning of Period	$11.20	$11.89	$11.88	$11.91	$11.18
Income (Loss) From Investment Operations
Net Investment Income (Loss)	0.03	0.02	0.02	(0.01)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	(2.20)	(0.69)	0.01	0.48	1.28

Total from Investment Operations	(2.17)	(0.67)	0.03	0.47	1.25
Less Distributions
Dividends from Net Investment Income	(0.03)	(0.02)	(0.02)	–	–
Distributions from Realized Gains	–	–	–	(0.50)	(0.52)

Total Distributions	(0.03)	(0.02)	(0.02)	(0.50)	(0.52)

Net Asset Value at End of Period	$9.00	$11.20	$11.89	$11.88	$11.91

Total Return†	(19.37% )	(5.65% )	0.24%	3.92%	11.18%
Net Assets at End of Period (000’s)	$527	$551	$567	$747	$628
Ratios to Average Net Assets:
Gross Expenses	3.05%	2.98%	2.86%	2.73%	2.59%
Net Expenses	2.10%	2.10%	2.10%	2.18%	2.59%
Net Investment Income (Loss)	0.33%	0.21%	0.14%	(0.10% )	(0.35% )
Portfolio Turnover Rate	39%	39%	45%	52%	55%

	Class A			Class B			Class C

SAFECO Small Company Growth Fund	For the Year Ended December 31	October 31, 2001 (Commencement of Operations) to December 31		For the Year Ended December 31	October 31, 2001 (Commencement of Operations) to December 31		For the Year Ended December 31	October 31, 2001 (Commencement of Operations) to December 31

	2002	2001		2002	2001		2002	2001

Net Asset Value at Beginning of Period	$11.31	$10.00		$11.30	$10.00		$11.30	$10.00
Income (Loss) From Investment Operations
Net Investment Loss	(0.14)	(0.03)		(0.21)	(0.04)		(0.22)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	(2.84)	1.34		(2.83)	1.34		(2.82)	1.34

Total from Investment Operations	(2.98)	1.31		(3.04)	1.30		(3.04)	1.30
Less Distributions
Distributions from Realized Gains	(0.03)	–		(0.03)	–		(0.03)	–

Net Asset Value at End of Period	$8.30	$11.31		$8.23	$11.30		$8.23	$11.30

Total Return†	(26.39% )	13.10%	*	(26.94% )	13.00%	*	(26.94% )	13.00%	*
Net Assets at End of Period (000’s)	$862	$1,137		$839	$1,129		$823	$1,130
Ratios to Average Net Assets:
Gross Expenses	3.74%	4.79%	**	4.48%	5.54%	**	4.44%	5.54%	**
Net Expenses	1.85%	1.85%	**	2.60%	2.60%	**	2.60%	2.60%	**
Net Investment Loss	(1.43% )	(1.45%	)**	(2.18% )	(2.20%	)**	(2.19% )	(2.20%	)**
Portfolio Turnover Rate	159%	43%	**	159%	43%	**	159%	43%	**

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

Financial Highlights

(For a Share Outstanding Throughout the Period)

	Class A			Class B			Class C

SAFECO U.S. Growth Fund	For the Year Ended December 31	October 31, 2001 (Commencement of Operations) to December 31		For the Year Ended December 31	October 31, 2001 (Commencement of Operations) to December 31		For the Year Ended December 31	October 31, 2001 (Commencement of Operations) to December 31

	2002	2001		2002	2001		2002	2001

Net Asset Value at Beginning of Period	$10.63	$10.00		$10.62	$10.00		$10.62	$10.00
Income (Loss) From Investment Operations
Net Investment Loss	(0.05)	(0.01)		(0.11)	(0.02)		(0.11)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	(2.83)	0.64		(2.83)	0.64		(2.83)	0.64

Total from Investment Operations	(2.88)	0.63		(2.94)	0.62		(2.94)	0.62

Less Distributions
Distributions from Realized Gains	(0.02)	–		(0.02)	–		(0.02)	–

Net Asset Value at End of Period	$7.73	$10.63		$7.66	$10.62		$7.66	$10.62

Total Return†	(27.12% )	6.30%	*	(27.71% )	6.20%	*	(27.71% )	6.20%	*
Net Assets at End of Period (000’s)	$811	$1,074		$784	$1,062		$775	$1,062
Ratios to Average Net Assets:
Gross Expenses	3.71%	4.54%	**	4.46%	5.29%	**	4.44%	5.29%	**
Net Expenses	1.65%	1.65%	**	2.40%	2.40%	**	2.40%	2.40%	**
Net Investment Loss	(0.55% )	(0.50%	)**	(1.32% )	(1.25%	)**	(1.32% )	(1.25%	)**
Portfolio Turnover Rate	29%	2%	**	29%	2%	**	29%	2%	**

SAFECO High-Yield Bond Fund	For the Year Ended December 31

Class A	2002	2001	2000	1999	1998

Net Asset Value at Beginning of Period	$6.51	$7.26	$8.38	$8.78	$9.12
Income (Loss) from Investment Operations
Net Investment Income	0.51	0.60	0.66	0.69	0.72
Net Realized and Unrealized Loss on Investments	(1.64)	(0.75)	(1.12)	(0.40)	(0.34)

Total from Investment Operations	(1.13)	(0.15)	(0.46)	0.29	0.38
Redemption Fees	0.01	–	–	–	–
Less Distributions
Dividends from Net Investment Income	(0.50)	(0.60)	(0.66)	(0.69)	(0.72)

Net Asset Value at End of Period	$4.89	$6.51	$7.26	$8.38	$8.78

Total Return†	(17.68% )	(2.29% )	(5.75% )	3.52%	4.32%
Net Assets at End of Period (000’s)	$1,934	$1,086	$1,144	$1,583	$2,964
Ratios to Average Net Assets:
Gross Expenses	1.63%	1.45%	1.56%	1.35%	1.12%
Net Expenses	1.31%	1.32%	1.30%	1.18%	1.12%
Net Investment Income	9.32%	8.39%	8.38%	8.01%	8.11%
Portfolio Turnover Rate	163%	185%	45%	71%	64%

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

Financial Highlights

(For a Share Outstanding Throughout the Period)

SAFECO High-Yield Bond Fund	For the Year Ended December 31

Class B	2002	2001	2000	1999	1998

Net Asset Value at Beginning of Period	$6.51	$7.25	$8.38	$8.78	$9.12
Income (Loss) from Investment Operations
Net Investment Income	0.46	0.55	0.60	0.63	0.64
Net Realized and Unrealized Loss on Investments	(1.64)	(0.74)	(1.13)	(0.40)	(0.34)

Total from Investment Operations	(1.18)	(0.19)	(0.53)	0.23	0.30
Redemption Fees	0.01	–	–	–	–
Less Distributions
Dividends from Net Investment Income	(0.45)	(0.55)	(0.60)	(0.63)	(0.64)

Net Asset Value at End of Period	$4.89	$6.51	$7.25	$8.38	$8.78

Total Return†	(18.29% )	(2.88% )	(2.52% )	2.73%	3.39%
Net Assets at End of Period (000’s)	$630	$920	$995	$1,599	$1,381
Ratios to Average Net Assets:
Gross Expenses	2.54%	2.31%	2.35%	2.19%	2.06%
Net Expenses	2.06%	2.06%	2.05%	1.97%	2.06%
Net Investment Income	8.41%	7.86%	7.73%	7.34%	7.15%
Portfolio Turnover Rate	163%	185%	45%	71%	64%

SAFECO High-Yield Bond Fund	For the Year Ended December 31		Eight-Month Period Ended December 31††

Class C	2002	2001	2000

Net Asset Value at Beginning of Period	$6.52	$7.26	$7.90
Income (Loss) from Investment Operations
Net Investment Income	0.46	0.55	0.39
Net Realized and Unrealized Gain (Loss) on Investments	(1.64)	(0.74)	(0.64)

Total from Investment Operations	(1.18)	(0.19)	(0.25)
Redemption Fees	0.01	–	–
Less Distributions
Dividends from Net Investment Income	(0.45)	(0.55)	(0.39)

Net Asset Value at End of Period	$4.90	$6.52	$7.26

Total Return†	(18.26% )	(2.86% )	(3.25% )*
Net Assets at End of Period (000’s)	$93	$87	$92
Ratios to Average Net Assets:
Gross Expenses	2.60%	2.15%	2.04%**
Net Expenses	2.06%	2.06%	2.04%**
Net Investment Income	8.56%	7.88%	7.61%**
Portfolio Turnover Rate	163%	185%	45%**

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
††	For the period from April 30, 2000 (initial issue date of Class C Shares) through December 31, 2000.

Financial Highlights

(For a Share Outstanding Throughout the Period)

SAFECO Intermediate-Term U.S. Treasury Fund	For the Year Ended December 31

Class A	2002	2001	2000	1999	1998

Net Asset Value at Beginning of Period	$10.62	$10.50	$10.00	$10.75	$10.35
Income (Loss) From Investment Operations
Net Investment Income	0.45	0.46	0.52	0.51	0.52
Net Realized and Unrealized Gain (Loss) on Investments	0.61	0.13	0.50	(0.75)	0.40

Total from Investment Operations	1.06	0.59	1.02	(0.24)	0.92
Less Distributions
Dividends from Net Investment Income	(0.49)	(0.47)	(0.52)	(0.51)	(0.52)
Distributions from Realized Gains	(0.23)	–	–	–	–

Total Distributions	(0.72)	(0.47)	(0.52)	(0.51)	(0.52)

Net Asset Value at End of Period	$10.96	$10.62	$10.50	$10.00	$10.75

Total Return†	10.28%	5.70%	10.56%	(2.26% )	9.08%
Net Assets at End of Period (000’s)	$2,799	$1,580	$1,008	$958	$833
Ratios to Average Net Assets:
Gross Expenses	1.45%	1.48%	1.59%	1.49%	1.40%
Net Expenses	1.20%	1.20%	1.20%	1.21%	1.40%
Net Investment Income	3.85%	4.26%	5.21%	4.97%	4.84%
Portfolio Turnover Rate	97%	74%	199%	14%	3%

SAFECO Intermediate-Term U.S. Treasury Fund	For the Year Ended December 31

Class B	2002	2001	2000	1999	1998

Net Asset Value at Beginning of Period	$10.62	$10.49	$9.99	$10.74	$10.35
Income (Loss) From Investment Operations
Net Investment Income	0.37	0.38	0.45	0.43	0.45
Net Realized and Unrealized Gain (Loss) on Investments	0.62	0.14	0.50	(0.75)	0.39

Total from Investment Operations	0.99	0.52	0.95	(0.32)	0.84
Less Distributions
Dividends from Net Investment Income	(0.41)	(0.39)	(0.45)	(0.43)	(0.45)
Distributions from Realized Gains	(0.23)	–	–	–	–

Total Distributions	(0.64)	(0.39)	(0.45)	(0.43)	(0.45)

Net Asset Value at End of Period	$10.97	$10.62	$10.49	$9.99	$10.74

Total Return†	9.55%	5.01%	9.78%	(2.97% )	8.30%
Net Assets at End of Period (000’s)	$2,139	$867	$732	$786	$788
Ratios to Average Net Assets:
Gross Expenses	2.14%	2.27%	2.36%	2.27%	2.00%
Net Expenses	1.95%	1.95%	1.95%	1.96%	2.00%
Net Investment Income	3.03%	3.54%	4.49%	4.20%	4.28%
Portfolio Turnover Rate	97%	74%	199%	14%	3%

†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

Financial Highlights

(For a Share Outstanding Throughout the Period)

	Class A				Class B

SAFECO U.S. Government Fund	For the Year Ended December 31		Eight-Month Period Ended December 31††		For the Year Ended December 31		Eight-Month Period Ended December 31††

	2002	2001	2000		2002	2001	2000

Net Asset Value at Beginning of Period	$9.47	$9.35	$9.01		$9.47	$9.36	$9.01
Income From Investment Operations
Net Investment Income	0.43	0.52	0.36		0.36	0.45	0.25
Net Realized and Unrealized Gain on Investments	0.45	0.12	0.34		0.46	0.11	0.35

Total from Investment Operations	0.88	0.64	0.70		0.82	0.56	0.60
Less Distributions
Dividends from Net Investment Income	(0.47)	(0.52)	(0.36)		(0.40)	(0.45)	(0.25)

Net Asset Value at End of Period	$9.88	$9.47	$9.35		$9.89	$9.47	$9.36

Total Return†	9.53%	7.02%	8.03%	*	8.83%	6.10%	7.61%	*
Net Assets at End of Period (000’s)	$740	$266	$105		$337	$189	$139
Ratios to Average Net Assets:
Gross Expenses	1.41%	1.47%	1.27%	**	2.28%	2.14%	1.99%	**
Net Expenses	1.20%	1.20%	1.20%	**	1.95%	1.95%	1.95%	**
Net Investment Income	3.99%	5.44%	5.97%	**	3.49%	4.74%	5.22%	**
Portfolio Turnover Rate	63%	63%	160%	**	63%	63%	160%	**

SAFECO Managed Bond Fund	For the Year Ended December 31

Class A	2002	2001	2000		1999	1998

Net Asset Value at Beginning of Period	$8.40	$8.29	$7.90		$8.65	$8.60
Income (Loss) From Investment Operations
Net Investment Income	0.39	0.43	0.46		0.39	0.37
Net Realized and Unrealized Gain (Loss) on Investments	0.20	0.11	0.39		(0.75)	0.30

Total from Investment Operations	0.59	0.54	0.85		(0.36)	0.67
Less Distributions
Dividends from Net Investment Income	(0.42)	(0.43)	(0.46)		(0.39)	(0.37)
Distributions from Realized Gains	–	–	–		–	(0.25)

Total Distributions	(0.42)	(0.43)	(0.46)		(0.39)	(0.62)

Net Asset Value at End of Period	$8.57	$8.40	$8.29		$7.90	$8.65

Total Return†	7.18%	6.69%	11.19%		(4.24% )	7.87%
Net Assets at End of Period (000’s)	$1,282	$1,092	$539		$573	$295
Ratios to Average Net Assets:
Gross Expenses	1.95%	1.97%	2.07%		1.87%	1.86%
Net Expenses	1.15%	1.15%	1.15%		1.21%	1.86%
Net Investment Income	4.48%	5.12%	5.80%		4.79%	4.09%
Portfolio Turnover Rate	93%	126%	102%		147%	133%

*	Not annualized.
**	Annualized.
†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
††	For the period from April 30, 2000 (initial issue date of Class A and B shares) through December 31, 2000.

Financial Highlights

(For a Share Outstanding Throughout the Period)

SAFECO Managed Bond Fund	For the Year Ended December 31

Class B	2002	2001	2000	1999	1998

Net Asset Value at Beginning of Period	$8.40	$8.28	$7.89	$8.64	$8.60
Income (Loss) From Investment Operations
Net Investment Income	0.32	0.37	0.40	0.32	0.28
Net Realized and Unrealized Gain (Loss) on Investments	0.19	0.12	0.39	(0.75)	0.29

Total from Investment Operations	0.51	0.49	0.79	(0.43)	0.57
Less Distributions
Dividends from Net Investment Income	(0.35)	(0.37)	(0.40)	(0.32)	(0.28)
Distributions from Realized Gains	–	–	–	–	(0.25)

Total Distributions	(0.35)	(0.37)	(0.40)	(0.32)	(0.53)

Net Asset Value at End of Period	$8.56	$8.40	$8.28	$7.89	$8.64

Total Return†	6.26%	6.03%	10.39%	(4.98% )	6.67%
Net Assets at End of Period (000’s)	$1,024	$915	$746	$924	$523
Ratios to Average Net Assets:
Gross Expenses	2.67%	2.76%	2.79%	2.61%	2.89%
Net Expenses	1.90%	1.90%	1.90%	1.94%	2.89%
Net Investment Income	3.76%	4.40%	5.08%	4.02%	3.07%
Portfolio Turnover Rate	93%	126%	102%	147%	133%

SAFECO California Tax-Free Income Fund	For the Year Ended December 31

Class A	2002	2001	2000	1999	1998

Net Asset Value at Beginning of Period	$12.40	$12.50	$11.05	$12.74	$12.94
Income (Loss) From Investment Operations
Net Investment Income	0.57	0.58	0.53	0.52	0.55
Net Realized and Unrealized Gain (Loss) on Investments	0.43	(0.11)	1.45	(1.69)	0.17

Total from Investment Operations	1.00	0.47	1.98	(1.17)	0.72
Less Distributions
Dividends from Net Investment Income	(0.51)	(0.57)	(0.53)	(0.52)	(0.55)
Distributions in Excess of Net Investment Income	(0.04)	–	–	–	–
Distributions from Realized Gains	(0.18)	–	–	–	(0.37)

Total Distributions	(0.73)	(0.57)	(0.53)	(0.52)	(0.92)

Net Asset Value at End of Period	$12.67	$12.40	$12.50	$11.05	$12.74

Total Return†	8.31%	3.82%	18.41%	(9.41% )	5.73%
Net Assets at End of Period (000’s)	$636	$645	$675	$740	$678
Ratios to Average Net Assets:
Expenses	1.06%	1.06%	1.05%	1.07%	1.04%
Net Investment Income	4.25%	4.66%	4.62%	4.36%	4.25%
Portfolio Turnover Rate	25%	32%	26%	25%	39%

†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

Financial Highlights

(For a Share Outstanding Throughout the Period)

SAFECO California Tax-Free Income Fund	For the Year Ended December 31

Class B	2002	2001	2000	1999	1998

Net Asset Value at Beginning of Period	$12.39	$12.49	$11.04	$12.73	$12.93
Income (Loss) From Investment Operations
Net Investment Income	0.48	0.49	0.45	0.43	0.46
Net Realized and Unrealized Gain (Loss) on Investments	0.42	(0.11)	1.45	(1.69)	0.17

Total from Investment Operations	0.90	0.38	1.90	(1.26)	0.63
Less Distributions
Dividends from Net Investment Income	(0.42)	(0.48)	(0.45)	(0.43)	(0.46)
Distributions in Excess of Net Investment Income	(0.04)	–	–	–	–
Distributions from Realized Gains	(0.18)	–	–	–	(0.37)

Total Distributions	(0.64)	(0.48)	(0.45)	(0.43)	(0.83)

Net Asset Value at End of Period	$12.65	$12.39	$12.49	$11.04	$12.73

Total Return†	7.47%	3.02%	17.63%	(10.07% )	4.98%
Net Assets at End of Period (000’s)	$1,111	$1,613	$1,176	$799	$927
Ratios to Average Net Assets:
Expenses	1.77%	1.80%	1.72%	1.80%	1.76%
Net Investment Income	3.54%	3.97%	3.88%	3.63%	3.45%
Portfolio Turnover Rate	25%	32%	26%	25%	39%

SAFECO Municipal Bond Fund	For the Year Ended December 31

Class A	2002	2001	2000	1999	1998

Net Asset Value at Beginning of Period	$13.98	$13.97	$12.90	$14.45	$14.53
Income (Loss) From Investment Operations
Net Investment Income	0.66	0.66	0.65	0.64	0.66
Net Realized and Unrealized Gain (Loss) on Investments	0.69	0.02	1.07	(1.55)	0.16

Total from Investment Operations	1.35	0.68	1.72	(0.91)	0.82
Less Distributions
Dividends from Net Investment Income	(0.64)	(0.64)	(0.65)	(0.64)	(0.66)
Distributions from Realized Gains	(0.23)	(0.03)	–	–	(0.24)

Total Distributions	(0.87)	(0.67)	(0.65)	(0.64)	(0.90)

Net Asset Value at End of Period	$14.46	$13.98	$13.97	$12.90	$14.45

Total Return†	9.99%	4.92%	13.76%	(6.47% )	5.75%
Net Assets at End of Period (000’s)	$3,787	$1,273	$1,052	$929	$946
Ratios to Average Net Assets:
Expenses	0.89%	0.98%	0.97%	0.98%	0.98%
Net Investment Income	4.74%	4.63%	4.96%	4.66%	4.51%
Portfolio Turnover Rate	19%	9%	32%	17%	21%

†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

Financial Highlights

(For a Share Outstanding Throughout the Period)

SAFECO Municipal Bond Fund	For the Year Ended December 31

Class B	2002	2001	2000	1999	1998

Net Asset Value at Beginning of Period	$13.95	$13.94	$12.88	$14.43	$14.52
Income (Loss) From Investment Operations
Net Investment Income	0.55	0.55	0.56	0.54	0.57
Net Realized and Unrealized Gain (Loss) on Investments	0.68	0.02	1.06	(1.55)	0.15

Total from Investment Operations	1.23	0.57	1.62	(1.01)	0.72
Less Distributions
Dividends from Net Investment Income	(0.53)	(0.53)	(0.56)	(0.54)	(0.57)
Distributions from Realized Gains	(0.23)	(0.03)	–	–	(0.24)

Total Distributions	(0.76)	(0.56)	(0.56)	(0.54)	(0.81)

Net Asset Value at End of Period	$14.42	$13.95	$13.94	$12.88	$14.43

Total Return†	9.07%	4.14%	12.87%	(7.14% )	5.08%
Net Assets at End of Period (000’s)	$2,494	$1,236	$686	$1,322	$1,375
Ratios to Average Net Assets:
Expenses	1.68%	1.73%	1.71%	1.70%	1.61%
Net Investment Income	3.86%	3.87%	4.24%	3.94%	3.89%
Portfolio Turnover Rate	19%	9%	32%	17%	21%

SAFECO Money Market Fund	For the Year Ended December 31

Class A	2002	2001	2000	1999	1998

Net Asset Value at Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations
Net Investment Income	0.01	0.04	0.06	0.05	0.05
Less Distributions	(0.01)	(0.04)	(0.06)	(0.05)	(0.05)

Net Asset Value at End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	1.28%	3.75%	5.91%	4.64%	4.92%
Net Assets at End of Period (000’s)	$5,429	$5,193	$4,532	$3,554	$2,186
Ratios to Average Net Assets:
Gross Expenses	0.96%	0.99%	1.04%	1.00%	0.92%
Net Expenses	0.79%	0.80%	0.80%	0.80%	0.92%
Net Investment Income	1.26%	3.68%	5.88%	4.60%	4.87%

†	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

Financial Highlights

(For a Share Outstanding Throughout the Period)

SAFECO Money Market Fund	For the Year Ended December 31

Class B	2002	2001	2000	1999	1998

Net Asset Value at Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations
Net Investment Income	0.01	0.04	0.06	0.05	0.05
Less Distributions	(0.01)	(0.04)	(0.06)	(0.05)	(0.05)

Net Asset Value at End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	1.28%	3.75%	5.93%	4.65%	4.76%
Net Assets at End of Period (000’s)	$1,081	$1,192	$742	$979	$670
Ratios to Average Net Assets:
Gross Expenses	1.03%	1.00%	1.13%	1.08%	1.05%
Net Expenses	0.79%	0.80%	0.80%	0.82%	1.05%
Net Investment Income	1.27%	3.61%	5.78%	4.56%	4.71%

SAFECO Money Market Fund	For the Year Ended December 31		Eight-Month Period Ended December 31†

Class C	2002	2001	2000

Net Asset Value at Beginning of Period	$1.00	$1.00	$1.00
Income From Investment Operations
Net Investment Income	0.01	0.04	0.04
Less Distributions	(0.01)	(0.04)	(0.04)

Net Asset Value at End of Period	$1.00	$1.00	$1.00

Total Return	1.28%	3.75%	4.08%	*
Net Assets at End of Period (000’s)	$123	$112	$100
Ratios to Average Net Assets:
Gross Expenses	1.18%	0.88%	0.98%	**
Net Expenses	0.79%	0.80%	0.80%	**
Net Investment Income	1.27%	3.64%	5.93%	**

*	Not annualized.
**	Annualized.
†	For the period from April 30, 2000 (initial issue date of Class C shares) through December 31, 2000.

Notes to Financial Statements

1.    GENERAL

This financial report is on the 17 SAFECO Mutual Funds that issue Class A, B and C shares. Each Fund is a series of one of the following trusts (each a “Trust”) listed below. Each Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

SAFECO Common Stock Trust

SAFECO Growth Opportunities Fund

SAFECO Equity Fund

SAFECO Dividend Income Fund

SAFECO Northwest Fund

SAFECO Balanced Fund

SAFECO International Stock Fund

SAFECO Small Company Value Fund

SAFECO U.S. Value Fund

SAFECO Small Company Growth Fund

SAFECO U.S. Growth Fund

SAFECO Taxable Bond Trust

SAFECO High-Yield Bond Fund

SAFECO Intermediate-Term U.S. Treasury Fund

SAFECO U.S. Government Fund (formerly the SAFECO GNMA Fund)

SAFECO Managed Bond Trust

SAFECO Managed Bond Fund

SAFECO Tax-Exempt Bond Trust

SAFECO Municipal Bond Fund

SAFECO California Tax-Free Income Fund

SAFECO Money Market Trust

SAFECO Money Market Fund

The Funds offer up to four classes of shares:

*	Investor Class shares—sold directly to shareholders with no associated sales charges.

*	Class A, Class B, and Class C shares—sold by financial advisors to shareholders with associated sales and distribution charges.

Each class of shares has equal rights as to earnings and assets except that each class bears different distribution, shareholder service, and transfer agent expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. Class B shares automatically convert to Class A shares at the end of the month following the sixth anniversary of issuance.

In connection with issuing Class A, B and C shares, the Funds have adopted a Plan of Distribution (the “Plan”). Under the Plan, these classes pay a service fee to the distributor, SAFECO Securities, Inc., for selling its shares at the annual rate of 0.25% of the average daily net assets of each class. Class B and Class C Shares also pay the distributor a distribution fee at the annual rate of 0.75% of the average daily net assets of each class. Under the Plan, the distributor uses the service fees primarily to compensate persons for selling shares in each class and for providing ongoing services to shareholders. The distributor uses the distribution fees primarily to offset commissions it pays to financial advisors for selling these shares.

SAFECO MUTUAL FUNDS	1-800-528-6501

Notes to Financial Statements

2.    SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States.

Security Valuation.    Investments in securities traded on a national securities exchange are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price, except for short positions and call options written, for which the last quoted asked price is used. Investments in the Money Market Fund consist of short-term securities maturing within thirteen months from the date of purchase. Securities purchased for the Money Market Fund at par are valued at cost, all other securities are valued at amortized cost, which approximates market value. Bonds are stated on the basis of valuations provided by a pricing service, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. When valuations are not readily available, securities are valued at fair value as determined in good faith pursuant to procedures established by the Fund’s Board of Trustees.

Security Transactions.    Security transactions are recorded on the trade date. The cost of the portfolios is the same for financial statement and Federal income tax purposes. Realized gains and losses from security transactions are determined using the identified cost basis.

Securities Lending.    The Common Stock Trust (excluding the International Stock, Small Company Growth and the U.S. Growth Funds), High-Yield Bond, Intermediate-Term U.S. Treasury and the Managed Bond Funds may lend portfolio securities to broker-dealers and to qualified banks. The loans are secured by cash collateral in an amount equal to at least the market value, as of the prior business day, of the loaned securities plus any accrued interest and dividends. During the time the securities are on loan, the Funds will continue to receive the interest and dividends on the loaned securities, while earning interest on the investment of the cash collateral. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower is required to return to the Fund securities identical to the loaned securities. The Funds may pay reasonable administrative fees in connection with the loans of their securities and share the interest earned on the cash collateral with the borrower. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Income Recognition.    Dividend income less foreign taxes withheld (if any) for the Common Stock Trust is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Bond premiums and original issue discounts are amortized to either call or maturity dates. Market discount on bonds purchased after April 30, 1993 is recorded as taxable income at disposition for the Tax-Exempt Bond Trust. Interest is recorded on an accrual basis.

Redemption Fees.    Effective October 1, 2001 for the International Stock Fund and effective July 1, 2002 for the Growth Opportunities, Northwest, Small Company Value, Small Company Growth, High-Yield Bond, and U.S. Government Funds, shares held for less than 90 days are subject to an early redemption fee equal to 2% of the proceeds of the redeemed shares. These fees, which are retained by the Funds, are accounted for as an addition to paid in capital for financial statement reporting purposes and as ordinary income for tax reporting purposes.

Notes to Financial Statements

Dividends and Distributions to Shareholders.    For the Growth Opportunities, Northwest, International Stock, Small Company Value, Small Company Growth, and U.S. Growth Funds, net investment income (if any) is declared as a dividend to shareholders as of the last business day (ex-dividend date) of December. For the Equity, Dividend Income, Balanced, and U.S. Value Funds, net investment income (if any) is distributed as of the last business day of March, June, September and December. Net investment income for Funds in the Taxable Bond Trust, Managed Bond Trust, Tax-Exempt Bond Trust and Money Market Trust is declared as a dividend to shareholders of record as of the close of each business day and payment is made as of the last business day of each month. Net realized gains on investments, if any, are normally distributed to shareholders in December and March. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Federal Income and Excise Taxes.    Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies by distributing substantially all taxable income to their shareholders in a manner which results in no tax to the Funds. Therefore, no Federal income or excise tax provision is required. In addition, the Tax-Exempt Bond Trust intends to satisfy conditions which will enable it to pay dividends which, for shareholders, are exempt from Federal income taxes. Any portion of dividends representing net capital gains, however, is not exempt and is treated as taxable dividends for Federal income tax purposes.

Foreign Currency Translation.    The accounting records of the International Stock Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, and dividend and interest income, are translated at the rates of exchange prevailing on the respective dates of such transactions. The International Stock Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized gains or losses from foreign currency transactions arise from gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the International Stock Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Foreign Exchange Contracts.    The International Stock Fund may enter into foreign currency exchange contracts and forward foreign currency exchange contracts as a way of managing foreign currency exchange rate risk. The International Stock Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the International Stock Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. Dollar value of the International Stock Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses on foreign currency contracts are recorded on settlement date of the foreign currency exchange contract and are included in the Statements of Assets and Liabilities and the Statement of Operations. Risks may

SAFECO MUTUAL FUNDS	www.safecofunds.com

Notes to Financial Statements

arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. Dollar. With respect to forward foreign currency exchange contracts, liquid securities, with a value at least equal to the market value of the commitment, are segregated on the accounting records of the Fund.

Forward Commitment.    The Funds may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Funds may dispose of a forward commitment transaction prior to settlement if it is appropriate to do so and realize short-term gains (or losses) upon such sale. The value of the securities purchased on a delayed delivery or when issued basis are identified as such in each respective Portfolio of Investments. With respect to such transactions, liquid securities, with a value at least equal to the market value of the commitment, are segregated on the accounting records of the respective Fund.

Estimates.    The preparation of financial statements in conformity with accounting principals generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.    INVESTMENT TRANSACTIONS

Following is a summary of investment transactions (excluding short-term securities) during the year ended December 31, 2002 (in thousands):

	Purchases	Sales

Growth Opportunities Fund	$229,550	$383,302
Equity Fund	382,069	517,340
Dividend Income Fund	25,494	37,087
Northwest Fund	11,554	20,357
International Stock Fund	3,634	4,390
Balanced Fund	10,974	10,223
Small Company Value Fund	28,372	18,480
U.S. Value Fund	3,295	3,165
Small Company Growth Fund	8,704	8,088
U.S. Growth Fund	1,680	1,324
High-Yield Bond Fund	58,493	61,921
Intermediate-Term U.S. Treasury Fund	25,980	22,635
U.S. Government Fund	40,472	31,771
Managed Bond Fund	9,996	8,795
California Tax-Free Income Fund	23,696	22,890
Municipal Bond Fund	110,186	105,661

Purchases include $1,599, $20,324, $15,805 and $3,135 of U.S. Government securities in the Balanced, Intermediate-Term U.S. Treasury, U.S. Government, and Managed Bond Funds, respectively. Sales include $456, $13,862, $1,605 and $1,016 of U.S. Government securities in the Balanced, Intermediate-Term U.S. Treasury, U.S. Government, and Managed Bond Funds, respectively.

Notes to Financial Statements

4.	FUND MERGER

The SAFECO Insured Municipal Bond Fund ceased operation effective May 4, 2001. The assets of the Insured Municipal Bond Fund were merged into the assets of the Municipal Bond Fund. This was accomplished by a tax-free exchange of 1,462,000 shares of the Municipal Bond Fund valued at $13.93 per share for the net assets of the Insured Municipal Bond Fund, which aggregated $20,372,000, including $1,139,000 of unrealized appreciation and $696,000 in accumulated net realized loss. The net assets of the Municipal Bond Fund before the merger were $508,620,000 and the combined net assets of the Municipal Bond Fund immediately after the merger were $528,992,000.

5.	SECURITIES LENDING

At December 31, 2002, the value of securities on loan and related collateral received for portfolio securities loaned were as follows (in thousands):

	Value of Securities on Loan	Collateral Received

Growth Opportunities Fund	$108,010	$114,201
Equity Fund	3,322	3,460
Dividend Income Fund	6,050	6,274
Northwest Fund	3,863	4,131
Balanced Fund	447	461
Small Company Value Fund	1,954	2,102
U.S. Value Fund	641	661
High-Yield Bond Fund	6,158	6,281
Managed Bond Fund	209	214

As of December 31, 2002, the cash collateral received for the securities on loan is invested in the State Street Navigator Securities Lending Prime Portfolio, a money market fund.

6.	COMMITMENTS

At December 31, 2002, the International Stock Fund had open forward foreign currency exchange contracts obligating it to receive or deliver the following foreign currencies (in thousands):

Currency to be Delivered	In Exchange For	Settlement Date	U.S. Dollar Value as of Dec. 31, 2002	Unrealized Depreciation

16,065 Japanese Yen	$130	1/16/03	$135	$(5)
17,218 Japanese Yen	139	1/28/03	145	(6)

	$269		$280	$(11)

7.	NET INVESTMENT LOSS

The Growth Opportunities, Northwest, Small Company Growth and U.S. Growth Funds had net investment losses for the year ended December 31, 2002. For all Funds, excluding U.S. Growth, these amounts were recorded as a reduction to paid in capital. For the U.S. Growth Fund a portion of the net investment loss was reclassified to paid in capital. The remaining net investment loss is related to temporary differences between the timing of determining net investment income for financial reporting purposes versus tax purposes.

SAFECO MUTUAL FUNDS	1-800-528-6501

Notes to Financial Statements

8.	COMPONENTS OF DISTRIBUTABLE EARNINGS

Components of distributable earnings for financial reporting purposes at December 31, 2002, was as follows (in thousands):

	Growth Opportunities Fund	Equity Fund	Dividend Income Fund	Northwest Fund	International Stock Fund

Gross Unrealized Appreciation on Investments	$97,874	$155,088	$23,446	$16,690	$2,856
Gross Unrealized Depreciation on Investments	(174,248)	(99,860)	(17,486)	(16,930)	(2,436)

Net Unrealized Appreciation (Depreciation) on Investments	(76,374)	55,228	5,960	(240)	420
Accumulated Realized Loss	(129,681)	(47,655)	(5,636)	(12,276)	(7,033)

Distributable Earnings	$(206,055)	$7,573	$324	$(12,516)	$(6,613)

Components of distributable earnings on a tax basis at December 31, 2002, was as follows (in thousands):
Federal Tax Cost on Investments	$517,355	$630,154	$127,597	$65,372	$20,370

Gross Unrealized Appreciation on Investments	$97,838	$155,088	$23,446	$16,678	$2,690
Gross Unrealized Depreciation on Investments	(177,183)	(99,860)	(17,486)	(16,934)	(3,386)

Net Unrealized Appreciation (Depreciation) on Investments	(79,345)	55,228	5,960	(256)	(696)
Capital Loss Carryforward*	(92,426)	(43,969)	(5,636)	(11,625)	(5,685)
Deferred Loss**	(34,284)	(3,686)	–	(635)	(232)

Distributable Earnings	$(206,055)	$7,573	$324	$(12,516)	$(6,613)

Components of distributable earnings for financial reporting purposes at December 31, 2002, was as follows (in thousands):
	Balanced Fund	Small Company Value Fund	U.S. Value Fund	Small Company Growth Fund	U.S. Growth Fund

Gross Unrealized Appreciation on Investments	$1,145	$5,563	$624	$307	$112
Gross Unrealized Depreciation on Investments	(1,518)	(3,589)	(1,163)	(218)	(828)

Net Unrealized Appreciation (Depreciation) on Investments	(373)	1,974	(539)	89	(716)
Accumulated Undistributed Net Investment Loss	(8)	–	–	(37)	(37)
Accumulated Realized Loss	(885)	(7,985)	(759)	(1,068)	(491)

Distributable Earnings	$(1,266)	$(6,011)	$(1,298)	$(1,016)	$(1,244)

Components of distributable earnings on a tax basis at December 31, 2002, was as follows (in thousands):
Federal Tax Cost on Investments	$17,382	$42,119	$8,064	$4,604	$5,188

Gross Unrealized Appreciation on Investments	$1,132	$5,517	$623	$300	$112
Gross Unrealized Depreciation on Investments	(1,535)	(3,649)	(1,173)	(254)	(834)

Net Unrealized Appreciation (Depreciation) on Investments	(403)	1,868	(550)	46	(722)
Unamortized Deferred Offering Costs	–	–	–	(37)	(37)
Capital Loss Carryforward*	(786)	(6,740)	(673)	(778)	(451)
Deferred Loss**	(77)	(1,139)	(75)	(247)	(34)

Distributable Earnings	$(1,266)	$(6,011)	$(1,298)	$(1,016)	$(1,244)

Differences between financial statement reporting basis and tax-basis reporting is attributable primarily to the tax deferral of losses on wash sales, premium and discount amortization methods, classification of paydown gains and losses, amortization methods of deferred offering costs and the realization of unrealized gains (losses) on certain forward foreign currency contracts.

*	At December 31, 2002, the following funds had accumulated net realized losses on investment transactions that represent capital loss carryforwards for Federal income tax purposes, which expire as follow:

	Expiration Dates		Expiration Dates

Growth Opportunities Fund	2007—2010	Balanced Fund	2008—2010
Equity Fund	2009—2010	Small Company Value Fund	2006—2009
Dividend Income Fund	2008—2010	U.S. Value Fund	2008—2010
Northwest Fund	2008—2010	Small Company Growth Fund	2010
International Stock Fund	2009—2010	U.S. Growth Fund	2010

**	From November 1, 2002, through December 31, 2002, the funds incurred net realized capital losses. As permitted by tax regulations, these funds have elected to defer those losses and treat them as arising in the year ending December 31, 2003.

Notes to Financial Statements

Components of distributable earnings for financial reporting purposes at December 31, 2002, was as follows (in thousands):

	High-Yield Bond Fund	Intermediate-Term U.S. Treasury Fund	U.S. Government Fund	Managed Bond Fund

Gross Unrealized Appreciation on Investments	$1,069	$1,259	$2,464	$418
Gross Unrealized Depreciation on Investments	(4,303)	–	–	(61)

Net Unrealized Appreciation (Depreciation) on Investments	(3,234)	1,259	2,464	357
Accumulated Undistributed Net Investment Income (Loss)	198	(128)	(110)	–
Accumulated Realized Gain (Loss)	(27,820)	(10)	(2,155)	(331)

Distributable Earnings	$(30,856)	$1,121	$199	$26

Components of distributable earnings on a tax basis at December 31, 2002, was as follows (in thousands):
Federal Tax Cost on Investments	$37,994	$26,791	$53,743	$10,088

Gross Unrealized Appreciation on Investments	$1,266	$1,259	$2,464	$418
Gross Unrealized Depreciation on Investments	(4,304)	(129)	(110)	(62)

Net Unrealized Appreciation (Depreciation) on Investments	(3,038)	1,130	2,354	356
Capital Loss Carryforward*	(25,663)	–	(2,111)	(330)
Deferred Loss**	(2,155)	(9)	(44)	–

Distributable Earnings	$(30,856)	$1,121	$199	$26

Components of distributable earnings for financial reporting purposes at December 31, 2002, was as follows (in thousands):
	California Tax-Free Income Fund	Municipal Bond Fund

Gross Unrealized Appreciation on Investments	$7,091	$60,974
Gross Unrealized Depreciation on Investments	(299)	(1,688)

Net Unrealized Appreciation on Investments	6,792	59,286
Accumulated Undistributed Net Investment Income	239	1,304
Accumulated Realized Gain	170	3,106

Distributable Earnings	$7,201	$63,696

Components of distributable earnings on a tax basis at December 31, 2002, was as follows (in thousands):
Federal Tax Cost on Investments	$87,478	$512,168

Gross Unrealized Appreciation on Investments	$7,330	$62,278
Gross Unrealized Depreciation on Investments	(299)	(1,688)

Net Unrealized Appreciation on Investments	7,031	60,590
Undistributed Long-term Gain	170	3,106

Distributable Earnings	$7,201	$63,696

Differences between financial statement reporting basis and tax-basis reporting is attributable primarily to the tax deferral of losses on wash sales, premium and discount amortization methods and the classification of paydown gains and losses.

*	At December 31, 2002, the following funds had accumulated net realized losses on investment transactions that represent capital loss carryforwards for Federal income tax purposes, which expire as follow:

Expiration Dates

High-Yield Bond Fund	2004—2010
U.S. Government Fund	2003—2010
Managed Bond Fund	2007—2010

**	From November 1, 2002, through December 31, 2002, the funds incurred net realized capital losses. As permitted by tax regulations, these funds have elected to defer those losses and treat them as arising in the year ending December 31, 2003.

SAFECO MUTUAL FUNDS	www.safecofunds.com

Notes to Financial Statements

9.    TRUST SHARE TRANSACTIONS

Following is a summary of transactions in Trust shares and the related amounts (in thousands):

	Investor Class		Class A		Class B		Class C
	2002*	2001*	2002*	2001*	2002*	2001*	2002*	2001*

	SAFECO Growth Opportunities Fund

Shares:
Sales	14,823	24,208	637	676	61	62	2	2
Reinvestments	–	–	–	–	–	–	–	–
Redemptions	(21,207)	(22,338)	(773)	(593)	(75)	(86)	–	–

Net Change	(6,384)	1,870	(136)	83	(14)	(24)	2	2

Amounts:
Sales	$354,421	$604,350	$13,504	$16,516	$1,247	$1,433	$51	$49
Reinvestments	–	–	–	–	–	–	–	–
Redemptions	(491,344)	(535,850)	(17,351)	(13,734)	(1,471)	(1,977)	(2)	(2)

Net Change	$(136,923)	$68,500	$(3,847)	$2,782	$(224)	$(544)	$49	$47

	SAFECO Equity Fund

Shares:
Sales	2,985	4,175	254	516	71	82	3	3
Reinvestments	416	321	6	3	–	–	–	–
Redemptions	(13,153)	(14,836)	(394)	(1,942)	(180)	(178)	(2)	(1)

Net Change	(9,752)	(10,340)	(134)	(1,423)	(109)	(96)	1	2

Amounts:
Sales	$47,599	$79,730	$3,899	$9,977	$1,071	$1,543	$43	$76
Reinvestments	5,965	5,869	78	57	–	–	–	–
Redemptions	(205,803)	(284,521)	(6,094)	(38,726)	(2,680)	(3,344)	(27)	(21)

Net Change	$(152,239)	$(198,922)	$(2,117)	$(28,692)	$(1,609)	$(1,801)	$16	$55

	SAFECO Dividend Income Fund

Shares:
Sales	986	412	9	6	4	4	1	1
Reinvestments	126	137	1	1	–	1	–	–
Redemptions	(1,902)	(1,644)	(10)	(13)	(17)	(18)	—	(1)

Net Change	(790)	(1,095)	—	(6)	(13)	(13)	1	–

Amounts:
Sales	$16,294	$7,994	$162	$119	$67	$85	$11	$17
Reinvestments	2,034	2,562	8	10	4	6	–	–
Redemptions	(31,760)	(31,676)	(165)	(249)	(288)	(328)	–	(9)

Net Change	$(13,432)	$(21,120)	$5	$(120)	$(217)	$(237)	$11	$8

*	For the year ended December 31.

Notes to Financial Statements

	Investor Class		Class A		Class B		Class C
	2002*	2001*	2002*	2001*	2002*	2001*	2002*	2001*

	SAFECO Northwest Fund

Shares:
Sales	1,027	1,399	70	71	23	49	–	1
Reinvestments	–	–	–	–	–	–	–	–
Redemptions	(1,521)	(1,964)	(96)	(110)	(67)	(44)	–	–

Net Change	(494)	(565)	(26)	(39)	(44)	5	–	1

Amounts:
Sales	$18,172	$25,295	$1,113	$1,340	$358	$908	$4	$14
Reinvestments	–	–	–	–	–	–	–	–
Redemptions	(26,179)	(35,931)	(1,472)	(2,051)	(1,051)	(783)	(4)	(5)

Net Change	$(8,007)	$(10,636)	$(359)	$(711)	$(693)	$125	$–	$9

	SAFECO International Stock Fund

Shares:
Sales	930	13,235	189	459	9	163	2	1
Reinvestments	16	35	1	2	–	1	–	–
Redemptions	(1,002)	(13,368)	(188)	(469)	(19)	(172)	–	–

Net Change	(56)	(98)	2	(8)	(10)	(8)	2	1

Amounts:
Sales	$8,824	$158,423	$1,865	$5,294	$81	$1,954	$14	$12
Reinvestments	137	366	6	19	–	10	–	–
Redemptions	(9,611)	(161,176)	(1,871)	(5,450)	(184)	(2,059)	–	(3)

Net Change	$(650)	$(2,387)	$–	$(137)	$(103)	$(95)	$14	$9

	SAFECO Balanced Fund

Shares:
Sales	273	228	31	28	21	25
Reinvestments	22	20	4	4	3	3
Redemptions	(244)	(217)	(30)	(32)	(35)	(17)

Net Change	51	31	5	–	(11)	11

Amounts:
Sales	$3,037	$2,669	$342	$334	$228	$296
Reinvestments	237	235	41	43	31	33
Redemptions	(2,714)	(2,545)	(321)	(377)	(382)	(194)

Net Change	$560	$359	$62	$–	$(123)	$135

*	For the year ended December 31.

SAFECO MUTUAL FUNDS	1-800-528-6501

Notes to Financial Statements

	Investor Class		Class A		Class B
	2002*	2001*	2002*	2001*	2002*	2001*

	SAFECO Small Company Value Fund

Shares:
Sales	2,591	5,045	148	66	25	9
Reinvestments	11	20	–	–	–	–
Redemptions	(1,896)	(4,824)	(106)	(65)	(20)	(9)

Net Change	706	241	42	1	5	–

Amounts:
Sales	$35,845	$64,825	$1,927	$835	$315	$100
Reinvestments	147	273	1	6	–	–
Redemptions	(25,903)	(61,938)	(1,372)	(815)	(251)	(106)

Net Change	$10,089	$3,160	$556	$26	$64	$(6)

	SAFECO U.S. Value Fund

Shares:
Sales	86	67	8	9	15	9
Reinvestments	4	3	–	–	–	–
Redemptions	(98)	(39)	(5)	(4)	(6)	(8)

Net Change	(8)	31	3	5	9	1

Amounts:
Sales	$872	$756	$87	$97	$145	$97
Reinvestments	35	34	2	2	1	1
Redemptions	(946)	(428)	(56)	(46)	(58)	(81)

Net Change	$(39)	$362	$33	$53	$88	$17

	Investor Class		Class A		Class B		Class C
	2002*	2001**	2002*	2001**	2002*	2001**	2002*	2001**

	SAFECO Small Company Growth Fund

Shares:
Sales	88	209	3	103	2	100	9	100
Reinvestments	–	–	–	–	–	–	–	–
Redemptions	(43)	–	–	(2)	–	–	(9)	–

Net Change	45	209	3	101	2	100	–	100

Amounts:
Sales	$941	$2,096	$35	$1,030	$17	$1,000	$100	$1,000
Reinvestments	2	–	–	–	–	–	–	–
Redemptions	(402)	–	(1)	(24)	–	–	(86)	–

Net Change	$541	$2,096	$34	$1,006	$17	$1,000	$14	$1,000

*	For the year ended December 31.
**	For the period from October 31, 2001 (commencement of operations) through December 31.

Notes to Financial Statements

	Investor Class		Class A		Class B		Class C
	2002*	2001**	2002*	2001**	2002*	2001**	2002*	2001**

	SAFECO U.S. Growth Fund

Shares:
Sales	110	226	4	101	2	100	1	100
Reinvestments	–	–	–	–	–	–	–	–
Redemptions	(63)	(3)	–	–	–	–	–	–

Net Change	47	223	4	101	2	100	1	100

Amounts:
Sales	$922	$2,277	$36	$1,011	$23	$1,000	$9	$1,000
Reinvestments	2	–	–	–	–	–	–	–
Redemptions	(539)	(31)	–	–	(4)	–	–	–

Net Change	$385	$2,246	$36	$1,011	$19	$1,000	$9	$1,000

	Investor Class		Class A		Class B		Class C
	2002*	2001*	2002*	2001*	2002*	2001*	2002*	2001*

	SAFECO High-Yield Bond Fund

Shares:
Sales	6,364	15,461	298	809	11	15	6	2
Reinvestments	413	503	9	9	10	10	1	–
Redemptions	(7,999)	(15,580)	(78)	(809)	(34)	(21)	(1)	(1)

Net Change	(1,222)	384	229	9	(13)	4	6	1

Amounts:
Sales	$35,787	$107,668	$1,414	$5,312	$66	$108	$32	$15
Reinvestments	2,242	3,487	46	61	54	65	1	–
Redemptions	(46,105)	(108,672)	(473)	(5,327)	(180)	(143)	(3)	(10)

Net Change	$(8,076)	$2,483	$987	$46	$(60)	$30	$30	$5

	SAFECO Intermediate-Term U.S. Treasury Fund

Shares:
Sales	1,180	1,367	118	193	119	13
Reinvestments	92	54	11	4	7	3
Redemptions	(1,153)	(1,242)	(22)	(144)	(13)	(4)

Net Change	119	179	107	53	113	12

Amounts:
Sales	$12,661	$14,523	$1,281	$2,036	$1,297	$137
Reinvestments	1,000	576	122	45	80	26
Redemptions	(12,340)	(13,187)	(239)	(1,518)	(148)	(38)

Net Change	$1,321	$1,912	$1,164	$563	$1,229	$125

*	For the year ended December 31.
**	For the period from October 31, 2001 (commencement of operations) through December 31.

SAFECO MUTUAL FUNDS	www.safecofunds.com

Notes to Financial Statements

	Investor Class		Class A		Class B
	2002*	2001*	2002*	2001*	2002*	2001*

	SAFECO U.S. Government Fund

Shares:
Sales	1,945	4,933	61	17	14	5
Reinvestments	218	197	2	–	1	–
Redemptions	(1,308)	(4,371)	(16)	–	(1)	–

Net Change	855	759	47	17	14	5

Amounts:
Sales	$18,802	$46,891	$594	$159	$139	$50
Reinvestments	2,111	1,871	14	3	5	3
Redemptions	(12,643)	(41,517)	(155)	(2)	(6)	(4)

Net Change	$8,270	$7,245	$453	$160	$138	$49

	SAFECO Managed Bond Fund

Shares:
Sales	251	271	53	88	20	45
Reinvestments	23	19	6	4	4	4
Redemptions	(183)	(141)	(40)	(27)	(13)	(30)

Net Change	91	149	19	65	11	19

Amounts:
Sales	$2,116	$2,287	$452	$739	$169	$378
Reinvestments	196	163	50	36	32	32
Redemptions	(1,537)	(1,188)	(335)	(225)	(111)	(251)

Net Change	$775	$1,262	$167	$550	$90	$159

	SAFECO California Tax-Free Income Fund

Shares:
Sales	2,842	2,848	10	–	2	33
Reinvestments	353	268	2	2	3	3
Redemptions	(3,106)	(4,246)	(14)	(4)	(47)	–

Net Change	89	(1,130)	(2)	(2)	(42)	36

Amounts:
Sales	$35,465	$36,260	$127	$5	$20	$425
Reinvestments	4,385	3,378	26	23	43	35
Redemptions	(38,991)	(53,916)	(173)	(53)	(591)	–

Net Change	$859	$(14,278)	$(20)	$(25)	$(528)	$460

*	For the year ended December 31.

Notes to Financial Statements

	Investor Class		Class A		Class B
	2002*	2001*	2002*	2001*	2002*	2001*

	SAFECO Municipal Bond Fund

Shares:
Sales	13,812	9,328	249	38	83	40
Issued on Merger (Note 4)	–	1,462	–	–	–	–
Reinvestments	1,740	1,245	7	2	4	2
Redemptions	(14,345)	(9,623)	(85)	(24)	(3)	(3)

Net Change	1,207	2,412	171	16	84	39

Amounts:
Sales	$197,158	$130,987	$3,600	$535	$1,191	$564
Value of Shares Issued on Merger (Note 4)	–	20,372	–	–	–	–
Reinvestments	24,805	17,616	95	26	67	29
Redemptions	(205,449)	(136,435)	(1,207)	(338)	(47)	(40)

Net Change	$16,514	$32,540	$2,488	$223	$1,211	$553

	Investor Class		Class A		Class B		Class C
	2002*	2001*	2002*	2001*	2002*	2001*	2002*	2001*

	SAFECO Money Market Fund

Shares:
Sales	446,042	289,952	5,611	14,127	741	2,566	28	22
Reinvestments	3,767	8,319	68	158	13	35	–	–
Redemptions	(323,715)	(313,323)	(5,444)	(13,624)	(864)	(2,152)	(17)	(10)

Net Change	126,094	(15,052)	235	661	(110)	449	11	12

Amounts:
Sales	$446,042	$289,952	$5,611	$14,127	$741	$2,566	$28	$22
Reinvestments	3,767	8,319	68	158	13	35	–	–
Redemptions	(323,715)	(313,323)	(5,444)	(13,624)	(864)	(2,152)	(17)	(10)

Net Change	$126,094	$(15,052)	$235	$661	$(110)	$449	$11	$12

*	For the year ended December 31.

SAFECO MUTUAL FUNDS	1-800-528-6501

Notes to Financial Statements

10.    INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees.    The Funds receive investment management and advisory services pursuant to an agreement with SAFECO Asset Management Company. The investment advisory fees are based on each Fund’s net assets and the rates specified in the tables below.

Growth Opportunities, Equity, Dividend Income, Northwest, Balanced and U.S. Value Funds:		Small Company Value Fund:		International Stock Fund:
First $250 million	.70%	First $250 million	.75%	First $250 million	1.00%
Next $500 million	.65	Next $500 million	.70	Next $500 million	.90
Next $500 million	.60	Next $500 million	.65	Over $750 million	.80
Over $1.25 billion	.55	Over $1.25 billion	.60

U.S. Growth Fund:		Small Company Growth Fund:
First $250 million	.80%	First $250 million	1.00%
Next $500 million	.75	Over $250 million	.80
Next $500 million	.70
Over $1.25 billion	.65

Intermediate-Term U.S. Treasury and U.S. Government Fund:		High-Yield Bond Fund:		Managed Bond Fund:
First $250 million	.55%	First $250 million	.65%	First $750 million	.50%
Next $500 million	.50	Next $500 million	.55	Next $500 million	.45
Next $500 million	.45	Over $750 million	.50	Over $1.25 billion	.40
Over $1.25 billion	.40

Municipal and California Bond Funds:		Money Market Fund:
First $250 million	.50%	First $250 million	.50%
Next $500 million	.45	Next $500 million	.45
Over $750 million	.40	Next $500 million	.40
		Over $1.25 billion	.35

SAFECO Asset Management Company pays sub-advisory fees for investment research and advice to the Bank of Ireland Asset Management Company (U.S.) Limited for the International Stock Fund and to Dresdner RCM Global Investors LLC for the Small Company Growth and U.S. Growth Funds.

Fund Accounting and Fund Administration Fees.    SAFECO Asset Management Company receives a fee for these services on a percentage of each day’s net assets, which, on an annual basis is as follows:

Fund Accounting:		Fund Administration:
First $200 million	.04%	First $200 million	.05%
Over $200 million	.01	Over $200 million	.01

Transfer Agent, Shareholder Service, and Distribution Fees.    SAFECO Services Corporation receives transfer agent fees. SAFECO Securities, Inc. receives shareholder service and distribution fees.

Low Balance Fees.    As described in the Prospectus, SAFECO Services Corporation assesses an annual $12 low balance fee charge on shareholder accounts containing balances less than $1,000. Low balance fee amounts received by SAFECO Services are then applied in their entirety to reduce the contractual billings that SAFECO Services charges the Funds for transfer agent services.

Notes to Financial Statements

Notes Payable and Interest Expense.    The Funds may borrow money for temporary purposes from SAFECO Corporation or its affiliates at rates equivalent to commercial bank interest rates. At December 31,2002 the California Tax-Free Income Fund had a 1.76% note payable to SAFECO Insurance Company of America for $950,000. The note was repaid on January 8, 2003. Interest rates on affiliated loans during the year ended December 31, 2002 ranged from 1.26% to 1.80% for the Common Stock Trust and 1.31% to 1.79% for the Taxable and Tax-Exempt Bond Trusts.

Line of Credit.    The Trusts, together with all other management investment companies for which SAFECO Asset Management Company serves as investment advisor, have line of credit arrangements with certain financial institutions. Under these arrangements, $100 million is available to meet short-term financing needs. At December 31, 2002 no such borrowings were outstanding.

Affiliate Ownership.    At December 31, 2002, SAFECO Insurance Company of America owned 450,000 shares (10% of outstanding shares) of the Northwest Fund and 500,000 shares (20%) of the Intermediate-Term U.S. Treasury Fund. SAFECO Asset Management Company owned 694,490 shares (29%) of the International Stock Fund, 519,268 shares (32%) of the Balanced Fund, 500,000 shares (60%) of the U.S. Value Fund, 500,000 shares (89%) of the Small Company Growth Fund and 500,000 shares (87%) of the U.S. Growth Fund and 452,103 shares (37%) of the Managed Bond Fund.

Investment Reimbursement by Affiliate.    In February 2002, a final settlement was reached on an outstanding class-action lawsuit against Prison Realty Trust, Inc., a security formerly owned by the Growth Opportunities Fund and the Dividend Income Fund. Eligibility for the settlement was predicated on filing a claim prior to December 27, 2000. Due to a claim not being filed timely, the funds were precluded from participating in the settlement. To compensate these two Funds for the loss of settlement proceeds, SAFECO Asset Management Company voluntarily reimbursed the Growth Opportunities Fund and Dividend Income Fund $2,581,000 and $573,600, respectively, which approximated the market value of each Fund’s portion of the settlement had they participated in the original settlement agreement.

Expense Reimbursement.    Beginning May 1, 1999 through April 30, 2009, SAFECO Asset Management Company agreed to reimburse the Funds (excluding the Small Company Growth and the U.S. Growth Funds) for operating expenses (i.e., all expenses except investment advisory, distribution fees, service fees, and interest expense) that exceed on an annual basis 0.30% of the average daily net assets for the Money Market Fund and 0.40% for all other Funds. Beginning October 31, 2001 (commencement of operations) through December 31, 2002, SAFECO Asset Management Company voluntarily reimbursed the Small Company Growth and the U.S. Growth Funds for operating expenses which exceeded on an annual basis 0.60% of the Funds average daily net assets. In addition, from March 7, 2002 through May 5, 2002 and from December 4, 2002 through December 31, 2002, SAFECO Asset Management Company voluntarily waived 0.10% and 0.05%, respectively, of the Investment Advisory fee for the Money Market Fund. The Total amount voluntarily waived for the year ended December 31, 2002 was $68,000.

Deferred Offering Costs.    Costs related to the initial offering of the Small Company Growth and U.S. Growth Funds were deferred as of October 31, 2001 and were amortized to operations on a straight-line basis over a twelve month period. These costs were advanced by an affiliate and were reimbursed by

SAFECO MUTUAL FUNDS	www.safecofunds.com

Notes to Financial Statements

the Funds over a twelve-month period. As of December 31, 2002, there were no deferred offering costs that remained to be amortized.

Board of Trustees.    The Trust along with several other affiliated trusts not reported herein, paid each of the Trustees not affiliated with SAFECO a retainer of $23,000 per year plus out of pocket expenses. Members additionally received $2,500 per Board Meeting plus $500 per each additional committee meeting they attended.

Dealer Concessions.    SAFECO Securities, Inc. retained the following amounts in dealer commissions from sales of Class A shares during the year ended December 31, 2002 (in thousands):

Commissions Retained		Commissions Retained
Growth Opportunities Fund	$10	Small Company Value Fund	$1
Equity Fund	3	Intermediate-Term U.S. Treasury Fund	1
Northwest Fund	2	U.S. Government Fund	2
International Stock Fund	1	Managed Bond Fund	1
Balanced Fund	1	Municipal Bond Fund	2

Notes to Financial Statements

11.    INVESTMENTS IN AFFILIATES

Each of the companies listed below is an affiliate of the Fund because the Fund owned at least 5% of the company’s voting securities during the year ended December 31, 2002.

(In Thousands)	Shares at Beginning of Period	Additions	Reductions	Shares at End of Period	Dividends	Realized Gain (Loss)	Market Value of Affiliates at December 31, 2002

SAFECO Growth Opportunities Fund
American Medical Alert Corp.	–	455	–	455	$–	$–	$1,119
Concepts Direct, Inc.	480	–	–	480	–	–	278
Conceptus, Inc.	1,418	479	–	1,897	–	–	22,728
Endocare, Inc.*	1,072	548	(433)	1,187	–	(1,631)	–
Harold’s Stores, Inc.	542	–	–	542	–	–	553
IMPCO Technologies, Inc.	–	938	–	938	–	–	4,398
Matria Healthcare, Inc.	657	185	–	842	–	–	7,318
Med-Design Corp.	–	1,173	–	1,173	–	–	9,448
MICROS Systems, Inc.	1,050	12	–	1,062	–	–	23,808
Nastech Pharmaceutical Co., Inc.	835	–	–	835	–	–	7,139
NCO Group, Inc.	2,104	–	(564)	1,540	–	(9,158)	24,556
North American Scientific, Inc.	953	–	(23)	930	–	(248)	8,362
PhotoMedex, Inc.	–	1,800	–	1,800	–	–	3,456
Physiometrix, Inc.*	490	–	(338)	152	–	(6,703)	–
PLATO Learning, Inc.	1,094	146	–	1,240	–	–	7,364
PolyMedica Corp.	1,198	–	(172)	1,026	–	58	31,630
Prime Medical Services, Inc.	1,226	–	(288)	938	–	(982)	8,131
Provell, Inc.*	662	–	(662)	–	–	(6,187)	–
Quantum Fuel Systems Technologies Worldwide, Inc.	–	938	–	938	–	–	2,204
Rent-Way, Inc.	2,696	–	(230)	2,466	–	(4,271)	8,630
RMH Teleservices, Inc.	1,037	184	(252)	969	–	2,479	10,171
Serologicals Corp.	1,173	424	(342)	1,255	–	230	13,805
SpectRx, Inc.	861	–	–	861	–	–	1,386
Sphinx International, Inc.	832	–	–	832	–	–	333
Stellent, Inc.	591	1,013	(195)	1,409	–	(2,829)	6,255
TRM Copy Centers Corp.*	710	–	(710)	–	–	(6,233)	–

					$–	$(35,475)	$203,072

SAFECO Small Company Value Fund
International Aircraft Investors, Inc.*	187	–	(187)	–	$–	$(1,528)	$–

*	Company was not an affiliate at the end of the period.

SAFECO MUTUAL FUNDS	1-800-528-6501

Report of Ernst & Young LLP, Independent Auditors

To the Board of Trustees and Shareholders of the SAFECO Common Stock Trust, the SAFECO Taxable Bond Trust, the SAFECO Managed Bond Trust, the SAFECO Tax-Exempt Bond Trust, and the SAFECO Money Market Trust

We have audited the accompanying statements of assets and liabilities, including the related portfolios of investments, of the SAFECO Common Stock Trust (comprising the SAFECO Growth Opportunities Fund, SAFECO Equity Fund, SAFECO Dividend Income Fund, SAFECO Northwest Fund, SAFECO International Stock Fund, SAFECO Balanced Fund, SAFECO Small Company Value Fund, SAFECO U.S. Value Fund, SAFECO Small Company Growth Fund, and SAFECO U.S. Growth Fund), the SAFECO Taxable Bond Trust (comprising the SAFECO High-Yield Bond Fund, SAFECO Intermediate-Term U.S. Treasury Fund, and SAFECO U.S. Government Fund), the SAFECO Managed Bond Trust (comprising the SAFECO Managed Bond Fund), the SAFECO Tax-Exempt Bond Trust (comprising the SAFECO California Tax-Free Income Fund and SAFECO Municipal Bond Fund), and the SAFECO Money Market Trust (comprising the SAFECO Money Market Fund) as of December 31, 2002, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the SAFECO Common Stock Trust, the SAFECO Taxable Bond Trust, the SAFECO Managed Bond Trust, the SAFECO Tax-Exempt Bond Trust, and the SAFECO Money Market Trust at December 31, 2002, the results of their operations, the changes in their net assets and financial highlights for each of the periods referred to above, in conformity with accounting principles generally accepted in the United States.

Seattle, Washington

January 24, 2003

Trustee and Officer Information

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

INDEPENDENT TRUSTEES

Scott M. Boggs 4854 154th Place NE Redmond, WA 98052 (Age-47)	Trustee	Term: Up to age 72 Served since August 8, 2002	Vice President, Corporate Controller for Microsoft Corporation, a software company, Redmond, Washington (1992—present).	25 SAFECO Mutual Funds	Trustee for Financial Executives Research Foundation (Industry Group)

Barbara J. Dingfield 4854 154th Place NE Redmond, WA 98052 (Age-57)	Trustee	Term: Up to age 72 Time Served: 12 years	Consultant. From 1994 to 1999 she was the Director of Community Affairs for Microsoft Corporation, Redmond, Washington.	25 SAFECO Mutual Funds	First SAFECO National Life Insurance Co. of New York

Richard E. Lundgren 4854 154th Place NE Redmond, WA 98052 (Age-65)	Trustee	Term: Up to age 72 Time Served: 19 years	Retired in 2000 from position as Director of Marketing and Customer Relations, Building Materials Distribution, Weyerhaeuser Company, Tacoma, Washington.	25 SAFECO Mutual Funds	First SAFECO National Life Insurance Co. of New York

Larry L. Pinnt 4854 154th Place NE Redmond, WA 98052 (Age-68)	Trustee	Term: Up to age 72 Time Served: 16 years	Retired Vice president and Chief Financial Officer of U.S. WEST Communications, Seattle, Washington.	25 SAFECO Mutual Funds	First SAFECO National Life Insurance Co. of New York; Cascade Natural Gas Corporation, Seattle, Washington.

John W. Schneider 4854 154th Place NE Redmond, WA 98052 (Age-61)	Trustee	Term: Up to age 72 Time Served: 19 years	President and sole owner of Wallingford Group, Inc., Seattle, Washington, a company consulting on the acquisition/disposition and development of real estate.	25 SAFECO Mutual Funds	First SAFECO National Life Insurance Co. of New York

INTERESTED TRUSTEE

Randall H. Talbot 5069 154th Place NE Redmond, WA 98052 (Age-49)	Chairman and Trustee	Term: Up to age 72 Time Served: 2 year	President of SAFECO Life Insurance Company since 1998. Employed by Talbot Financial Corporation from 1975 to 1998, where he served as President and CEO.	25 SAFECO Mutual Funds	First SAFECO National Life Insurance Co. of New York; Netstock Corporation, Bellevue, Washington

OFFICERS

Kevin A. Rowell 4854 154th Place NE Redmond, WA 98052 (Age-42)	President	Annual appointment Served since September 16, 2002

Appointed President of SAFECO Securities, Inc. and SAFECO Services Corp., effective September 16, 2002. Managing Director of Global Relationships for Alliance Capital Management in New York from 1998 to 2002. Prior to 1998, European Director for Corporate Development at Putnam Investments.

Roger F. Harbin 5069 154th Place NE Redmond, WA 98052 (Age-51)	Sr. Vice President	Annual appointment Served as interim President from November 8, 2001 to September 16, 2002. Sr. Vice President since November 7, 2002.

Senior Vice President and Director of SAFECO Services Corporation and SAFECO Securities, Inc. since November 2002. Named Director and interim President of SAFECO Services Corporation, Director of SAFECO Asset Management Company, Director and interim President of SAFECO Securities, Inc. in 2001. Executive Vice President and Actuary of SAFECO Life Insurance Company since 1998. Senior Vice President of SAFECO Life Insurance Company from 1992 to 1998.

Ronald L. Spaulding Two Union Square 601 Union Street 25th Floor Seattle, WA 98101 (Age-58)	Vice President	Annual appointment Time Served: 8 years

Chairman of SAFECO Asset Management Company; Treasurer and Chief Investment Officer of SAFECO Corporation; Vice President of SAFECO Insurance Companies; Director, Vice President and Treasurer of First SAFECO Life Insurance Company of New York; former Senior Portfolio Manager of SAFECO Insurance Companies and Portfolio Manager for SAFECO Mutual Funds.

David H. Longhurst 4854 154th Place NE Redmond, WA 98052 (Age-45)	Vice President, Treasurer, Controller, Secretary	Annual appointment Time Served: 2 years Served as Assistant Controller from 1996 to 2000.

Vice President, Treasurer, Controller and Secretary of SAFECO Asset Management Company; Vice President, Treasurer, Controller and Secretary of SAFECO Services Corporation; and Vice President, Treasurer, Controller and Secretary and Financial Principal of SAFECO Securities, Inc. since July 2000. Treasurer, Controller, Secretary and Financial Principal of SAFECO Investment Services, Inc. since March 2000; Assistant Controller of SAFECO Securities, Inc., SAFECO Services Corporation and SAFECO Asset Management Company from 1996 to June 2000.

David N. Evans 4854 154th Place NE Redmond, WA 98052 (Age-30)	Assistant Controller	Annual appointment Served since November 7, 2002

Former Controller and Assistant Controller of Rosetta Inpharmatics from 2001-2002 and 2000-2001, respectively. From 1994 to 2000, he worked at PricewaterhouseCoopers LLP, where he focused on financial services.

Susan Tracey SAFECO Plaza 4333 Brooklyn Ave. NE Seattle, WA 98185 (Age-53)	Assistant Secretary	Annual appointment Time Served: 2 year

Tax Manager for SAFECO Corporation. Assistant Secretary of SAFECO Asset Management Company, SAFECO Securities, Inc. and SAFECO Services Corporation. She has been employed by SAFECO Corporation since 1987.

Stephen Collier SAFECO Plaza 4333 Brooklyn Ave. NE Seattle, WA 98185 (Age-50)	Assistant Secretary	Annual appointment Time Served: 4 year

Director of Taxation and Assistant Vice President of SAFECO Corporation; Assistant Secretary of SAFECO Asset Management Company, SAFECO Securities, Inc. and SAFECO Services Corporation. He has been an officer of SAFECO Corporation and subsidiaries since 1991.

The Statement of Additional Information (“SAI”) includes additional information about Fund trustees and is available upon request without charge by contacting the Fund at SAFECO Securities, Inc. 4854 154th Place NE, Redmond, WA 98052. Telephone 1-800-624-5711. Deaf and Hard of Hearing TTY/TDD Service 1-800-438-8718.

SAFECO MUTUAL FUNDS

INVESTMENT ADVISOR

SAFECO Asset Management Company

DISTRIBUTOR

SAFECO Securities, Inc.

TRANSFER AGENT

SAFECO Services Corporation

CUSTODIAN

State Street Bank and Trust Company

JP Morgan Chase Bank

(International Stock Fund)

FOR CLIENT SERVICES

1-800-528-6501

TTY/TDD

1-800-438-8718

*All telephone calls are tape-recorded for your protection.

For 24-Hour Automated Performance Information and Transactions

Nationwide: 1-800-835-4391

Mailing Address

SAFECO Mutual Funds

c/o NFDS

P.O. Box 219241

Kansas City, MO

64121-9241

Internet

www.safecofunds.com

Email

invest@safeco.com

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®A registered trademark of SAFECO Corporation

GMF-4415 2/03